CREDIT SUISSE FUNDS

Prospectus

Class A, C and I Shares

February 29, 2012

■  CREDIT SUISSE
COMMODITY RETURN STRATEGY FUND

CLASS A: CRSAX

CLASS C: CRSCX

CLASS I: CRSOX

■  CREDIT SUISSE
FLOATING RATE HIGH INCOME FUND

CLASS A SHARES: CHIAX

CLASS C SHARES: CHICX

CLASS I SHARES: CSHIX

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved this fund, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

CONTENTS

FUND SUMMARIES	4

CREDIT SUISSE COMMODITY RETURN STRATEGY FUND	4

CREDIT SUISSE FLOATING RATE HIGH INCOME FUND	13

SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING FUND SHARES	20

THE FUNDS IN DETAIL	22

Goals and Strategies	22

Risk Factors	29

FINANCIAL HIGHLIGHTS	37

MEET THE MANAGERS	43

MORE ABOUT THE FUNDS	45

The Management Firm	45

Share Valuation	46

Distributions	47

Taxes	48

Statements and Reports	50

CHOOSING A CLASS OF SHARES	51

BUYING AND SELLING SHARES	53

SHAREHOLDER SERVICES	62

OTHER POLICIES	63

OTHER SHAREHOLDER INFORMATION	66

OTHER INFORMATION	72

About the Distributor	72

FOR MORE INFORMATION	back cover

3

CREDIT SUISSE COMMODITY RETURN STRATEGY FUND

INVESTMENT OBJECTIVE

The fund seeks total return.

FEES AND FUND EXPENSES

The accompanying tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Credit Suisse Funds. More information about these and other discounts is available from your financial representative and in this Prospectus on page 66 under the heading "Other Shareholder Information – Classes of Shares and Sales Charges" and in the fund's Statement of Additional Information ("SAI") on page 65 under the heading "Additional Purchase and Redemption Information."

	CLASS A	CLASS C	CLASS I
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.00%	NONE	NONE
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	NONE [1]	1.00%[2]	NONE
Maximum sales charge (load) on reinvested distributions (as a percentage of offering price)	NONE	NONE	NONE
Redemption or exchange fees (as a percentage of net asset value on date of redemption or exchange) (for shares redeemed or exchanged within 30 days from date of purchase)	2.00%	2.00%	2.00%
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee of fund and Credit Suisse Cayman Commodity Fund I, Ltd. ("Subsidiary")	0.50%	0.50%	0.50%
Distribution and service (12b-1) fee	0.25%	1.00%	NONE
Other expenses	0.32%	0.32%	0.32%
Total annual fund operating expenses	1.07%	1.82%	0.82%

  1  Purchases of shares of $250,000 or more may be subject to a 0.50% deferred sales charge on redemptions within 12 months of purchase.

  2  1% during the first year.

4

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain the same and you close your account at the end of each of the time periods shown. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
CLASS A (with or without redemption)	$406	$630	$872	$1,566
CLASS C (redemption at end of period)	$285	$573	$985	$2,137
CLASS C (no redemption)	$185	$573	$985	$2,137
CLASS I (with or without redemption)	$84	$262	$455	$1,014

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 165% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES

The fund is designed to achieve positive total return relative to the performance of the Dow Jones-UBS Commodity Index Total Return ("DJ-UBS Index"). The fund intends to invest its assets in a combination of commodity linked-derivative instruments and fixed income securities. The fund gains exposure to commodities markets by investing through the Subsidiary and in structured notes linked to the DJ-UBS Index, other commodity indices, or the value of a particular commodity or commodity futures contract or subset of commodities or commodity futures contracts. The value of these investments will rise or fall in response to changes in the underlying index or commodity.

The fund may invest up to 25% of its total assets in the Subsidiary, a wholly owned subsidiary of the fund formed in the Cayman Islands, which has the same investment objective as the fund and has a strategy of investing in commodity-linked swap agreements and other commodity-linked derivative instruments, including futures contracts on individual commodities and options on them.

The fund invests in a portfolio of fixed income securities normally having an average duration of one year or less, and emphasizes investment-grade fixed income securities.

6

PRINCIPAL RISKS OF INVESTING IN THE FUND

A WORD ABOUT RISK

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

The fund is not a complete investment program and should only form a small part of a diversified portfolio. At any time, the risk of loss associated with a particular instrument in the fund's portfolio may be significantly higher than 50% of the value of the investment. Investors in the fund should be willing to assume the greater risks of potentially significant short-term share price fluctuations.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CFTC REGULATION

Due to recent Commodity Futures Trading Commission ("CFTC") rule amendments, the disclosures and operations of the fund will need to comply with applicable regulations governing commodity pools, which will increase the fund's regulatory compliance costs. Other potentially adverse regulatory initiatives could develop.

COMMODITY RISK

The fund's and the Subsidiary's investments in commodity-linked derivative instruments may subject the fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the fund's net asset value), and there can be no assurance that the fund's use of leverage will be successful.

CORRELATION RISK

Changes in the value of a hedging instrument may not match those of the investment being hedged. In addition, certain of the fund's commodity-linked derivative investments may result in the fund's performance diverging from the

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DJ-UBS Index, perhaps materially. For example, a structured note can be structured to limit the loss or the gain on the investment, which would result in the fund not participating in declines or increases in the DJ-UBS Index that exceed the limits.

CREDIT RISK

The issuer of a security or the counterparty to a contract, including derivatives contracts, may default or otherwise become unable to honor a financial obligation.

DERIVATIVES RISK

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund also may use derivatives for leverage. The fund's use of derivative instruments, particularly commodity-linked derivatives, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as commodity risk, correlation risk, liquidity risk, interest rate risk, market risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

EXPOSURE RISK

The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

■  Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

■  Speculative To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from commodity-linked notes or swap agreements, from writing uncovered call options and from speculative short sales are unlimited.

FOCUS RISK

The fund will be exposed to the performance of commodities in the DJ-UBS Index, which may from time to time have a small number of commodity sectors (e.g., energy, metals or agricultural) representing a large portion of the index. As a result, the fund may be subject to greater volatility than if the index were more broadly diversified

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among commodity sectors. If the fund is exposed to a significant extent to a particular commodity or subset of commodities, the fund will be more exposed to the specific risks relating to such commodity or commodities and will be subject to greater volatility than if it were more broadly diversified among commodity sectors.

INTEREST RATE RISK

Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

LIQUIDITY RISK

Certain fund holdings, such as commodity-linked notes and swaps, may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other holdings instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

MARKET RISK

The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks, bonds and commodities, and the mutual funds that invest in them.

Bonds and other fixed income securities generally involve less market risk than stocks and commodities. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

NON-DIVERSIFIED STATUS

The fund is considered a non-diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its portfolio securities than a fund that is diversified.

PORTFOLIO TURNOVER RISK

Active and frequent trading may lead to the realization and distribution to shareholders of higher short-term capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

SUBSIDIARY RISK

By investing in the Subsidiary, the fund is indirectly exposed to the risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the fund and are

9

subject to the same risks that apply to similar investments if held directly by the fund. These risks are described elsewhere in this Prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved.

The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. However, the fund wholly owns and controls the Subsidiary, and the fund and the Subsidiary are both managed by Credit Suisse Asset Management, LLC, making it unlikely that the Subsidiary will take action contrary to the interests of the fund and its shareholders. The fund's Board of Trustees has oversight responsibility for the investment activities of the fund, including its investment in the Subsidiary, and the fund's role as sole shareholder of the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the fund.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the fund.

TAX RISK

Any income the fund derives from direct investments in commodity-linked swaps or certain other commodity-linked derivatives must be limited to a maximum of 10% of the fund's gross income in order for the fund to maintain its pass through tax status. The fund has obtained a private letter ruling from the IRS confirming that the income produced by certain types of structured notes constitutes "qualifying income" under the Code. In addition, the IRS has issued a private letter ruling to the fund confirming that income derived from the fund's investment in its Subsidiary will also constitute qualifying income to the fund. Based on such rulings, the fund seeks to gain exposure to the commodity markets primarily through investments in the Subsidiary, which invests in commodity-linked swaps, commodity futures and other derivatives, and directly through investments in commodity index-linked notes.

The IRS has recently announced an internal review of its regulatory approach with respect to commodity-related investments by U.S. mutual funds. The IRS has placed a moratorium on the issuance of any additional private letter rulings to U.S. mutual funds.

The IRS, after completion of its internal review, may significantly change its regulatory approach and adopt a regulatory approach to commodity-related investments resulting in significant restrictions on the Fund's ability to invest as previously anticipated.

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PERFORMANCE SUMMARY

The accompanying bar chart and table provide an indication of the risks of investing in the fund. The bar chart shows you how performance of the fund's Class A shares has varied from year to year for up to 10 years. Sales loads are not reflected in the returns; if they were, returns would be lower than those shown. The table compares the fund's performance (before and after taxes) over time to that of a broad-based securities market index. The table also compares the fund's performance to the DJ-UBS Index, which is composed of futures contracts on 19 physical commodities. The after-tax returns are shown for Class A shares only. The after-tax returns of other classes will vary. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

The fund makes updated performance available at the fund's website (www.credit-suisse.com/us) or by calling Credit Suisse Funds at 877-870-2874.

AVERAGE ANNUAL TOTAL RETURNS

PERIOD ENDED 12/31/11:	ONE YEAR 2011	FIVE YEARS 2007-2011	LIFE OF CLASS	INCEPTION DATE
CLASS A RETURN BEFORE TAXES	-12.57%	-2.06%	1.34%	12/30/04
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS	-12.59%	-3.33%	-0.14%
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	-8.14%	-2.40%	0.35%
CLASS C RETURN BEFORE TAXES	-13.31%	-2.80%	0.60%	12/30/04
CLASS I RETURN BEFORE TAXES	-12.29%	-1.81%	1.60%	12/30/04
DOW JONES-UBS COMMODITY INDEX TOTAL RETURN (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)	-13.32%	-2.07%	1.58%
STANDARD & POOR'S 500 INDEX (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)	2.11%	-0.25%	2.63%

  ■  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").

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MANAGEMENT

Investment adviser: Credit Suisse Asset Management, LLC

Portfolio managers: The Credit Suisse Commodities Management Team is responsible for the day-to-day management of the fund. Nelson Louie (Managing Director of Credit Suisse) and Christopher Burton (Managing Director of Credit Suisse) are the co-lead portfolio managers of the team and have been team members since August 2010 and 2005, respectively.

OTHER IMPORTANT INFORMATION
REGARDING FUND SHARES

For important information about purchase and sale of fund shares, tax information, and payments to broker-dealers and other financial representatives, please see the "Summary of Other Important Information Regarding Fund Shares" section on page 20 of this Prospectus.

12

CREDIT SUISSE FLOATING RATE
HIGH INCOME FUND

INVESTMENT OBJECTIVE

The fund seeks high current income and, secondarily, capital appreciation.

FEES AND FUND EXPENSES

The accompanying tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Credit Suisse Funds. More information about these and other discounts is available from your financial representative and in this Prospectus on page 66 under the heading "Other Shareholder Information – Classes of Shares and Sales Charges" and in the fund's Statement of Additional Information ("SAI") on page 65 under the heading "Additional Purchase and Redemption Information."

	CLASS A	CLASS C	CLASS I
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	NONE	NONE
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	NONE [1]	1.00%[2]	NONE
Maximum sales charge (load) on reinvested distributions (as a percentage of offering price)	NONE	NONE	NONE
Redemption or exchange fees (as a percentage of net asset value on date of redemption or exchange) (for shares redeemed or exchanged within 30 days from date of purchase)	2.00%	2.00%	2.00%
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.70%	0.70%	0.70%
Distribution and service (12b-1) fee	0.25%	1.00%	NONE
Other expenses	0.68%	0.68%	0.68%
Total annual fund operating expenses	1.63%	2.38%	1.38%

  1  Purchases of shares of $1,000,000 or more may be subject to a 1% deferred sales charge on redemptions within 12 months of purchase.

  2  1% during the first year.

13

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain the same and you close your account at the end of each of the time periods shown. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
CLASS A (with or without redemption)	$633	$965	$1,319	$2,316
CLASS C (redemption at end of period)	$341	$742	$1,270	$2,716
CLASS C (no redemption)	$241	$742	$1,270	$2,716
CLASS I (with or without redemption)	$140	$437	$755	$1,657

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 144% of the average value of its portfolio.

14

PRINCIPAL INVESTMENT STRATEGIES

The fund invests at least 80% of its assets, plus any borrowings for investment purposes, in high yield, fixed income securities (commonly referred to as "junk bonds"). The high yield, fixed income securities in which the fund will invest will primarily consist of senior secured floating rate loans ("Senior Loans") issued by non-investment grade companies. Under normal market conditions, the fund intends to invest at least 80% of its assets, plus any borrowings for investment purposes, in such Senior Loans. Senior Loans typically are secured by specific collateral of the issuer and hold the most senior position in the issuer's capital structure. The interest rate on Senior Loans is adjusted periodically to a recognized base rate, typically the London Interbank Offered Rate (LIBOR). While these characteristics may reduce interest rate risk and mitigate losses in the event of borrower default, the Senior Loans in which the fund invests have below investment grade credit ratings and thereby are considered speculative because of the significant credit risk of their issuers. The fund may invest up to 30% of its assets in securities of non-U.S. issuers. The fund seeks to moderate risk by investing in a diversified portfolio of issuers across a variety of industry sectors. Investments are selected for the fund based on an analysis of individual issuers and the general business conditions affecting them. The fund generally will not invest in instruments rated at the time of investment in the lowest rating categories (Ca or below by Moody's Investor Services ("Moody's") and CC or below by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P")) but may continue to hold securities which are subsequently downgraded.

15

PRINCIPAL RISKS OF INVESTING IN THE FUND

A WORD ABOUT RISK

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

BELOW INVESTMENT GRADE SECURITIES RISK

Below investment grade securities are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of below investment grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities.

CONFLICT OF INTEREST RISK

Affiliates of Credit Suisse may participate in the primary and secondary market for loans. Because of limitations imposed by applicable law, the presence of Credit Suisse's affiliates in the loans market may restrict the fund's ability to acquire some loans or affect the timing or price of such acquisitions.

CREDIT RISK

The issuer of a security, the borrower of a loan or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

FOREIGN SECURITIES RISK

A fund that invests outside the U.S. carries additional risks that include:

■  Currency Risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. The fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

■  Information Risk Key information about an issuer, security or market may be inaccurate or unavailable.

■  Political Risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the United States. Other political risks include economic

16

policy changes, social and political instability, military action and war.

INTEREST RATE RISK

Changes in interest rates may cause a decline in market value of an investment. With loans and other fixed income instruments, a rise in interest rates typically causes a fall in values. The impact of interest rate changes on floating rate instruments is typically mitigated by the periodic interest rate adjustments of the instruments.

LIQUIDITY RISK

Due to restrictions on transfers in loan agreements and the nature of the private syndication of Senior Loans including, for example, the lack of publicly available information, some Senior Loans are not as easily purchased or sold as publicly traded securities. No active trading market may exist for certain Senior Loans and other fixed income instruments and some Senior Loans may be subject to restrictions on resale. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. This may impair the ability of the fund to sell or realize the full value of its Senior Loans or other fixed income instruments in the event of a need to liquidate such assets.

MARKET RISK

The market value of an instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause an instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks and fixed income instruments, and the mutual funds that invest in them.

PREPAYMENT RISK

In a declining interest rate environment, prepayment of loans and other fixed income instruments with high stated interest rates may increase. In such circumstances, the fund may have to reinvest the prepayment proceeds at lower yields.

SENIOR LOANS RISKS

Senior Loans are subject to the risk that a court could subordinate a Senior Loan, which typically holds the most senior position in the issuer's capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans. Senior Loans are also subject to heightened prepayment risk, as they usually have mandatory and optional prepayment provisions. Senior Loans are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate.

VALUATION RISK

The lack of an active trading market may make it difficult to obtain an accurate price for an instrument held by the fund.

17

PERFORMANCE SUMMARY

The accompanying bar chart and table provide an indication of the risks of investing in the fund. The bar chart shows you how performance of the fund's Class A shares has varied from year to year for up to 10 years. Sales loads are not reflected in the returns; if they were, returns would be lower than those shown. The table compares the fund's performance (before and after taxes) over time to that of a broad-based securities market index. Effective June 3, 2011, the fund changed its benchmark to the Credit Suisse Leveraged Loan Index Total Return because it adopted certain changes to its principal investment strategies to emphasize investments in Senior Loans. Performance information for periods prior to June 3, 2011 does not reflect the current investment strategies.The after-tax returns are shown for Class A shares only. The after-tax returns of other classes will vary. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

The fund makes updated performance available at the fund's website (www.credit-suisse.com/us) or by calling Credit Suisse Funds at 877-870-2874.

AVERAGE ANNUAL TOTAL RETURNS

PERIOD ENDED 12/31/11:	ONE YEAR 2011	FIVE YEARS 2007-2011	TEN YEARS 2002-2011	INCEPTION DATE
CLASS A RETURN BEFORE TAXES	5.05%	6.02%	7.67%	3/8/99
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS	3.04%	2.79%	4.33%
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	3.27%	3.17%	4.56%
CLASS C RETURN BEFORE TAXES	4.19%	5.18%	6.84%	2/28/00
CLASS I RETURN BEFORE TAXES	5.16%	6.23%	7.87%	8/1/00
CREDIT SUISSE LEVERAGED LOAN INDEX TOTAL RETURN (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)*	1.82%	3.32%	4.70%
MERRILL LYNCH US HIGH YIELD MASTER II CONSTRAINED INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)	4.37%	7.54%	8.73%

* The fund changed its benchmark to the Credit Suisse Leveraged Loan Index Total Return effective June 3, 2011 in connection with changes to its principal investment strategies.

  ■  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").

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MANAGEMENT

Investment adviser: Credit Suisse Asset Management, LLC ("Credit Suisse")

Portfolio managers: The Credit Suisse Credit Investments Group Team is responsible for the day-to-day portfolio management of the fund. The current team members are John G. Popp, a Managing Director of Credit Suisse, David H. Lerner, a Managing Director of Credit Suisse, Thomas J. Flannery, a Managing Director of Credit Suisse, and Wing Chan, a Director of Credit Suisse. Messrs. Popp, Lerner and Flannery and Ms. Chan have been members of the Credit Suisse Credit Investments Group Team since 1997, 1998, 1998 and 2005, respectively.

OTHER IMPORTANT INFORMATION
REGARDING FUND SHARES

For important information about purchase and sale of fund shares, tax information, and payments to broker-dealers and other financial representatives, please see the "Summary of Other Important Information Regarding Fund Shares" section on page 20 of this Prospectus.

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SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

PURCHASE AND SALE OF FUND SHARES

Eligible investors may purchase, redeem or exchange shares of a fund each day the New York Stock Exchange is open, at the fund's net asset value determined after receipt of your request in proper form, subject to any applicable sales charge.

Each fund's initial investment minimums for Class A and Class C generally are as follows:

General	$2,500

IRAs	$500

Retirement plan programs	None

Each fund's subsequent investment minimums for Class A and Class C generally are as follows:

General	$100

IRAs	$100 ($50 for electronic transfers (ACH))

Retirement plan programs	None

Each fund's initial investment minimum for Class I is $250,000.

Each fund's subsequent investment minimum for Class I is $100,000.

If you invest through a financial representative, your financial representative may impose different investment minimum amount requirements.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial representative or contact the funds by phone (Credit Suisse Funds at 877-870-2874).

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TAX INFORMATION

Each fund's distributions are taxable as ordinary income or capital gain, except when your investment is through an IRA, 401(k) or other tax-advantaged account, in which case your withdrawals from such account may be taxed as ordinary income.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL REPRESENTATIVES

If you purchase a fund through a broker-dealer or other financial representative (such as a bank), the fund and its related companies may pay the representative for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other representative and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial representative's website for more information.

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THE FUNDS IN DETAIL

■   GOALS AND STRATEGIES

COMMODITY RETURN STRATEGY FUND

PRINCIPAL STRATEGIES

The fund seeks total return. To pursue this goal, it invests in a combination of commodity-linked derivative instruments and fixed income securities. The fund's investment objective of total return may be changed without shareholder approval.

The fund invests in commodity-linked derivative instruments, such as commodity-linked notes, that provide exposure to the investment returns of the commodities markets without investing directly in physical commodities. The fund intends to gain exposure to commodities markets by investing in the Subsidiary, which in turn invests in commodity-linked swap agreements and other commodity-linked derivative instruments, and by investing directly in commodity-linked structured notes. These investments will be linked to the DJ-UBS Index, other commodity indices or the value of a particular commodity or commodity futures contract or subset of commodities or commodity futures contracts. The principal value of commodity-linked investments held by the fund is expected to equal between 0% and 50% of the fund's net assets at the time of investment. The percentage may be higher or lower as the value of the DJ-UBS Index changes. The remainder of the fund's assets (other than amounts invested in commodity-linked investments) is expected to consist predominantly of fixed income instruments.

The fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is advised by Credit Suisse and has the same investment objective as the fund. The Subsidiary (unlike the fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on them. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the fund.

Credit Suisse believes that strong global demand for commodities coupled with inflationary pressures are creating a positive environment for commodities. The DJ-UBS Index is a broadly diversified futures index composed of futures contracts on 19 physical commodities. The index is weighted among commodity sectors using dollar-adjusted liquidity and production data. Currently, four energy products, six metals and nine agricultural products are represented in the index. The DJ-UBS Index is rebalanced as of the beginning of each calendar year so that as of that time no single commodity constitutes less than 2% or more than 15% of the index, and each related group of commodities (e.g., energy, precious metals, livestock or grains) represented in the index is limited to 33%. However, following this rebalancing and for the remainder of the calendar year these percentages

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may change so that a single commodity may constitute a lesser or greater percentage of the index and different sectors may represent different proportions of the index. (A more detailed description of the DJ-UBS Index is found in the SAI.) The fund does not intend to invest in commodities directly or in instruments linked to individual commodity sectors.

The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities in periods of rising inflation. Of course, there can be no guarantee that the fund's commodity-linked investments would not be correlated with traditional financial assets under any particular market conditions. In addition, while the primary driver of the fund's returns is expected to be the change in value of the DJ-UBS Index, the fund is not an index fund and may be exposed to particular commodities or subset of commodities to a greater or lesser extent than reflected in the DJ-UBS Index. However, the fund is designed to generally achieve positive performance relative to that of the DJ-UBS Index, although there can be no guarantee that this positive performance will be achieved.

The fund will not invest 25% or more of its total assets in instruments issued by companies in any one industry. However, 25% or more of its total assets may be indirectly exposed to industries in one or more of the three commodity sectors (currently, the energy, metal, and agricultural sectors) of the DJ-UBS Index. In addition, the fund can invest more than 25% of its total assets in instruments (such as structured notes) issued by companies in the financial services sector (which includes the banking, brokerage and insurance industries). In that case the fund's share values will fluctuate in response to events affecting issues in those sectors.

Under normal market conditions:

■  at least 90% of the fund's fixed income securities (excluding structured notes) will be investment grade

■  the fund will maintain an average duration of the fixed income portion of the portfolio (excluding structured notes) of one year or less

In determining the credit quality of a security, Credit Suisse will use the highest rating assigned to it. While structured notes are not typically rated, the fund does not intend to enter into structured notes with issuers that do not have debt ratings of investment grade.

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

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PRINCIPAL PORTFOLIO INVESTMENTS

The fund intends to gain exposure to commodity markets primarily by investing up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. Although the fund may enter into these commodity-linked derivative instruments directly, the fund likely will gain exposure to these derivative instruments indirectly by investing in the Subsidiary. The Subsidiary also will invest in fixed income instruments, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives position.

The derivative instruments in which the fund and the Subsidiary primarily intend to invest are instruments linked to certain commodity indices. Additionally, the fund or the Subsidiary may invest in derivative instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts, including swaps on commodity futures. The fund's or the Subsidiary's investments in commodity-linked derivative instruments may specify exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the fund's portfolio may deviate from the returns of any particular commodity index. The fund or the Subsidiary may also over-weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that the fund has greater or lesser exposure to that index than the value of the fund's net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Such deviations will frequently be the result of temporary market fluctuations, and under normal circumstances the fund will seek to maintain net notional exposure to one or more commodity indices within 5% (plus or minus) of the value of the fund's net assets. The portion of the fund's or Subsidiary's assets exposed to any particular commodity or commodity sector will vary based on market conditions, but from time to time the portion could be substantial. To the extent that the fund invests in the Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this Prospectus.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the fund. As a result, Credit Suisse, in managing the Subsidiary's portfolio, is subject to the same investment policies and restrictions that apply to the management of the fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary's portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the

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fund's SAI. The fund's Chief Compliance Officer oversees implementation of the Subsidiary's policies and procedures, and makes periodic reports to the fund's Board of Trustees regarding the Subsidiary's compliance with its policies and procedures. The fund and Subsidiary will test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation or "earmarking" requirements to the same extent as the fund.

The Subsidiary has entered into a separate contract with Credit Suisse whereby Credit Suisse or its affiliates provide investment advisory and other services to the Subsidiary. Neither Credit Suisse nor any affiliate receives separate compensation from the Subsidiary for providing it with investment advisory or administrative services. However, the fund pays Credit Suisse and its affiliates based on the fund's assets, including the assets invested in the Subsidiary. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same or with affiliates of the same service providers that provide those services to the fund.

The financial statements of the Subsidiary are included in the fund's Annual and Semiannual Reports (which include the Subsidiary's full audited financial statements and unaudited financial statements, respectively). The fund's Annual and Semiannual Reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of this Prospectus. Please refer to the SAI for additional information about the organization and management of the Subsidiary.

The structured notes in which the fund may invest may be issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations. These notes are debt securities of the issuer and so, in addition to fluctuating in response to changes in the underlying commodity index, will be subject to credit and interest rate risks that typically affect debt securities.

The fixed income securities the fund may invest in include:

■  corporate bonds, debentures and notes

■  government and agency securities

■  mortgage-backed and other asset-backed securities

■  structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations

■  bank certificates of deposit, fixed time deposits and bankers' acceptances

■  commercial paper

OTHER PORTFOLIO INVESTMENTS

In addition to investing in the Subsidiary and commodity-linked instruments, the fund may engage in

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other investment practices that include the use of options, futures and other derivative securities. The fund will attempt to take advantage of pricing inefficiencies in these securities. For example, the fund may write (i.e., sell) put and call options. The fund would receive premium income when it writes an option, which will increase the fund's return in the event the option expires unexercised or is closed out at a profit. Upon the exercise of a put or call option written by the fund, the fund may suffer an economic loss equal to the difference between the price at which the fund is required to purchase, in the case of a put, or sell, in the case of a call, the underlying security or instrument and the option exercise price, less the premium received for writing the option. The fund may engage in derivative transactions involving a variety of underlying instruments, including, in addition to structured notes, swaps, equity and debt securities, securities indexes and futures.

The fund also may invest in common and preferred stock as well as convertible securities of issuers in commodity-related industries. To a limited extent, the fund may also engage in other investment practices.

The fund may, from time to time, place some or all of its assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal investment strategies and might prevent the fund from achieving its goal.

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FLOATING RATE HIGH INCOME FUND

PRINCIPAL STRATEGIES

The fund's primary investment objective is to provide a high level of current income and its secondary objective is capital appreciation. Under normal market conditions, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities that are rated in the lower rating categories of the established rating services (Ba or lower by Moody's and BB or lower by S&P), or, if unrated, are deemed by Credit Suisse to be of comparable quality. Securities rated Ba or lower by Moody's and BB or lower by S&P are commonly considered the equivalent of "junk bonds." The high yield, fixed income securities in which the fund will invest will primarily consist of Senior Loans issued by non-investment grade companies. Under normal market conditions, the fund intends to invest at least 80% of its assets, plus any borrowings for investment purposes, in such Senior Loans. Senior Loans are typically secured by specific collateral of the issuer and hold the most senior position in the issuer's capital structure. The interest rate on Senior Loans is periodically adjusted to a recognized base rate, typically the London Interbank Offered Rate (LIBOR). While these characteristics may reduce interest rate risk and mitigate losses in the event of borrower default, the Senior Loans in which the fund invests have below investment grade credit ratings and thereby are considered speculative because of the significant credit risk of their issuers. The fund may invest up to 30% of its assets in securities of non-U.S. issuers. The fund seeks to moderate risk by investing in a diversified portfolio of issuers across a variety of industry sectors. Investments are selected for the fund based on an analysis of individual issuers and the general business conditions affecting them. The fund will generally not invest in instruments rated at the time of investment in the lowest rating categories (Ca or below for Moody's and CC or below for S&P) but may continue to hold securities which are subsequently downgraded. However, it has authority to invest in securities rated as low as C and D by Moody's and S&P, respectively.

The fund may purchase Senior Loans by assignment from a participant in the original syndicate of lenders or from subsequent assignees of such interests, or can buy a participation in a loan. Loan participations typically represent indirect participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.

In choosing investments, the portfolio managers:

■  continually analyze individual companies, including their financial condition, cash flow and borrowing requirements, value of assets in relation to cost, strength of management, responsiveness to business conditions, credit standing and anticipated results of operations

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■  analyze business conditions affecting investments, including

■  changes in economic activity and interest rates

■  availability of new investment opportunities

■  economic outlook for specific industries

■  seek to moderate risk by investing among a variety of industry sectors and issuers

The portfolio managers may sell investments for a variety of reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

The fund's investment objective may be changed by the Board of Trustees without shareholder approval. The fund's 80% investment policies may be changed by the Board of Trustees on 60 days' notice to shareholders.

PRINCIPAL PORTFOLIO INVESTMENTS

The instruments in which the fund invests are:

■  floating rate loans and notes

■  high yield corporate bonds and notes

■  convertible bonds and preferred stocks

■  equity securities when acquired as a unit with fixed income securities or in a restructuring of fixed income securities

The fund may invest:

■  without limit in floating rate debt securities, including their unrated equivalents

■  up to 30% of assets in securities of non-U.S. issuers

To a limited extent the fund may also engage in other investment practices.

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■   RISK FACTORS

The funds may use certain investment practices that have higher risks associated with them. However, the funds have limitations and policies designed to reduce many of the risks.

PRINCIPAL RISK FACTORS

PRINCIPAL RISKS APPLICABLE TO BOTH FUNDS

Credit Risk The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

Interest Rate Risk Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed income securities, a rise in interest rates typically causes a fall in values.

Liquidity Risk Certain fund securities, such as commodity-linked notes and swaps, may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

Market Risk The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks, bonds and commodities, and the mutual funds that invest in them. Bonds and other fixed income securities generally involve less market risk than stocks and commodities. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

PRINCIPAL RISKS APPLICABLE TO COMMODITY RETURN STRATEGY FUND

Commodity Risk The fund's investment in commodity-linked derivative instruments may subject the fund to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the fund's net asset value), and there can be no assurance that the fund's use of leverage will be successful.

Correlation Risk Changes in the value of a hedging instrument may not match those of the investment being hedged. In addition, certain of the fund's

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commodity-linked derivative instruments may result in the fund's performance diverging from the DJ-UBS Index, perhaps materially. For example, a note can be structured to limit the loss or the gain on the investment, which would result in the fund not participating in declines or increases in the DJ-UBS Index that exceed the limits.

Derivatives Risk In addition to the risks described below under "Exposure Risk," there are additional risks associated with investing in derivatives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage. The fund's use of derivative instruments, particularly commodity-linked derivatives, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as commodity risk, correlation risk, liquidity risk, interest rate risk, market risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Exposure Risk The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

■  Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

■  Speculative To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from commodity-linked structured notes or swaps, from writing uncovered call options and from speculative short sales are unlimited.

Focus Risk The fund will be exposed to the performance of commodities in the DJ-UBS Index, which may from time to time have a small number of commodity sectors (e.g., energy, metals or agricultural) representing a large portion of the index. As a result, the fund may be subject to greater volatility than if the index were more broadly diversified among commodity sectors. If the fund is exposed to a significant extent to a particular commodity or subset of commodities, the fund will be more exposed to the specific risks relating to

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such commodity or commodities and will be subject to greater volatility than if it were more broadly diversified among commodity sectors.

Non-Diversified Status The fund is considered a non-diversified investment company under the 1940 Act and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its portfolio securities than a fund that is diversified.

Portfolio Turnover Risk Active and frequent trading may lead to the realization and distribution to shareholders of higher short-term capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

Recent Regulation The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), among other things, grants the CFTC and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act including comprehensive regulation of the over-the-counter ("OTC") derivatives market. The implementation of the Dodd-Frank Act could adversely affect the fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny may increase the fund's and Credit Suisse's exposure to potential liabilities.

Due to recent CFTC rule amendments, the disclosures and operations of the fund will need to comply with applicable regulations governing commodity pools, which will increase the fund's regulatory compliance costs. Other potentially adverse regulatory initiatives could develop.

Subsidiary Risk By investing in the Subsidiary, the fund is indirectly exposed to the risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the fund and are subject to the same risks that apply to similar investments if held directly by the fund. These risks are described elsewhere in this Prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved.

The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. However, the fund wholly owns and controls the Subsidiary, and the fund and the Subsidiary are both managed by Credit Suisse, making it unlikely that the Subsidiary will take action contrary to the interests of the fund and its shareholders. The fund's Board of Trustees has oversight responsibility for the investment activities of the fund, including its investment in the Subsidiary, and the fund's role as sole shareholder of the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the fund.

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Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the fund and/or the Subsidiary to operate as described in this Prospectus and the SAI and could adversely affect the fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, fund shareholders would likely suffer decreased investment returns.

Tax Risk In order to qualify as a Regulated Investment Company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), the fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. The IRS has issued a ruling that causes certain income from commodity-linked swaps, in which the fund invests to gain exposure to the DJ-UBS Index, to not be considered qualifying income. Any income the fund derives from direct investments in such commodity-linked swaps or certain other commodity- linked derivatives must be limited to a maximum of 10% of the fund's gross income in order for the fund to satisfy the source of income requirement. If the fund fails to qualify as a RIC, the fund will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the fund's earnings and profits. If the fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the fund would be subject to diminished returns. The fund has obtained a private letter ruling from the IRS confirming that the income produced by certain types of structured notes constitutes "qualifying income" under the Code.

In addition, the IRS has also issued a private letter ruling to the fund confirming that income derived from the fund's investment in its Subsidiary will also constitute qualifying income to the fund.

Based on such rulings, the fund seeks to gain exposure to the commodity markets primarily through investments in the Subsidiary, commodity-linked swaps, commodity futures and other derivatives and commodity index-linked notes. Investments in the Subsidiary and the use of commodity swaps, futures and notes involve specific risks. See "Principal Portfolio Investments" for further information regarding commodity swaps, futures and notes, including the risks associated with these instruments, as well as for further information regarding the Subsidiary, including the risks associated with an investment in the Subsidiary.

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PRINCIPAL RISKS APPLICABLE TO FLOATING RATE HIGH INCOME FUND

BELOW INVESTMENT GRADE SECURITIES RISK

Below investment grade securities are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of below investment grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of below investment grade securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of below investment grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer.

Conflict of Interest Risk Affiliates of Credit Suisse may participate in the primary and secondary market for loans. Because of limitations imposed by applicable law, the presence of Credit Suisse's affiliates in the loans market may restrict the fund's ability to acquire some loans or affect the timing or price of such acquisitions.

Foreign Securities Risk A fund that invests outside the U.S. carries additional risks that include:

■  Currency risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. The fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

■  Information risk Key information about an issuer, security or market may be inaccurate or unavailable.

■  Political risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

Prepayment Risk In a declining interest rate environment, prepayment

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of loans and other fixed income instruments with high stated interest rates may increase. In such circumstances, the fund may have to reinvest the prepayment proceeds at lower yields.

Senior Loans Risks Senior Loans are subject to the risk that a court could subordinate a Senior Loan, which typically holds the most senior position in the issuer's capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans. Senior Loans are also subject to heightened prepayment risk, as they usually have mandatory and optional prepayment provisions.

Senior Loans are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the fund may have difficulty collecting on any collateral. In addition, any collateral may be found invalid or may be used to pay other outstanding obligations of the borrower. The fund's access to collateral, if any, may be limited by bankruptcy, other insolvency laws, or by the type of loan the fund has purchased. As a result, a collateralized Senior Loan may not be fully collateralized and can decline significantly in value. Where the fund is a participant in a loan, it does not have any direct claim on the loan or any rights of set-off against the borrower and may not benefit directly from any collateral supporting the loan. As a result, the fund is subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Valuation Risk The lack of an active trading market may make it difficult to obtain an accurate price for an instrument held by the fund.

OTHER RISK FACTORS

OTHER RISKS APPLICABLE TO BOTH FUNDS

Extension Risk An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Fund of Funds Risk The fund's Board of Trustees has approved making the fund's shares available as an investment for certain "fund of funds." From time to time, those funds of funds may invest significant portions of their assets in shares of the fund, and may own a significant amount of the fund's outstanding shares. Those funds of funds typically use asset allocation strategies under which they may increase or reduce the amount of their investments in the fund frequently, and may do so on a daily basis during volatile market conditions. If the size of those purchases and redemptions of the fund's shares were significant relative to the size of the fund's assets, the fund could be required to purchase or sell portfolio securities, increasing its transaction costs and possibly reducing

34

its performance for all share classes. For a further discussion of the possible effects of frequent trading in the fund's shares, please refer to the section titled "Other Policies" in this Prospectus.

OTHER RISKS APPLICABLE TO COMMODITY RETURN STRATEGY FUND

Leveraging Risk Although the fund itself will not be leveraged, certain transactions may give rise to a form of leverage. Such transactions may include, among others, structured notes, reverse repurchase agreements, indexed and inverse floating rate securities, swap agreements, futures contracts, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, Credit Suisse will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The Subsidiary will comply with these asset segregation or "earmarking" requirements to the same extent as the fund. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the fund to be more volatile than if the fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund's portfolio securities.

Prepayment Risk Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the fund would generally have to reinvest the proceeds at lower rates.

Regulatory Risk Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or the fund's performance.

Valuation Risk The lack of an active trading market may make it difficult to obtain an accurate price for a security held by the fund. Many commodity-linked derivative instruments are not actively traded.

OTHER RISKS APPLICABLE TO FLOATING RATE HIGH INCOME FUND

Access Risk Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.

Correlation Risk Changes in the value of a hedging instrument will not match those of the investment being hedged.

Derivatives Risk Derivatives, such as credit default swap agreements, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest

35

rate or currency risk. The fund may also use derivatives for leverage. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as correlation risk, liquidity risk, interest rate risk, market risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Exposure Risk The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

■  Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

■  Speculative To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Operational Risk Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, delay or other actions.

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FINANCIAL HIGHLIGHTS

The financial highlights tables show each fund's audited financial performance for up to five years. Certain information in the tables reflect results for a single fund share. Total return in the tables represents how much you would have earned or lost on an investment in the fund, assuming you had reinvested all dividend and capital gain distributions.

The figures below have been audited by the funds' independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on each fund's financial statements is included in such fund's Annual Report. The Annual Report includes the independent registered public accounting firm's report, along with the fund's financial statements. It is available free upon request through the methods described on the back cover of this Prospectus.

COMMODITY RETURN STRATEGY FUND CLASS A YEAR ENDED:	10/11	10/10	10/09	10/08	10/07
Per share data
Net asset value, beginning of year	$9.07	$8.62	$8.61	$12.15	$10.97
Investment Operations
Net investment income (loss)[1]	(0.08)	(0.06)	(0.02)	0.23	0.46
Net gain (loss) on investments, futures contracts and swap contracts (both realized and unrealized)	0.30	1.05	0.07	(3.44)	1.13
Total from investment operations	0.22	0.99	0.05	(3.21)	1.59
Redemption Fees	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Less Dividends and Distributions
Dividends from net investment income	(0.67)	(0.54)	(0.04)	(0.27)	(0.41)
Distributions from net realized gains	—	—	—	(0.06)	—
Total dividends and distributions	(0.67)	(0.54)	(0.04)	(0.33)	(0.41)
Net asset value, end of year	$8.62	$9.07	$8.62	$8.61	$12.15
Total return[3]	2.24%	11.80%	0.68%	(27.20)%	14.80%
Ratios and supplemental data
Net assets, end of year (000s omitted)	$1,108,846	$705,895	$350,204	$171,619	$263,657
Ratio of expenses to average net assets	1.04%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	(0.84)%	(0.72)%	(0.29)%	1.76%	4.13%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.03%	0.13%	0.15%	0.08%	0.11%
Portfolio turnover rate	165%	104%	43%	109%	32%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the years shown, total returns would have been lower.

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COMMODITY RETURN STRATEGY FUND CLASS C YEAR ENDED:	10/11	10/10	10/09	10/08	10/07
Per share data
Net asset value, beginning of year	$8.96	$8.57	$8.61	$12.15	$10.97
Investment Operations
Net investment income (loss)[1]	(0.14)	(0.12)	(0.08)	0.12	0.38
Net gain (loss) on investments, futures contracts and swap contracts (both realized and unrealized)	0.29	1.05	0.07	(3.43)	1.12
Total from investment operations	0.15	0.93	(0.01)	(3.31)	1.50
Redemption Fees	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Less Dividends and Distributions
Dividends from net investment income	(0.67)	(0.54)	(0.03)	(0.17)	(0.32)
Distributions from net realized gains	—	—	—	(0.06)	—
Total dividends and distributions	(0.67)	(0.54)	(0.03)	(0.23)	(0.32)
Net asset value, end of year	$8.44	$8.96	$8.57	$8.61	$12.15
Total return[3]	1.44%	11.14%	(0.07)%	(27.76)%	13.94%
Ratios and supplemental data
Net assets, end of year (000s omitted)	$46,250	$31,852	$22,035	$13,113	$16,843
Ratio of expenses to average net assets	1.79%	1.70%	1.70%	1.70%	1.70%
Ratio of net investment income (loss) to average net assets	(1.59)%	(1.47)%	(0.97)%	0.97%	3.38%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.03%	0.13%	0.15%	0.07%	0.11%
Portfolio turnover rate	165%	104%	43%	109%	32%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the years shown, total returns would have been lower.

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COMMODITY RETURN STRATEGY FUND CLASS I YEAR ENDED:	10/11	10/10	10/09	10/08	10/07
Per share data
Net asset value, beginning of year	$9.12	$8.64	$8.61	$12.16	$10.98
Investment Operations
Net investment income (loss)[1]	(0.05)	(0.04)	(0.01)	0.25	0.50
Net gain (loss) on investments, futures contracts and swap contracts (both realized and unrealized)	0.29	1.06	0.09	(3.44)	1.11
Total from investment operations	0.24	1.02	0.08	(3.19)	1.61
Redemption Fees	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Less Dividends and Distributions
Dividends from net investment income	(0.67)	(0.54)	(0.05)	(0.30)	(0.43)
Distributions from net realized gains	—	—	—	(0.06)	—
Total dividends and distributions	(0.67)	(0.54)	(0.05)	(0.36)	(0.43)
Net asset value, end of year	$8.69	$9.12	$8.64	$8.61	$12.16
Total return[3]	2.47%	12.14%	1.02%	(27.08)%	15.07%
Ratios and supplemental data
Net assets, end of year (000s omitted)	$4,779,638	$3,099,449	$1,911,091	$515,476	$537,211
Ratio of expenses to average net assets	0.79%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	(0.59)%	(0.47)%	(0.15)%	1.92%	4.37%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.03%	0.13%	0.15%	0.07%	0.11%
Portfolio turnover rate	165%	104%	43%	109%	32%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

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FLOATING RATE HIGH INCOME FUND CLASS A YEAR ENDED:	10/11	10/10	10/09	10/08	10/07
Per share data
Net asset value, beginning of year	$6.74	$6.26	$4.96	$7.68	$7.84
Investment Operations
Net investment income[1]	0.40	0.52	0.53	0.58	0.61
Net gain (loss) on investments, swap contracts and foreign currency related items (both realized and unrealized)	(0.02)	0.53	1.36	(2.47)	(0.09)
Total from investment operations	0.38	1.05	1.89	(1.89)	0.52
Redemption Fees	0.00[2]	0.00[2]	0.00[2]	0.00[2]	—
Less Dividends and Distributions
Dividends from net investment income	(0.43)	(0.57)	(0.59)	(0.59)	(0.64)
Distributions from net realized gains	—	—	—	(0.24)	(0.04)
Total dividends and distributions	(0.43)	(0.57)	(0.59)	(0.83)	(0.68)
Net asset value, end of year	$6.69	$6.74	$6.26	$4.96	$7.68
Total return[3]	5.74%	17.54%	41.36%	(27.08)%	6.74%
Ratios and supplemental data
Net assets, end of year (000s omitted)	$49,439	$20,492	$22,237	$21,004	$40,822
Ratio of expenses to average net assets	0.95%	1.11%	1.10%	1.10%	1.10%
Ratio of net investment income to average net assets	5.97%	8.00%	10.07%	8.72%	7.75%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.69%	0.61%	0.59%	0.47%	0.31%
Portfolio turnover rate	144%	88%	63%	28%	49%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the years shown, total returns would have been lower.

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FLOATING RATE HIGH INCOME FUND CLASS C YEAR ENDED:	10/11	10/10	10/09	10/08	10/07
Per share data
Net asset value, beginning of year	$6.75	$6.27	$4.96	$7.69	$7.84
Investment Operations
Net investment income[1]	0.37	0.47	0.49	0.54	0.55
Net gain (loss) on investments, swap contracts and foreign currency related items (both realized and unrealized)	(0.03)	0.53	1.36	(2.49)	(0.09)
Total from investment operations	0.34	1.00	1.85	(1.95)	0.46
Redemption Fees	0.00[2]	0.00[2]	0.00[2]	0.00[2]	—
Less Dividends and Distributions
Dividends from net investment income	(0.38)	(0.52)	(0.54)	(0.54)	(0.57)
Distributions from net realized gains	—	—	—	(0.24)	(0.04)
Total dividends and distributions	(0.38)	(0.52)	(0.54)	(0.78)	(0.61)
Net asset value, end of year	$6.71	$6.75	$6.27	$4.96	$7.69
Total return[3]	5.03%	16.57%	40.46%	(27.72)%	6.02%
Ratios and supplemental data
Net assets, end of year (000s omitted)	$23,905	$17,695	$17,435	$14,282	$27,459
Ratio of expenses to average net assets	1.70%	1.86%	1.85%	1.85%	1.85%
Ratio of net investment income to average net assets	5.39%	7.25%	9.33%	7.98%	7.01%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.68%	0.61%	0.59%	0.46%	0.31%
Portfolio turnover rate	144%	88%	63%	28%	49%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the years shown, total returns would have been lower.

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FLOATING RATE HIGH INCOME FUND CLASS I YEAR ENDED:	10/11	10/10	10/09	10/08	10/07
Per share data
Net asset value, beginning of year	$6.72	$6.24	$4.94	$7.66	$7.82
Investment Operations
Net investment income[1]	0.43	0.56	0.54	0.60	0.63
Net gain (loss) on investments, swap contracts and foreign currency related items (both realized and unrealized)	(0.04)	0.50	1.36	(2.48)	(0.09)
Total from investment operations	0.39	1.06	1.90	(1.88)	0.54
Redemption Fees	0.00[2]	0.00[2]	—	—	—
Less Dividends and Distributions
Dividends from net investment income	(0.45)	(0.58)	(0.60)	(0.60)	(0.66)
Distributions from net realized gains	—	—	—	(0.24)	(0.04)
Total dividends and distributions	(0.45)	(0.58)	(0.60)	(0.84)	(0.70)
Net asset value, end of year	$6.66	$6.72	$6.24	$4.94	$7.66
Total return[3]	5.85%	17.87%	41.87%	(26.98)%	7.02%
Ratios and supplemental data
Net assets, end of year (000s omitted)	$46,482	$31,374	$383	$310	$484
Ratio of expenses to average net assets	0.70%	0.72%	0.85%	0.85%	0.85%
Ratio of net investment income to average net assets	6.32%	8.48%	10.32%	8.98%	8.02%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.68%	0.65%	0.58%	0.46%	0.32%
Portfolio turnover rate	144%	88%	63%	28%	49%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

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MEET THE MANAGERS

The Credit Suisse Commodities Management Team is responsible for the day-to-day management of the Commodity Return Strategy Fund. The current members of the Credit Suisse Commodities Management Team are Nelson Louie and Christopher Burton.

Messrs. Louie and Burton are the portfolio managers of the team sharing in the day-to-day responsibilities of portfolio management including commodities exposure, portfolio construction and risk management of the Commodity Return Strategy Fund.

Nelson Louie, Managing Director, is Global Head of the Commodities Group. Mr. Louie re-joined Credit Suisse Asset Management, LLC in August 2010. From May 2009 to August 2010 he was an Executive Director in the Commodity Index Products area at UBS Securities, LLC. From June 2007 to May 2009 he was a Managing Director at AIG Financial Products responsible for North American Marketing of commodities-based solutions. From April 1993 to June 2007 he held positions within Credit Suisse Asset Management, LLC. His responsibilities included portfolio management and overseeing a team that was responsible for enhanced commodity and equity index strategies, option based hedging solutions and option arbitrage products. He was a team member of the Commodity Return Strategy Fund from its inception through May 2007. Mr. Louie holds a Bachelor of Arts degree in Economics from Union College.

Christopher Burton, Managing Director, is a portfolio manager and trader specializing in derivatives. He has been a team member of the Commodity Return Strategy Fund since 2005. Mr. Burton earned a B.S. in Economics with concentrations in Finance and Accounting from the University of Pennsylvania's Wharton School of Business.

The Credit Suisse Credit Investments Group is responsible for the day-to-day portfolio management of the Floating Rate High Income Fund. The current team members are John G. Popp, David H. Lerner, Thomas J. Flannery, and Wing Chan.

John G. Popp is the lead manager for the Floating Rate High Income Fund and oversees the Floating Rate High Income Fund's overall industry, credit, duration, yield curve positioning and security selection. David H. Lerner, Thomas J. Flannery and Wing Chan focus on the Floating Rate High Income Fund's industry and issuer allocations.

John G. Popp is a Managing Director of Credit Suisse and Group Head and Chief Investment Officer of the Credit Investments Group ("CIG"), with primary responsibility for making investment decisions and monitoring processes for CIG's global investment strategies. Mr. Popp is a Member of the Board of Directors of Credit Suisse Asset Management Securities, Inc. and serves on the Operating Committee of Credit Suisse Asset Management, LLC. Mr. Popp also serves as the Chief Executive Officer of the Credit Suisse Funds, as well as serving as Chief Executive Officer and President for the Credit Suisse Asset Management Income Fund, Inc. and the Credit Suisse High Yield Bond Fund. Previous to Credit Suisse, Mr. Popp was a Founding Partner and Head of Asset Management for First Dominion Capital, LLC. From 1992 through 1997, Mr. Popp

43

was a Managing Director of Indosuez Capital and also served as President of Indosuez Capital Asset Advisors, Inc., and President of 1211 Investors, Inc. In 1989, Mr. Popp joined the Corporate Finance Department of Kidder Peabody & Co., Inc. as Senior Vice President, previously serving as Vice President in the Mergers and Acquisitions department of Drexel Burnham Lambert. Mr. Popp is a member of the Brookings Institute's Foreign Policy Leadership Committee and a member of the Juilliard School Council. Mr. Popp graduated with a Bachelor of Arts degree from Pomona College and an M.B.A. from the Wharton Graduate Division of the University of Pennsylvania.

David H. Lerner is a Managing Director of Credit Suisse and a Portfolio Manager of CIG. Mr. Lerner has primary responsibilities for debt trading, directing the investment decisions, monitoring policies and managing portfolio risk of CIG. Mr. Lerner joined Credit Suisse in November 2000 through the merger with DLJ. Prior to DLJ, Mr. Lerner worked at First Dominion Capital, LLC as a Senior Vice President. Previous to First Dominion, Mr. Lerner worked at the Mitsubishi Trust and Banking Corporation as a Vice President in the Leveraged Finance Group. Prior to that, he worked at Banque Francaise du Commerce Exterieur as a Vice President in the Corporate Finance Group. Mr. Lerner began his career at Chase Manhattan Bank as an Associate. Mr. Lerner holds a BBA in Finance from The George Washington University.

Thomas J. Flannery is a Managing Director of Credit Suisse and Portfolio Manager for CIG with responsibility for originating and analyzing investment opportunities. Mr. Flannery is also a member of the CIG Credit Committee and is currently a high yield bond portfolio manager and trader for CIG. Previous to CIG, Mr. Flannery served as an Associate at First Dominion Capital, LLC, which he joined in 1998. Mr. Flannery began his career with Houlihan Lokey Howard & Zukin, Inc., where he served as an Analyst in the Financial Restructuring Group, working on a variety of debtor and creditor representation assignments. Mr. Flannery graduated with a Bachelor of Science degree from Georgetown University.

Wing Chan is a Director of Credit Suisse and a Portfolio Manager of CIG with primary responsibility for high yield bonds. Prior to joining Credit Suisse in 2005, Ms. Chan served as an Associate Portfolio Manager in Invesco's High Yield group. Previously, Ms. Chan worked at JP Morgan Fleming Asset Management where she shared responsibility for the management of Structured and Long Duration products. Ms. Chan earned a double B.S. in Economics and Finance from the Massachusetts Institute of Technology. Ms. Chan is a CFA Charterholder.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.

Job titles indicate position with the investment adviser.

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MORE ABOUT THE FUNDS

■   THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC

One Madison Avenue
New York, NY 10010

■  Investment adviser for each fund. Credit Suisse also serves as the investment manager for the Subsidiary.

■  Responsible for managing each fund's assets according to its goal and strategies

■  Is part of the asset management business of Credit Suisse Group AG, one of the world's leading banks

■  Credit Suisse Group AG provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse Group AG is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements

The Credit Suisse Commodity Return Strategy Fund (the "Commodity Return Strategy Fund") pays advisory fees at the annual rate of 0.50% of its average net assets for advisory services. For the 2011 fiscal year, the Commodity Return Strategy Fund paid Credit Suisse Asset Management, LLC 0.47% of its average net assets for advisory services, after waivers and reimbursements. The Credit Suisse Floating Rate High Income Fund (the "Floating Rate High Income Fund") pays advisory fees at the annual rate of 0.70% of average daily net assets less than or equal to $100 million and 0.50% of average daily net assets greater than $100 million. For the 2011 fiscal year, the Floating Rate High Income Fund paid Credit Suisse 0.02% of its average net assets for advisory services, after waivers and reimbursements. A discussion regarding the basis for the applicable Board of Trustees' approval of its fund's investment advisory agreement is available in the fund's Semiannual Report to shareholders for the period ended April 30, 2011.

Credit Suisse will waive fees and reimburse expenses so that the Commodity Return Strategy Fund's annual operating expenses will not exceed 1.05% of the fund's average daily net assets for Class A shares, 1.80% of the fund's average daily net assets for Class C shares and 0.80% of the fund's average daily net assets for Class I shares. Credit Suisse will waive fees and reimburse expenses so that the Floating Rate High Income Fund's annual operating expenses will not exceed 0.95% of the fund's average daily net assets for Class A shares, 1.70% of the fund's average daily net assets for Class C shares and 0.70% of the fund's average daily net assets for Class I shares. Waivers and expense reimbursements or credits are voluntary and may be discontinued at any time.

Credit Suisse Asset Management, LLC will be referred to as "Credit Suisse" throughout this Prospectus.

As discussed in the "Principal Strategies" section, the Commodity Return Strategy Fund may invest up to

45

25% of its total assets in the Subsidiary. The Subsidiary has entered into a separate contract with Credit Suisse whereby Credit Suisse or its affiliates provide investment advisory and other services to the Subsidiary. Neither Credit Suisse nor any affiliate receives separate compensation from the Subsidiary for providing it with investment advisory or administrative services. However, the Commodity Return Strategy Fund pays Credit Suisse and its affiliates based on the fund's assets, including the assets in the Subsidiary.

■   SHARE VALUATION

The net asset value ("NAV") of each class of each fund is determined daily as of the close of regular trading (normally 4 p.m. eastern time) on the New York Stock Exchange, Inc. (the "NYSE") on each day the NYSE is open for business. The funds' equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in open-end investment companies are valued at their NAV each business day. Swap contracts are generally valued at a price at which the counterparty to such contract would repurchase the instrument or terminate the contract. Futures contracts are valued at the settlement prices established each day on the exchange on which they are traded. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. The Commodity Return Strategy Fund's investment in the Subsidiary is valued at the Subsidiary's NAV each business day. Securities, options, swaps and futures contracts, structured note agreements and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before a fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the applicable Board of Trustees under procedures established by the Board of Trustees. Each fund may utilize a service provided by an independent third party which has been approved by the applicable Board of Trustees to fair value certain securities.

The funds also may use fair value procedures if Credit Suisse determines that a significant event has occurred between the time at which a market

46

price is determined and the time at which the fund's net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after close of the market on which they are valued, but before a fund prices its shares. The Floating Rate High Income Fund may use a fair value model developed by an independent third party pricing service, which has been approved by its Board of Trustees, to price foreign equity securities. The Subsidiary is subject to the same valuation policies as the Commodity Return Strategy Fund.

The funds' fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. When fair value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.

Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its price. This could cause the value of a fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

■   DISTRIBUTIONS

As a fund investor, you will receive distributions.

The funds earn income from structured notes and swap agreements, dividends from stocks and interest from bond, money market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

The Commodity Return Strategy Fund declares and pays dividends quarterly. The Floating Rate High Income Fund declares dividends daily and pays them monthly. Each fund typically distributes capital gains annually, usually in December. The funds may make additional distributions and dividends at other times if necessary for the fund to avoid a federal tax.

Distributions will be reinvested in additional shares without any initial or deferred sales charge, unless you choose on your account application to have a check for your distributions mailed to you.

Estimated year-end distribution information, including record and payment dates, generally will be available late in the year from your broker-dealer, financial intermediary or

47

financial institution (each a "financial representative") or by calling 877-870-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of a fund.

■   TAXES

The IRS has issued a ruling that causes certain income from commodity-linked swaps, in which the Commodity Return Strategy Fund invests to gain exposure to the DJ-UBS Index, to not be considered qualifying income. Any income the Commodity Return Strategy Fund derives from direct investments in such commodity-linked swaps or certain other commodity-linked derivatives must be limited to a maximum of 10% of the Commodity Return Strategy Fund's gross income. If the Commodity Return Strategy Fund fails to qualify as a RIC, the Commodity Return Strategy Fund will be subject to federal income tax on its net income at regular corporate rates (without a deduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the fund's earnings and profits. If the Commodity Return Strategy Fund were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the Commodity Return Strategy Fund would be subject to the risk of diminished returns.

The IRS has issued a private letter ruling to the Commodity Return Strategy Fund in which the IRS specifically concluded that income from a certain commodity index-linked note substantially similar to the notes in which the Commodity Return Strategy Fund invests is qualifying income. In addition, the IRS has issued a private letter ruling to the Commodity Return Strategy Fund confirming that income derived from the Commodity Return Strategy Fund's investment in the Subsidiary will also constitute qualifying income to the Commodity Return Strategy Fund, even if the Subsidiary itself owns commodity-linked notes and swaps, commodity options, futures and options on futures. Based on such rulings, the Commodity Return Strategy Fund seeks to gain exposure to the commodity markets primarily through investments in the Subsidiary, and investments in commodity index-linked notes.

As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax advantaged account, you should be aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

The following discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in a fund.

TAXES ON DISTRIBUTIONS

As long as your fund continues to meet the requirements for being a RIC, the fund pays no federal income tax on

48

the earnings and gains, if any, it distributes to shareholders.

Distributions you receive from the funds, whether reinvested or taken in cash, are generally taxable. Distributions of taxable income from a fund's long-term capital gains are taxed as long-term capital gains regardless of how long you have held fund shares. Distributions from other sources, including short-term capital gains, are generally taxed as ordinary income.

If you buy shares shortly before or on the "record date" – the date that establishes you as the person to receive the upcoming distribution – you may receive a portion of the money you just invested in the form of a taxable distribution.

Any dividend or distribution declared by the funds in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the funds not later than such December 31, provided such dividend is actually paid during January of the following year.

Credit Suisse will mail to you a Form 1099-DIV every January, which details your distributions for the prior year and their federal tax category, including the portion taxable as long-term capital gains. If you do not provide your fund, or the fund's paying agent, with your correct taxpayer identification number or certification that you are exempt from backup withholding, a portion of your distributions, dividends and redemption proceeds may be withheld for federal income tax purposes.

Beginning in 2013, a 3.8 percent Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

A 30% withholding tax will be imposed on dividends paid after December 31, 2013 and redemption proceeds paid after December 31, 2014, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to enter into agreements with the IRS regarding providing the IRS information including the name, address and taxpayer identification number of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders. Other foreign entities

49

will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

TAXES ON TRANSACTIONS
INVOLVING FUND SHARES

Any time you sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. If you held the shares as capital assets, such gain or loss will be long-term capital gain or loss if you held the shares for more than one year. You are responsible for any tax liabilities generated by your transactions.

■   STATEMENTS AND REPORTS

If you invest directly through a fund, you will receive account statements as follows:

■  after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

■  after any changes of the name or address of the registered owner(s)

■  otherwise, every calendar quarter

Each fund also produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its Prospectus annually. Each fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, each fund may choose to mail only one report, Prospectus or proxy statement to your household, even if more than one person in the household has an account with the fund. If you would like to receive additional reports, Prospectuses or proxy statements, please contact your financial representative or call 877-870-2874.

Each fund discloses its portfolio holdings and certain of the fund's statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.credit-suisse.com/us. This information is posted on the funds' website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month is posted on the website. A description of the funds' policies and procedures with respect to disclosure of its portfolio securities is available in the fund's SAI.

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CHOOSING A CLASS OF SHARES

This Prospectus offers you a choice of three classes of shares: Classes A, C and I. Choosing which of these classes of shares is best for you depends on a number of factors, including the amount and intended length of your investment and the total costs and expenses associated with a particular share class.

Class A and C

With respect to Class A and Class C shares:

■  Class A shares may be a better choice than Class C shares if you are investing for the long term, especially if you are eligible for a reduced sales charge

■  Class C shares permit all of your investment dollars to go to work for you right away, but they have higher expenses than Class A shares and deferred sales charges

■  Class C shares may be best for an investor with a shorter time horizon because they have a lower sales charge than Class A shares, but because Class C shares have higher annual expenses, they are generally not appropriate if you are investing for the long term

Class A and C shares are described in detail in "Other Shareholder Information." The table below gives you a brief comparison of the main features of Class A and Class C, which you should discuss with your financial representative. Your financial representative will receive different compensation depending on the class you choose.

MAIN FEATURES

CLASS A

■  Initial sales charge of up to 3.00% for the Commodity Return Strategy Fund and 4.75% for the Floating Rate High Income Fund

■  Lower sales charge for large purchases

■  No charges when you sell shares (except on certain redemptions of shares bought without an initial sales charge)

■  Lower annual expenses than Class C shares because of lower 12b-1 fee

CLASS C

■  No initial sales charge

■  Deferred sales charge of 1.00% if you sell shares during the first year of purchase

■  Higher annual expenses than Class A shares because of higher 12b-1 fee

■  No conversion to Class A shares, so annual expenses remain higher

Class I

Class I shares are offered to (1) investors in employee retirement, stock, bonus, pension or profit sharing plans, (2) investment advisory clients of Credit Suisse, (3) employees of Credit Suisse or its affiliates and current and former Directors and Trustees of funds advised by Credit Suisse or its affiliates, (4) Credit Suisse or its affiliates and (5) any corporation, partnership, association, joint-stock company, trust, fund or any organized group of persons whether incorporated or not that has a formal or informal consulting or advisory relationship with Credit Suisse or a third

51

party through which the investment is made.

Class I shares also are offered to clients of financial intermediaries (including broker-dealers and registered investment advisers ("RIAs")) who charge such clients an ongoing fee for advisory, investment, consulting or similar services. The aggregate value of such accounts with respect to each financial intermediary must be at least $250,000 (or be anticipated by the principal underwriter to reach $250,000).

Prospective investors may be required to provide documentation to determine their eligibility to purchase Class I shares.

You may be able to convert your shares to a different share class that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering an investment program with an all-inclusive fee, such as a wrap fee or other fee-based program that has an agreement with Credit Suisse or Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), the funds' distributor, specific for this purpose. In such instance, your shares automatically may be converted under certain circumstances. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Class I shares may be converted to Class A shares or may be redeemed if you cease to satisfy the Class I share eligibility requirements. Please contact your financial intermediary for additional information.

If your shares are converted to a different share class, the transaction will be based on the respective net asset value of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day's net asset values. Your total value of the initially held shares, however, will equal the total value of the converted shares. Please contact your financial intermediary regarding the tax consequences of any conversion.

More information about the funds' classes of shares is available through Credit Suisse's website. You will find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■  the front-end sales charges that apply to the purchase of Class A shares

■  the deferred sales charges that apply to the redemption of Class C shares

■  who qualifies for lower sales charges on Class A shares

■  who qualifies for a sales load waiver

Go to www.credit-suisse.com/us and click on "Breakpoint Discounts."

You may also go to the FINRA website, www.finra.org, and click on "Understanding Mutual Fund Classes" under "Investor Information: Investor Alerts" for more helpful information on how to select the appropriate class in which to invest.

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BUYING AND SELLING SHARES

■   OPENING AN ACCOUNT

You may invest in each class of shares of the funds through certain financial representatives and you also may invest directly through the funds, subject to certain eligibility requirements. You should contact your financial representative or the fund to open an account and make arrangements to buy shares.

If you invest through a financial representative, your financial representative will be responsible for furnishing all necessary documents to the appropriate fund, and may charge you for his or her services. All classes of shares may not be available through all financial representatives. You should contact your financial representative for further information.

If you invest directly through a fund, you will be required to complete an account application with the fund. Your account application provides the fund with key information necessary to set up your account correctly. It also lets you authorize services that you may find convenient in the future. If you need an application, call the Shareholder Service Center to receive one by mail or fax. You can make your initial investment through the fund by check or wire. The "By Wire" method enables you to buy shares on a particular day at that day's closing NAV.

In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. If you do not provide the information requested, the fund will not be able to open your account. If the fund is unable to verify your identity or the identity of any person authorized to act on your behalf, the fund and Credit Suisse reserve the right to close your account and/or take such other action they deem reasonable or required by law. If your account is closed, your fund shares will be redeemed at the NAV per share next calculated after the determination has been made to close your account.

■   BUYING AND SELLING SHARES

The fund is open on those days when the NYSE is open, typically Monday through Friday. Your financial representative or the fund must receive your purchase order in proper form prior to the close of the NYSE (usually 4 p.m. eastern time) in order for it to be priced at the day's offering price. If your request is received after that time, it will be priced at the next business day's offering price. Investors may be charged a fee by a financial representative for transactions effected through it. "Proper form" means your financial representative or the fund has received a completed purchase application and payment for shares (as described in this Prospectus). The funds reserve the right to reject any purchase order.

The funds reserve the right to modify or waive the minimum investment amount requirements.

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The maximum investment amount in Class C shares is $1,000,000.

If you invest in the funds through a financial representative, you should contact your financial representative to redeem shares of the fund. Your redemption will be processed at the NAV per share next computed after your request is received in proper form. If you own Class C shares or purchased Class A shares without paying an initial sales charge, any applicable CDSC will be applied to the NAV and deducted from your redemption proceeds. The value of your shares may be more or less than your initial investment depending on the NAV of the fund on the day you redeem.

If you invest directly through the funds, please see the "Buying Shares" table and the "Selling Shares" table on the following pages. If you do not list a financial advisor and his/her brokerage firm on the account application, CSAMSI is designated as the broker of record, but solely for purposes of acting as your agent to purchase shares. If you wish to invest directly by mail, please send a check payable to Credit Suisse Family of Funds, along with a completed application form by regular mail: Credit Suisse Funds, P.O. Box 55030, Boston, MA 02205-5030 or overnight mail: Credit Suisse Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021-2809.

If you want to use Automated Clearing House (ACH) transfer, be sure to complete the "ACH on Demand" section of the account application. If you invest directly through the funds and wish to pay for your shares by check, please make the check payable in U.S. dollars to Credit Suisse Family of Funds. Unfortunately, the funds cannot accept "starter" checks that do not have your name pre-printed on them. The funds also cannot accept checks payable to you or to another party and endorsed to the order of Credit Suisse Funds. These types of checks will be returned to you and your purchase order will not be processed.

If you invest in the funds through a financial representative, your financial representative may impose a minimum account balance required to keep your account open.

■   EXCHANGING SHARES

If you invest in the funds through a financial representative you should contact your financial representative to request an exchange into the same class of another Credit Suisse Fund. A sales charge differential may apply. Be sure to read the current Prospectus for the new fund.

The funds reserve the right to:

■  reject any purchase order made by means of an exchange from another fund

■  change or discontinue its exchange privilege after 60 days' notice to current investors

■  temporarily suspend the exchange privilege during unusual market conditions

If the funds reject an exchange purchase, your request to redeem shares out of another Credit Suisse

54

Fund will be processed. Your redemption request will be priced at the next computed NAV.

■   REDEMPTION FEE

Subject to the exceptions described below, each fund imposes a 2.00% redemption fee (short-term trading fee) on shares redeemed or exchanged within 30 days from the date of purchase. This fee is calculated based on the shares' aggregate NAV on the date of redemption and deducted from the redemption proceeds. The fee is paid to the fund to offset costs associated with short-term trading. For purposes of computing the redemption fee, any shares purchased through reinvestment of dividends or distributions will be redeemed first without charging the fee, followed by shares held the longest.

The redemption fee is not applicable to the following types of redemptions:

■  redemptions pursuant to automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more

■  minimum required distributions from retirement plan accounts for shareholders 70 1/2 and older. The maximum amount subject to this waiver is based only upon the shareholder's retirement accounts in Credit Suisse Funds

■  hardship withdrawals, upon receipt of appropriate documentation

■  redemptions upon the death or disability of the shareholder, plan participant or beneficiary. "Disability" means a total disability as evidenced by a determination by the U.S. Social Security Administration

■  returns of an excess contribution or deferral amount, pursuant to Sections 408(d)(4) or (5), 401(k)(8), 402(g)(2), or 401(m)(6) of the Code

■  involuntary redemptions resulting from a shareholder's failure to maintain a minimum investment in the fund

■  redemptions and exchanges effected by other mutual funds holding shares of the fund

■  otherwise as Credit Suisse or the fund may determine in their sole discretion

A fund may grant exemptions from the redemption fee where the fund has previously received assurances (that it in its discretion deems to be appropriate in the circumstances) that transactions to be entered into by any account will not involve market timing activity. Types of accounts that may be considered for this exemption include (asset allocation programs that offer automatic rebalancing; wrap-fee accounts, or similar types of accounts or programs; and certain types of 401(k) or other retirement accounts that provide default investment options.

As noted above, the redemption fee is applicable to fund shares purchased through a financial intermediary. In these circumstances, the funds rely on the financial intermediary to assess the fee. Financial intermediaries that maintain omnibus accounts with the funds may calculate redemption fees differently from the funds. If you are

55

investing in fund shares through an intermediary, you should contact the intermediary for more information on any differences in how the redemption fee may be applied to your investment in the fund.

The funds may not be able to impose and/or collect the redemption fee on redemptions or exchanges by shareholders who invest through financial intermediaries that currently do not have the ability to assess or collect the redemption fee. The funds may continue to make their shares available through such financial intermediaries. The funds also may make their shares available through financial intermediaries that implement their own policies and procedures to detect and prevent market timing, which policies do not provide for the assessment of a redemption fee.

Due to these limitations on the assessment of the redemption fee, the funds' use of redemption fees may not fully eliminate excessive short-term trading in fund shares or insulate long-term shareholders from associated costs or other dilution of the value of fund shares.

For more information regarding buying, selling or exchanging shares, contact your financial representative or call the funds at 877-870-2874.

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BUYING SHARES

The table below is only applicable to purchases of shares directly from the funds.

OPENING AN ACCOUNT	ADDING TO AN ACCOUNT
BY CHECK

■ Complete the New Account Application.
■ For IRAs use the Universal IRA
Application. (Class A and Class C only)
■ Make your check payable to Credit Suisse Funds.
■ Write the fund name on the check.
■ Mail to Credit Suisse Funds.	■ Make your check payable to Credit Suisse Funds.
■ Write the account number and the fund name on your check.
■ Mail to Credit Suisse Funds.
■ Minimum amount is $100 for Class A and Class C shares.
■ Minimum amount is $100,000 for Class I shares (except that for Commodity Return Strategy Fund shareholders as of the close of business on May 31, 2010, and Floating Rate High Income Fund shareholders as of the close of business on February 28, 2012, the minimum amount is $10,000).

BY EXCHANGE

■ Call the Shareholder Service Center to request an exchange from another Credit Suisse Fund. Be sure to read the current Prospectus for the new fund. Also please observe the minimum initial investment.
■ If you do not have telephone privileges, mail or fax a letter of instruction signed by all shareholders.	■ Call the Shareholder Service Center to request an exchange from another Credit Suisse Fund.
■ Minimum amount is $250 for Class A and Class C shares.
■ Minimum amount is $100,000 for Class I shares (except that for Commodity Return Strategy Fund shareholders as of the close of business on May 31, 2010, and Floating Rate High Income Fund shareholders as of the close of business on February 28, 2012, the minimum amount is $10,000).
■ If you do not have telephone privileges, mail or fax a letter of instruction signed by all shareholders.

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OPENING AN ACCOUNT	ADDING TO AN ACCOUNT
BY WIRE

■ Complete and sign the New Account Application.
■ Call the Shareholder Service Center and fax the signed New Account Application by 4 p.m. eastern time.
■ The Shareholder Service Center will telephone you with your account number. Please be sure to specify your name, the account number and the fund name on your wire advice.
■ Wire your initial investment for receipt that day.
■ Mail the original, signed application to Credit Suisse Funds.
This method is not available for IRAs.	■ Call the Shareholder Service Center by 4 p.m. eastern time to inform the Shareholder Service Center of the incoming wire. Please be sure to specify your name, the account number and the fund name on your wire advice.
■ Wire the money for receipt that day.
■ Minimum amount is $500 for Class A and Class C shares.
■ Minimum amount is $100,000 for Class I shares (except that for Commodity Return Strategy Fund shareholders as of the close of business on May 31, 2010, and Floating Rate High Income Fund shareholders as of the close of business on February 28, 2012, the minimum amount is $10,000).

BY AUTOMATED CLEARING HOUSE (ACH) TRANSFER

■ Cannot be used to open an account.	■ Call the Shareholder Service Center to request an ACH transfer from your bank.
■ Your purchase will be effective at the next NAV calculated after the fund receives your order in proper form.
■ Minimum amount is $50 for Class A and Class C shares.
■ Minimum amount is $100,000 for Class I shares (except that for Commodity Return Strategy Fund shareholders as of the close of business on May 31, 2010, and Floating Rate High Income Fund shareholders as of the close of business on February 28, 2012, the minimum amount is $10,000).
■ Requires ACH on Demand privileges.

877-870-2874

MONDAY–FRIDAY, 8:30 A.M.–6:00 P.M. ET

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SELLING SHARES

The table below is only applicable to redemptions of shares directly from the funds.

SELLING SOME OR ALL OF YOUR SHARES	CAN BE USED FOR
BY MAIL

Write a letter of instruction that includes:
■ your name(s) and signature(s)
■ the fund name and account number
■ the dollar amount you want to sell
■ how to send the proceeds
Obtain a signature guarantee or other documentation, if required (see "Selling Shares in Writing"). Mail the materials to Credit Suisse Funds. If only a letter of instruction is required, you can fax it to the Shareholder Service Center (unless a signature guarantee is required).	■ Accounts of any type. ■ Sales of any amount. For IRAs please use the IRA Distribution Request Form.

BY EXCHANGE

■ Call the Shareholder Service Center to request an exchange into another Credit Suisse Fund. Be sure to read the current Prospectus for the new fund. Also please observe the minimum initial investment.	■ Accounts with telephone privileges. If you do not have telephone privileges, mail or fax a letter of instruction to exchange shares.

BY PHONE

Call the Institutional Services Center to request a redemption. You can receive the proceeds as:
■ a check mailed to the address of record ($100 minimum)
■ an ACH transfer to your bank ($50 minimum)
■ a wire to your bank ($500 minimum) See "By Wire or ACH Transfer" for details.	■ Accounts with telephone privileges.

BY WIRE OR ACH TRANSFER

■ Complete the "Wire Instructions" or "ACH on Demand" section of your New Account Application.
■ For federal-funds wires, proceeds will be wired on the next business day. For ACH transfers, proceeds will be delivered within two business days.	■ Accounts with wire-redemption or ACH on Demand privileges. ■ Requests by phone or mail.

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HOW TO REACH THE FUNDS

Shareholder Service Center
Toll free: 877-870-2874
Fax: 888-606-8252

Mail:
Credit Suisse Funds
P.O. Box 55030
Boston, MA 02205-5030

Overnight/Courier Service:
Boston Financial Data Services, Inc.
Attn: Credit Suisse Funds
30 Dan Road
Canton, MA 02021-2809

Internet Web Site:
WWW.CREDIT-SUISSE.COM/US

WIRE INSTRUCTIONS

State Street Bank and Trust Company
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
[Credit Suisse Fund Name]
DDA# 9904-649-2
F/F/C: [Account Number and
Account registration]

■   SELLING SHARES IN WRITING

If you are invested directly through a fund, some circumstances require a written sell order, along with a signature guarantee. These include:

■  accounts whose address of record has been changed within the past 30 days

■  redemptions in certain large accounts (other than by exchange)

■  requests to send the proceeds to a different payee or address than on record

■  shares represented by certificates, which must be returned with your sell order

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Further information can be obtained by calling the funds at the Shareholder Service Center toll-free number.

■   RECENTLY PURCHASED SHARES

For shares purchased directly from a fund other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the fund will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another fund. A redemption fee of 2.00% will be charged on the exchange.

■   LOW-BALANCE ACCOUNTS

If you hold shares through an account with a fund and your account balance falls below the minimum

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required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days, the fund may close your account and mail you the proceeds. For investors who became Class I shareholders of the Commodity Return Strategy Fund after May 31, 2010 and the Floating Rate High Income Fund after February 28, 2012, the minimum account balance requirement is $100,000. For Class I shareholders of the Commodity Return Strategy Fund as of the close of business on May 31, 2010 and the Floating Rate High Income Fund as of February 28, 2012, the minimum account balance requirement is $10,000. For Class A and Class C shares of the funds, the minimum account balance requirements are as follows:

MINIMUM TO KEEP AN ACCOUNT OPEN

Regular account:	$2,000
IRAs:	$250
Transfers/Gifts to Minors:	$250

The funds reserve the right to modify or waive this requirement. If the funds increase the minimum amount required to keep an account open, they will give current shareholders 15 days' notice of any increase. The funds also reserve the right, if they raise the minimum account balance requirement, to close your account if your account does not meet the new minimum and mail you the proceeds after providing you with 60 days' notice as described above.

877-870-2874

MONDAY–FRIDAY, 8:30 A.M.–6:00 P.M. ET

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SHAREHOLDER SERVICES

■   AUTOMATIC SERVICES

Buying or selling shares automatically is easy with the services described below. You can set up or change most of these services by calling your financial representative.

AUTOMATIC MONTHLY INVESTMENT PLAN

For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

For making automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more.

DISTRIBUTION SWEEP

For accounts maintained directly with the funds: for automatically reinvesting your dividend and capital gain distributions into another identically registered Credit Suisse Fund. Not available for IRAs.

■  RETIREMENT PLANS

Credit Suisse offers a range of tax-advantaged retirement accounts, including:

■  Traditional IRAs

■  Roth IRAs

■  Spousal IRAs

■  Rollover IRAs

■  SEP IRAs

To transfer your IRA to Credit Suisse, use the IRA Transfer/Direct Rollover Form. If you are opening a new IRA, you will also need to complete the Universal IRA Application. Please consult your tax professional concerning your IRA eligibility and tax situation.

■   TRANSFERS/GIFTS TO MINORS

Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA). Please consult your tax professional about these types of accounts.

■  ACCOUNT CHANGES

Call the Shareholder Service Center to update your account records whenever you change your address. The Shareholder Service Center can also help you change your account information or privileges.

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OTHER POLICIES

■   TRANSACTION DETAILS

You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

If you are purchasing shares directly from the funds, your purchase order will be canceled if you place a telephone order by 4 p.m. eastern time and the fund does not receive your wire that day. Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or ACH transfer does not clear. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

For purchases directly from the funds, if you wire money to the fund without first calling our Shareholder Service Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial representative may charge a fee to send or receive wire transfers.

While the funds monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders with the fund by telephone.

Uncashed redemption or distribution checks do not earn interest.

■   FREQUENT PURCHASES AND
■   SALES OF FUND SHARES

Frequent purchases and redemptions of fund shares present risks to a fund's long-term shareholders. These risks include the potential for dilution in the value of fund shares; interference with the efficient management of the fund's portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective; losses on the sale of investments resulting from the need to sell portfolio securities at less favorable prices; increased taxable gains to the fund's remaining shareholders resulting from the need to sell securities to meet redemption requests; and increased brokerage and administrative costs. These risks may be greater for funds investing in securities that are believed to be more susceptible to pricing discrepancies, such as foreign securities, high yield debt securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for fund portfolio holdings (e.g., "time zone arbitrage").

The funds will take steps to detect and eliminate excessive trading in fund shares, pursuant to the funds' policies as described in this Prospectus and approved by the Boards of Trustees. The funds defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. An account that is determined to be engaged in market

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timing will be restricted from making future purchases or exchange purchases in any of the Credit Suisse Funds. In determining whether the account has engaged in market timing, the funds consider the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Credit Suisse Funds and their shareholders. The funds' distributor enters into agreements with financial intermediaries that require such financial intermediaries to provide certain information to help detect frequent trading activity by their clients or customers and to eliminate frequent trading by these clients and customers. However, the funds may not always be able to detect frequent trading activity by clients and customers of financial intermediaries if such clients or customers invest in the funds through their financial intermediary's omnibus account with the funds. By their nature, omnibus accounts in which purchases and sales of fund shares by multiple investors are aggregated for presentation to the funds on a net basis, conceal the identity of the individual investors in the funds.

In addition to the procedures outlined above, the funds impose a 2.00% redemption fee (short-term trading fee) on all shares redeemed or exchanged within 30 days from the date of purchase. See "Buying and Selling Shares – Redemption Fee." The fee is paid to the funds to offset costs associated with short-term shareholder trading. Each Board of Trustees approved the redemption fee to limit the disruptive effects on the portfolio management of the applicable fund that result from "market timing" of the fund's shares.

The funds reserve the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the investor. In particular, the funds reserve the right to reject a purchase or exchange order from any investor or intermediary that the funds have reason to think could be a frequent trader, whether or not the trading pattern meets the criteria for "market timing" above and whether or not that investor or intermediary is currently a shareholder in any of the Credit Suisse Funds.

The funds have also adopted fair valuation policies to protect the fund from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. See "More About Your Fund – Share Valuation."

There can be no assurance that these policies and procedures will be effective in limiting excessive trading in all cases. Also, shareholders who invest through omnibus accounts may be subject to the policies and procedures of their financial intermediaries with respect to excessive trading of fund shares that may define market timing differently than the funds do and have different consequences associated with it.

The funds' policies and procedures may be modified or terminated at any

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time upon notice of material changes to shareholders and prospective investors.

■   SPECIAL SITUATIONS

The funds reserve the right to:

■  charge a wire-redemption fee

■  make a "redemption in kind" – payment in portfolio securities rather than cash – for certain large redemption amounts that could hurt fund operations

■  suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

■  stop offering their shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect the funds)

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OTHER SHAREHOLDER INFORMATION

■   CLASSES OF SHARES AND
■   SALES CHARGES

Class A and C shares are identical except in two important ways: (1) each class bears different distribution and service fees and sales charges and (2) each class has different exchange privileges. Class A and Class C shareholders have exclusive voting rights relating to their respective class's 12b-1 Plan.

■   CLASS A SHARES

OFFERING PRICE:

The offering price for Class A shares is the NAV plus the applicable sales charge (unless you are entitled to a waiver):

INITIAL SALES CHARGE — CLASS A (COMMODITY RETURN STRATEGY FUND)

AMOUNT PURCHASED	AS A % OF AMOUNT INVESTED	AS A % OF OFFERING PRICE	COMMISSION TO FINANCIAL REPRESENTATIVE AS A % OF OFFERING PRICE
Less than $50,000	3.09%	3.00%	2.75%
$50,000 to less than $100,000	2.04%	2.00%	1.75%
$100,000 to less than $250,000	1.01%	1.00%	0.90%
$250,000 or more	0 *	0	0.50%**

*  On purchases of $250,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described below under "Class A Limited CDSC").

**  The distributor may pay a financial representative a fee as follows: up to 0.50% on purchases of up to and including $10 million, up to 0.25% on the next $40 million, and up to 0.125% on purchase amounts over $50 million.

INITIAL SALES CHARGE — CLASS A (FLOATING RATE HIGH INCOME FUND)

AMOUNT PURCHASED	AS A % OF AMOUNT INVESTED	AS A % OF OFFERING PRICE	COMMISSION TO FINANCIAL REPRESENTATIVE AS A % OF OFFERING PRICE
Less than $50,000	4.99%	4.75%	4.25%
$50,000 to less than $100,000	4.71%	4.50%	4.00%
$100,000 to less than $250,000	3.63%	3.50%	3.25%
$250,000 to less than $500,000	2.56%	2.50%	2.25%
$500,000 to less than $1,000,000	2.04%	2.00%	1.75%
$1,000,000 or more	0 *	0	1.00%**

*  On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described below under "Class A Limited CDSC").

**  The distributor may pay a financial representative a fee as follows: up to 1% on purchases up to and including $3 million, up to .50% on the next $47 million, and up to .25% on purchase amounts over $50 million.

66

The reduced sales charges shown above apply to the total amount of purchases of Class A shares of the fund made at one time by any "purchaser." The term "purchaser" includes:

1.  Individuals and Members of Their Immediate Families: an individual, the individual's spouse or domestic partner, and his or her children and parents (each, an "immediate family member"), including any Individual Retirement Account (IRA) of the individual or an immediate family member;

2.  Controlled Companies: any company controlled by the individual and/or an immediate family member (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

3.  Related Trusts: a trust created by the individual and/or an immediate family member, the beneficiaries of which are the individual and/or an immediate family member; and

4.  UGMA Accounts: a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual and/or an immediate family member.

If you qualify for reduced sales charges based on purchases you are making at the same time in more than one type of account listed above, you must notify your financial representative at the time of purchase and request that your financial representative notify the funds' transfer agent or distributor. For more information, contact your financial representative.

All accounts held by any "purchaser" will be combined for purposes of qualifying for reduced sales charges under the Letter of Intent, Right of Accumulation and Concurrent Purchases privileges, which are discussed in more detail below. Your financial representative may not know about all your accounts that own shares of the Credit Suisse Funds. In order to determine whether you qualify for a reduced sales charge on your current purchase, you must notify your financial representative of any other investments that you or your related accounts have in the Credit Suisse Funds, such as shares held in an IRA, shares held by a member of your immediate family or shares held in an account at a broker-dealer or financial intermediary other than the financial representative handling your current purchase. For more information about qualifying for reduced sales charges, consult your financial intermediary, which may require that you provide documentation concerning related accounts.

From time to time, the distributor may re-allow the full amount of the sales charge to financial representatives as a commission for sales of such shares. They also receive a service fee at an annual rate equal to .25% of the average daily net assets represented by the Class A shares they are servicing.

67

THE INITIAL SALES CHARGE IS WAIVED FOR THE FOLLOWING SHAREHOLDERS OR TRANSACTIONS:

(1)  investment advisory clients of Credit Suisse;

(2)  officers, current and former trustees of the funds, current and former directors or trustees of other investment companies managed by Credit Suisse or its affiliates, officers, directors and full-time employees of Credit Suisse affiliates; or the spouse, siblings, children, parents, or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or IRA or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be sold except to the fund);

(3)  an agent or broker of a dealer that has a sales agreement with the distributor for his or her own account or an account of a relative of any such person, or any trust or IRA self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the fund);

(4)  shares purchased by (a) RIAs on behalf of fee-based accounts or (b) broker-dealers that have sales agreements with the fund and for which shares have been purchased on behalf of wrap fee client accounts, and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services;

(5)  shares purchased for 401(k) Plans, 403(B) Plans, 457 Plans, employee benefit plans sponsored by an employer and pension plans;

(6)  Class A shares acquired when dividends and distributions are reinvested in the fund; and

(7) Class A shares offered to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise.

If you qualify for a waiver of the sales charge, you must notify your financial representative at the time of purchase and request that your financial representative notify the funds' transfer agent or distributor. For more information, contact your financial representative.

REDUCED INITIAL SALES CHARGES ARE AVAILABLE IF YOU QUALIFY UNDER ONE OF THE FOLLOWING PRIVILEGES:

Letter of Intent. You can use a letter of intent to qualify for reduced sales charges if you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) in Class A shares of the funds during the next 13 months (based on the public offering price of shares purchased). A letter of intent is a letter you sign under which the fund agrees to impose a reduced sales charge based on your representation that you intend to purchase at least $50,000 of Class A

68

shares of the fund. You must invest at least $1,000 when you submit a Letter of Intent, and you may include purchases of fund shares made up to 90 days before the receipt of the Letter. Letters of Intent may be obtained by contacting your financial representative and should be submitted to the funds' distributor or transfer agent. The 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included. Completing a Letter of Intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), your sales charges will be recalculated to reflect the actual amount of your purchases. You must pay the additional sales charge within 30 days after you are notified or the additional sales charge will be deducted from your account.

Right of Accumulation. You may be eligible for reduced sales charges based upon the current NAV of shares you own in the fund or other Credit Suisse Funds. The sales charge on each purchase of fund shares is determined by adding the current NAV of all the classes of shares the investor currently holds to the amount of fund shares being purchased. The Right of Accumulation is illustrated by the following example: If an investor holds shares in any Credit Suisse Fund currently valued in the amount of $50,000, a current purchase of $50,000 will qualify for a reduced sales charge (i.e., the sales charge on a $100,000 purchase).

The reduced sales charge is applicable only to current purchases. Your financial representative must notify the transfer agent or the distributor that the account is eligible for the Right of Accumulation.

Concurrent Purchases. You may be eligible for reduced sales charges based on concurrent purchases of any class of shares purchased in any Credit Suisse Fund. For example, if the investor concurrently invests $25,000 in one fund and $25,000 in another, the sales charge on both funds would be reduced to reflect a $50,000 purchase. Your financial representative must notify the transfer agent or the distributor prior to your purchase that you are exercising the Concurrent Purchases privilege.

Reinstatement Privilege. If you have redeemed Class A or Class C shares, the Reinstatement Privilege permits shareholders to reinvest the proceeds in Class A or Class C shares, respectively, of the fund or of another Credit Suisse Fund within 30 days from the date of redemption without an initial sales charge or a deferred sales charge, as appropriate. Your financial representative must notify the transfer agent or the distributor prior to your purchase in order to exercise the Reinstatement Privilege. In addition, a Limited CDSC or CDSC paid to the distributor may be credited with the amount of the Class A Limited CDSC or CDSC, as appropriate, in shares of the Credit Suisse Fund at the current NAV if a shareholder reinstates his fund account holdings within 30 days from the date of redemption.

69

Class A Limited CDSC. A Class A Limited CDSC will be imposed by the fund upon redemptions of Class A shares made within 12 months of purchase, if such purchases were made at NAV on a purchase of $250,000 or more for the Commodity Return Strategy Fund or $1,000,000 or more for the Floating Rate High Income Fund and the distributor paid a commission to the financial representative.

The Class A Limited CDSC also applies to redemptions of shares of other funds into which such Class A shares are exchanged. Any Class A Limited CDSC charged on a redemption of exchanged-for fund shares is computed in the manner set forth in the exchanged-for fund's prospectus. You will not have to pay a Class A Limited CDSC when you redeem fund shares that you purchased in exchange for shares of another fund, if you paid a sales charge when you purchased that other fund's shares.

The Class A Limited CDSC will be paid to the distributor and will be equal to the lesser of 0.50% for the Commodity Return Strategy Fund or 1% for the Floating Rate High Income Fund of:

■  the NAV at the time of purchase of the Class A shares being redeemed; or

■  the NAV of such Class A shares at the time of redemption.

For purposes of this formula, the "NAV at the time of purchase" will be the NAV at the time of purchase of such Class A shares, even if those shares are later exchanged. In the event of an exchange of such Class A shares, the "NAV of such shares at the time of redemption" will be the NAV of the shares into which the Class A shares have been exchanged. The Class A Limited CDSC will be waived on redemptions made pursuant to the fund's automatic withdrawal plan pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 12% of the total market value of an account may be withdrawn over any 12-month period. Shareholders who elect automatic withdrawals on a semi-annual or annual basis are not eligible for the waiver.

■   CLASS C SHARES

You may choose to purchase Class C shares at a fund's NAV, although such shares will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for Class C shares of another Credit Suisse Fund, the CDSC is computed in the manner set forth in the exchanged-for fund's Prospectus. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares. The 1% CDSC on Class C shares will be assessed in an amount equal to the lesser of the then-current NAV or the original purchase price of the shares identified for redemption. Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a

70

deferred sales charge and then the shares in your account that you have held the longest. Class C shares are not convertible to Class A shares and are subject to a distribution fee of 1.00% of average daily net assets.

Financial representatives selling Class C shares receive a commission of up to 1.00% of the purchase price of the Class C shares they sell. Also, beginning on the first anniversary of the date of purchase, they receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares held by their clients.

THE CDSC ON CLASS C SHARES WILL BE WAIVED FOR THE FOLLOWING SHAREHOLDERS OR TRANSACTIONS:

(1)  shares received pursuant to the exchange privilege that are currently exempt from a CDSC;

(2)  redemptions as a result of shareholder death or disability (as defined in the Code);

(3)  redemptions made pursuant to the fund's automatic withdrawal plan, pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 12% of the total market value of an account may be withdrawn over any 12-month period. Shareholders who elect automatic withdrawals on a semi-annual or annual basis are not eligible for the waiver;

(4)  redemptions related to required minimum distributions from retirement plans or accounts at age 70 1/2, which are required without penalty pursuant to the Code; and

(5)  Class C shares acquired when dividends and distributions are reinvested in the fund.

Redemptions effected by the fund pursuant to its right to liquidate a shareholder's account will not be subject to the CDSC. The CDSC applicable to redemptions of Class C shares made within one year from the original date of purchase of such shares is waived for donor-advised charitable funds advised or sponsored by Credit Suisse or its affiliates.

Reinstatement Privilege. If you redeemed Class C shares of a Credit Suisse Fund in the past 30 days and paid a deferred sales charge, you may buy Class C shares of the fund or of another Credit Suisse Fund at the current NAV and be credited with the amount of the deferred sales charges in shares of the Credit Suisse Fund, if the distributor or the transfer agent is notified.

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OTHER INFORMATION

■   ABOUT THE DISTRIBUTOR

Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of Credit Suisse Asset Management, LLC, is responsible for making the funds available to you. In addition, with respect to shareholders who have invested through an account with the fund, CSAMSI is responsible for account service and maintenance and other administrative services related to the sale of the shares. On or about April 13, 2012, Credit Suisse Securities (USA) LLC ("CSSU"), an affiliate of CSAMSI, will replace CSAMSI as the Distributor.

Each fund has adopted 12b-1 Plans for Class A and C shares pursuant to the rules under the 1940 Act. These plans allow the funds to pay distribution and service fees for the sale and servicing of Classes A and C of the funds' shares. Under the plans, the distributor is paid 0.25% and 1.00% per annum of the average daily net assets of the funds' Class A and C shares, respectively. Since these fees are paid out of the funds' assets on an ongoing basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges.

Distribution and service fees on Class A and C shares are used to pay the distributor to promote the sale of shares and the servicing of accounts of the fund. The distributor also receives sales charges as compensation for its expenses in selling shares, including the payment of compensation to financial representatives.

The expenses incurred by the distributor under the 12b-1 Plans for Class A and C shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the distributor's employees or employees of the distributor's affiliates for their distribution assistance.

The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. Credit Suisse or an affiliate may make similar payments under similar arrangements. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Fund – Distribution and Shareholder Servicing" in the SAI.

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FOR MORE INFORMATION

More information about the funds is available free upon request, including the following:

■   ANNUAL/SEMIANNUAL
■   REPORTS TO SHAREHOLDERS

Includes financial statements, portfolio investments and detailed performance information.

The Annual Report also contains a letter from the fund's portfolio managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

■   OTHER INFORMATION

A current SAI which provides more details about the funds is on file with the SEC and is incorporated by reference.

You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549 or electronically at publicinfo@sec.gov.

Please contact Credit Suisse Funds to obtain, without charge, the SAI and Annual and Semiannual Reports, and other information and to make shareholder inquiries:

BY TELEPHONE:

877-870-2874

BY FACSIMILE:

888-606-8252

BY MAIL:

Credit Suisse Funds

P.O. Box 55030

Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:

Boston Financial Data Services, Inc.

Attn: Credit Suisse Funds

30 Dan Road

Canton, MA 02021-2809

ON THE INTERNET:

www.credit-suisse.com/us

The funds' SAI and Annual and Semiannual Reports are available on Credit Suisse's website, www.credit-suisse.com/us.

SEC file number:

Credit Suisse

Commodity Return Strategy Fund  811-21589

Credit Suisse Opportunity Funds

Credit Suisse Floating Rate
High Income Fund  811-09054

P.O. BOX 55030, BOSTON, MA 02205-5030

877-870-2874 ■ WWW.CREDIT-SUISSE.COM/US

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  COMFL-PRO-0212

FEBRUARY 29, 2012

STATEMENT OF ADDITIONAL INFORMATION

CREDIT SUISSE COMMODITY RETURN STRATEGY FUND

Ticker Symbol
Class A	CRSAX
Class C	CRSCX
Class I	CRSOX

CREDIT SUISSE FLOATING RATE HIGH INCOME FUND

Ticker Symbol
Class A	CHIAX
Class B	CHOBX
Class C	CHICX
Class I	CSHIX

This Statement of Additional Information provides information about the Credit Suisse Commodity Return Strategy Fund (the “Commodity Return Strategy Fund”) and the Credit Suisse Floating Rate High Income Fund (the “Floating Rate High Income Fund” and together with the Commodity Return Strategy Fund, the “Funds”) that supplements information contained in the Prospectus for the Class A, C and I shares of the Funds, dated February 29, 2012, and the Prospectus for the Class B shares of the Floating Rate High Income Fund, dated February 29, 2012, each as amended or supplemented from time to time (together, the “Prospectus”).

Each Fund’s audited Annual Report dated October 31, 2011, for each class of shares it makes available, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.

This Statement of Additional Information is not itself a prospectus and should be read in conjunction with the Prospectus.  Copies of the Prospectus and the Annual Report can be obtained by writing or telephoning:

Credit Suisse Funds

P.O. Box 55030

Boston, MA 02205-5030

877-870-2874

The Floating Rate High Income Fund is a series of Credit Suisse Opportunity Funds.

i

Increased Expenses	24
Foreign Debt Securities	25
Privatizations	25
Depository Receipts	25
Municipal Obligations	25
Bond Insurer Risk	26
Alternative Minimum Tax Bonds	26
Investment Grade Securities	27
Dollar Rolls	27
Zero Coupon Securities	27
Government Zero Coupon Securities	28
Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers	28
“Special Situation” Companies	28
Variable and Floating Rate Securities and Master Demand Notes	29
Event-Linked Bonds	29
Delayed Funding Loans and Revolving Credit Facilities	30
To-Be-Announced Mortgage-Backed Securities	30
Stand-By Commitment Agreements	30
REITs	31
Borrowing	32
Non-Diversified Status	32
Investments in the Subsidiary	32
The Dow Jones-UBS Commodity Index Total Return	34
Floating Rate High Income Fund	35
Senior Loans	35
Second Lien and Other Secured Loans	37
Distressed Securities	38
Non-U.S. Securities	38
Temporary Defensive Strategies	39
Borrowing	39
INVESTMENT RESTRICTIONS	39
Commodity Return Strategy Fund	39
Floating Rate High Income Fund	40
PORTFOLIO VALUATION	41
PORTFOLIO TRANSACTIONS	41
PORTFOLIO TURNOVER	43
MANAGEMENT OF THE FUND	44
Officers and Boards of Trustees	44
Ownership in Securities of the Funds and Fund Complex	48
Leadership Structure and Oversight Responsibilities	49
Committees and Meetings of Trustees	50
Trustees’ Total Compensation for Fiscal Year Ended October 31, 2011	51
Investment Advisory Agreement	51
Advisory Fees Paid to Credit Suisse	53
Administration Agreements	54
Organization and Management of Wholly-Owned Subsidiary	54
Portfolio Managers	55
Portfolio Managers’ Compensation	55
Potential Conflicts of Interest	55
Portfolio Managers’ Ownership of Securities	56
Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed	56
Code of Ethics	57

ii

Custodian and Transfer Agent	58
Proxy Voting Policies and Procedures	58
Disclosure of Portfolio Holdings	58
Organization of the Funds	60
Distribution and Shareholder Servicing	62
Distributor	62
Class A, Class B and Class C Shares	62
General	65
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	65
Class A and Class C Shares	66
Commodity Return Strategy Fund	66
Floating Rate High Income Fund	67
General	67
Redemptions	68
General	68
Automatic Cash Withdrawal Plan	68
Contingent Deferred Sales Charge — General	69
Redemption Fee	69
EXCHANGE PRIVILEGE	70
ADDITIONAL INFORMATION CONCERNING TAXES	71
The Funds	72
Special Tax Considerations	73
Zero Coupon Securities	73
Constructive Sales	74
Straddles	74
Options and Section 1256 Contracts	74
Short Sales	74
Swaps	75
Tax Treatment of Commodity-Linked Swaps and Structured Notes	75
Foreign Currency Transactions	75
Tax Credit Bonds	76
Passive Foreign Investment Companies	76
Foreign Taxes	76
Taxation of U.S. Shareholders	77
Dividends and Distributions	77
Sales of Shares	78
Backup Withholding	79
Notices	79
Other Taxes	79
Taxation of Non-U.S. Shareholders	79
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL	80
MISCELLANEOUS	81
FINANCIAL STATEMENTS	83
APPENDIX A — PROXY VOTING POLICY AND PROCEDURES	A-1
APPENDIX B — DESCRIPTION OF RATINGS	B-1

iii

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of the Funds’ investment objectives and policies in the Prospectus.  There are no assurances that each Fund will achieve its investment objectives.

The investment objective of the Commodity Return Strategy Fund is total return.  The investment objective of the Floating Rate High Income Fund is to provide a high level of current income, and its secondary investment objective is capital appreciation.  Each Fund’s investment objective may be changed by its Board of Trustees (the “Board”) without shareholder approval.

Unless otherwise indicated, the Funds are permitted, but not obligated, to engage in the following investment strategies or invest in the following investments, subject to any percentage limitations set forth below.  Any percentage limitation on a Fund’s ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below.

U.S. Government Securities

The Funds may invest in Government Securities.  Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance.  U.S. government securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Freddie Mac, Federal Intermediate Credit Banks, Federal Land Banks, Fannie Mae, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association.  The Funds may invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported solely by the credit of the instrumentality or government-sponsored enterprise.  Because the U.S. Government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if Credit Suisse Asset Management, LLC (“Credit Suisse” or the “Adviser”), each Fund’s investment adviser, determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

In September 2008, Fannie Mae and Freddie Mac were placed in conservatorship by their regulator, the Federal Housing Finance Agency.  Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Securities of Other Investment Companies

The Funds may invest in securities of other investment companies to the extent permitted under the 1940 Act or pursuant to an SEC order.  Presently, under the 1940 Act, a Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets.  The Funds may invest in certain exchange-traded funds (“ETFs”), that are registered investment companies under the 1940 Act, in excess of such limitations in reliance on, and subject to certain terms and conditions set forth in, an exemptive order issued by the SEC to the ETF.  As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Below Investment Grade Securities

The Fund may invest (up to 10% of net assets for the Commodity Return Strategy Fund) in fixed income securities rated below investment grade and in comparable unrated securities.  Investment in such securities involves substantial risk.  Below investment grade and comparable unrated securities (commonly referred to as

“junk bonds”) (i) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation.  The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities.  Issuers of such securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.  Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.

To the extent a secondary trading market for below investment grade securities does exist, it generally is not as liquid as the secondary market for investment grade securities.  The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Fund’s ability to dispose of particular issues when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.  The lack of a liquid secondary market for certain securities also may make it more difficult for each Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund.  Neither event will require sale of such securities by the Fund, although Credit Suisse will consider such event in its determination of whether the Fund should continue to hold the securities.

The market value of securities rated below investment grade is more volatile than that of investment grade securities.  Factors adversely impacting the market value of these securities will adversely impact a Fund’s net asset value.  The Fund will rely on the judgment, analysis and experience of Credit Suisse in evaluating the creditworthiness of an issuer.  In this evaluation, Credit Suisse will take into consideration, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters.  Each Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities.

See Appendix B for a further description of securities ratings.

Lending Portfolio Securities

The Funds may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds’ Board.  These loans, if and when made, may not exceed 33 1/3% of a Fund’s total assets taken at value (including the loan collateral).  Loans of portfolio securities will be collateralized by cash or liquid securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds.  From time to time, the Funds may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Funds and that is acting as a “finder.”

By lending their securities, the Funds can increase their income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral.  Each Fund will adhere to the following conditions whenever its portfolio securities are loaned:  (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board of the Fund must terminate the loan and regain the right to vote the securities.  Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Funds’ ability to recover the loaned securities or dispose of the collateral for the loan.  Default by or bankruptcy of a borrower would expose the Funds to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of underlying securities.  The Funds also could lose money if their short-term investment of the cash collateral declines in value over the period of the loan. Any loans of the Funds’ securities will be fully collateralized and marked to market daily.

Payments received by the Funds in lieu of any dividends paid on the loaned securities will not be treated as “qualified dividend income” for purposes of determining what portion of the Funds’ dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Additional Information Concerning Taxes” below).

Repurchase Agreements

The Funds may enter into repurchase agreement transactions (up to 20% of total assets for the Commodity Return Strategy Fund) with member banks of the Federal Reserve System and certain non-bank dealers.  Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date.  Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period.  This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund’s holding period.  The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest.  A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right.  Credit Suisse monitors the creditworthiness of those bank and non-bank dealers with which the Funds enter into repurchase agreements to evaluate this risk.  A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse Repurchase Agreements

The Funds may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers.  Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to its agreement to repurchase them at a mutually agreed-upon date, price and rate of interest.  At the time a Fund enters into a reverse repurchase agreement, it will segregate with an approved custodian cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest).  The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest).  A Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.  Reverse repurchase agreements that are accounted for as financings are considered to be borrowings under the 1940 Act.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase.  In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Short Sales

In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security.  The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs.  If a Fund engages in a short sale, the collateral for the short position will be maintained by the Fund’s custodian or qualified sub-custodian.  While the short sale is open, the

Fund will maintain in a segregated account an amount of liquid securities equal in value to its obligation to purchase the securities sold short, marked to market daily.

If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale.  However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.  Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Funds may effect short sales.

Short Sales “Against the Box”

A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short.  Not more than 10% of the Commodity Return Strategy Fund’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.  The Funds do not intend to engage in short sales against the box for investment purposes.  A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security).  In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.  The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns.  There will be certain additional transaction costs associated with short sales against the box, but a Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

See “Additional Information Concerning Taxes” for a discussion of the tax consequences to a Fund of effecting short sales against the box.

When-Issued Securities and Delayed-Delivery Transactions

A Fund may utilize its assets to purchase securities on a “when-issued” basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield).  A Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if Credit Suisse deems it advantageous to do so.  The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment.  Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.

When a Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account.  Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitment.  It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.  When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade.  Failure of the seller to do so may result in the Funds’ incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Non-Publicly Traded and Illiquid Securities

Each Fund may invest up to 15% of its net assets in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, Variable rate demand notes (“VRDNs”) and master demand notes providing for settlement upon more than seven days’ notice by the Fund, and time deposits maturing in more than seven calendar days.  Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.  Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation.  The Commodity Return Strategy Fund’s investment in the Subsidiary is considered to be liquid.  The Credit Suisse Cayman Commodity Fund I, Ltd. (the “Subsidiary”), the Commodity Strategy Return Fund’s subsidiary, will also limit its investment in illiquid securities to 15% of its net assets.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days.  Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days.  A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses.  These securities may be less liquid than publicly traded securities, and the Fund may take longer to liquidate these positions than would be the case for publicly traded securities.  Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Funds.  Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.  A Fund’s investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund’s net assets could be adversely affected.

Rule 144A Securities.  Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public.  Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.  Credit Suisse anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASDAQ Stock Market, Inc.

An investment in Rule 144A Securities will be considered illiquid and, therefore, subject to a Fund’s limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid.  In reaching liquidity decisions, Credit Suisse may consider, inter alia, the following factors:  (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Funds.  The Board has adopted guidelines and delegated to Credit Suisse the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for liquidity determinations.

Credit Default Swap Agreements

The Funds may invest (up to 20% of assets for the Floating Rate High Income Fund) in credit default swap agreements.  A Fund may enter into credit default swap agreements either as a buyer or a seller.  A Fund may buy a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market.  A Fund may sell a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer.

The “buyer” in a credit default swap is obligated to pay the “seller” an upfront payment or a periodic stream of payments over the term of the agreement, provided that no credit event on an underlying reference obligation has occurred.  If a credit event occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation.  As a result of counterparty risk, certain credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly.

If a Fund is a buyer and no credit event occurs, the cost to the Fund is the premium paid with respect to the agreement.  If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.  On the other hand, the value of any deliverable obligations paid by the Fund to the seller, coupled with the up front or periodic payments previously received by the seller, may be less than the full notional value the seller pays to the Fund, resulting in a loss of value to the Fund.

If a Fund is a seller and no credit event occurs, the Fund would generally receive an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years.  If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.  When a Fund acts as a seller of a credit default swap agreement it is exposed to speculative exposure risk since, if a credit event occurs, the Fund may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations of the reference entity.  As a result, the Fund bears the entire risk of loss due to a decline in value of a referenced security on a credit default swap it has sold if there is a credit event with respect to the security.  The Fund bears the same risk as a buyer of fixed income securities directly.  A Fund will sell a credit derivative only with respect to securities in which it would be authorized to invest.

Certain credit default swap agreements may not have liquidity beyond the counterparty to the agreement and may be considered illiquid.  Other credit default swap agreements, however, may be considered liquid.  Moreover, a Fund bears the risk of loss of the amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty.  A Fund will enter into swap agreements as a buyer only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines).  Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement.  As the seller of a credit default swap, a Fund would be subject to investment exposure on the notional amount of the swap.  Accordingly, the Fund will segregate liquid investments in an amount equal to the aggregate market value of the of the credit default swaps of which it is the seller, marked to market on a daily basis.

When a Fund buys or sells a credit derivative, the underlying issuer(s) or obligor(s) as well as the counterparty to the transaction will be treated as an issuer for purposes of complying with the Fund’s issuer diversification and industry concentration policies, absent regulatory guidance to the contrary.  The notional amount of the credit exposure to which the Floating Rate High Income Fund is subject when it sells credit protection, plus the market value of the Floating Rate High Income Fund’s investments in credit derivatives and/or premiums paid therefor as a buyer of credit derivatives, will not in the aggregate exceed 20% of the Floating Rate High Income Fund’s total assets.  A Fund may, but is not required to, use credit swaps or any other credit derivative.  There is no assurance that credit derivatives will be available at any time or, if used, that the derivatives will be used successfully.

Commodity Return Strategy Fund

The following are additional strategies and investments in which the Commodity Return Strategy Fund may engage or invest.

Commodity-Linked Derivatives.  The Commodity Return Strategy Fund invests in commodity-linked derivative instruments, such as structured notes, swap agreements, commodity options, futures and options on futures.  The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions.  As an example, during periods of rising inflation, historically debt securities have tended to decline in value due to the general increase in prevailing interest rates.  Conversely, during those same periods of rising inflation, historically the prices of certain commodities, such as oil and metals, have tended to increase.  Of course, there cannot be any guarantee that derivative instruments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to debt and equity securities.

During the period 1970 through 2001, the correlation between the quarterly investment returns of commodities and the quarterly investment returns of traditional financial assets such as stocks and bonds generally was negative.  This inverse relationship occurred generally because commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets.  Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

The reverse may be true during “bull markets,” when the value of traditional securities such as stocks and bonds is increasing.  Under such favorable economic conditions, the Fund’s investments may be expected not to perform as well as an investment in traditional securities.  Over the long term, the returns on the Fund’s investments are expected to exhibit low or negative correlation with stocks and bonds.

In selecting investments for the Commodity Return Strategy Fund’s portfolio, Credit Suisse evaluates the merits of the investments primarily through the exercise of its own investment analysis.  In the case of derivative instruments, that process may include the evaluation of the underlying commodity, futures contract, index or other economic variable that is linked to the instrument, the issuer of the instrument, and whether the principal of the instrument is protected by any form of credit enhancement or guarantee.

The Commodity Return Strategy Fund may gain exposure to the commodities markets through commodity-linked structured notes, swap agreements and commodity futures and options.  These instruments have one or more commodity-dependent components.  They are derivative instruments because at least part of their value is derived from the value of an underlying commodity index, commodity futures contract, index or other readily measurable economic variable.  The Commodity Return Strategy Fund will invest in (i) commodity-linked structured notes and swap agreements whose performance is linked to the Dow Jones-UBS Commodity Index Total Return (“DJ-UBS Index”), other commodity indices or the value of a particular commodity futures contract or a subset of commodities or commodity futures contracts, and (ii) the Subsidiary, a wholly owned subsidiary of the Commodity Return Strategy Fund formed in the Cayman Islands.

Swap Agreements.  The Commodity Return Strategy Fund may enter into swap agreements with respect to commodities, interest rates and indexes of commodities or securities, specific securities and commodities, and mortgage, credit and event-linked swaps, and to the extent it may invest in foreign-currency denominated securities, may enter into swap agreements with respect to foreign currencies.

The Commodity Return Strategy Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchase and/or sales of instruments in other markets, to seek to increase total return (speculation), to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Commodity Return Strategy Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index.  Interest rate swaps involve the exchange by the Commodity Return Strategy Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments.  Index swaps involve the exchange by the Commodity Return Strategy Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes.  Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest.  The notional principal amount, however, is tied to a reference pool or pools of mortgages.  Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values.

The Commodity Return Strategy Fund intends to invest in commodity swap agreements.  An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index.  In a total return commodity swap, the Commodity Return Strategy Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee.  If the commodity swap is for one period, the Fund may pay a fixed fee, established at the outset of the swap.  However, if the term of the commodity swap is more than one period, with interim swap payments, the Commodity Return Strategy Fund may pay an adjustable or floating fee.  With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and adjusted each period.  Therefore, if interest rates increase over the term of the swap contract, the Commodity Return Strategy Fund may be required to pay a higher fee at each swap reset date.

Most swap agreements entered into by the Commodity Return Strategy Fund would calculate the obligations of the parties to the agreement on a “net” basis, which means that the two payment streams are netted out, with the Commodity Return Strategy Fund receiving or paying, as the case may be, only the net amount of the two payments.  Consequently, the Commodity Return Strategy Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement.  The Commodity Return Strategy Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Commodity Return Strategy Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by Credit Suisse in accordance with procedures established by the Board, to avoid any potential leveraging of the Commodity Return Strategy Fund’s portfolio.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Commodity Return Strategy Fund’s investment restriction concerning senior securities.

Whether the Commodity Return Strategy Fund’s use of swap agreements will be successful in furthering its investment objective of total return will depend on Credit Suisse’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid.  Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  The Commodity Return Strategy Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Commodity Return Strategy Fund’s repurchase agreement guidelines).  Pursuant to restrictions imposed on the Commodity Return Strategy Fund by the Internal Revenue Code of 1986, as amended (the “Code”) which limit the Commodity Return Strategy Fund’s ability to use swap agreements, the Commodity Return Strategy Fund limits its investments in commodity-linked swap agreements so that the income derived from commodity-linked swap agreements is limited to a maximum of 10% of the Commodity Return Strategy Fund’s gross income.

Certain structured notes and swap agreements are exempt from most provisions of the Commodity Exchange Act (the “CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission (the “CFTC”).  To qualify for this exemption, a structured note or swap agreement must be entered into by “eligible participants,” which include the following, provided the participants’ total assets exceed established levels:  a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the Investment Company Act of 1940, as amended (the “1940 Act”), commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person.  To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million.  In addition, an eligible structured note or swap transaction must meet three conditions.  First, the structured note or swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms.  Second, the creditworthiness of parties with actual or potential obligations under the structured note or swap agreement must be a material consideration in entering into or determining the terms of the instrument, including pricing, cost or credit enhancement terms.  Third, structured notes or swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.  The Commodity Return Strategy Fund may invest in commodity-linked structured notes or swap agreements and other commodity-linked instruments that qualify for exclusion from regulation under the CEA and the regulations adopted thereunder.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations.  The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal.  Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Commodity Return Strategy Fund is contractually obligated to make.  If the other party to an interest rate, index or mortgage swap defaults, the Commodity Return Strategy Fund’s risk of loss consists of the net amount of interest payments that the Commodity Return Strategy Fund is contractually entitled to receive.  In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency.  Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.  To the extent that the net amount payable by the Commodity Return Strategy Fund under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by the Commodity Return Strategy Fund under a currency swap are held in a segregated account consisting of cash or liquid securities, the Commodity Return Strategy Fund and Credit Suisse believe that swaps do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Commodity Return Strategy Fund’s borrowing restriction.

The Subsidiary may invest without limit in commodity-linked swap agreements.  The Subsidiary will comply with the asset segregation requirements to the same extent as the Commodity Return Strategy Fund.

Limitations on Leverage.  As discussed in the Prospectus, some of the structured notes in which the Commodity Return Strategy Fund invests may involve leverage.  Economic leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would expect to receive based on the amount contributed to the investment.  Economically leveraged structured notes can increase the gain or the loss associated with changes in the value of the underlying instrument.  The Commodity Return Strategy Fund will seek to limit the amount of economic leverage it has under any one structured note in which it invests and the leverage of the Commodity Return Strategy Fund’s overall portfolio.  The Commodity Return Strategy Fund will not invest in a structured note if, at the time of purchase:

1.             that note’s “leverage ratio” exceeds 300% of the price increase (or decrease) in the underlying index; or

2.             the Commodity Return Strategy Fund’s “portfolio leverage ratio” exceeds 150%, measured at the time of purchase.

“Leverage ratio” is the expected increase in the value of a structured note, assuming a one percent price increase in the underlying index.  In other words, for a structured note with a leverage factor of 150%, a 1% gain in the underlying index would be expected to result in a 1.5% gain in value for the structured note.  “Portfolio leverage ratio” is defined as the average (mean) leverage ratio of all instruments in the Commodity Return Strategy Fund’s portfolio, weighted by the market values of such instruments.  To the extent that the policy on the Commodity Return Strategy Fund’s use of leverage stated above conflicts with the 1940 Act or the rules and regulations thereunder, the Commodity Return Strategy Fund will comply with the applicable provisions of the 1940 Act.

Principal Protection.  Commodity-linked structured notes and certain other commodity-linked instruments may be principal protected, partially protected, or offer no principal protection.  A principal protected hybrid instrument means that the issuer will pay, at a minimum, the par value of the note at maturity.  Therefore, if the commodity value to which the hybrid instrument is linked declines over the life of the note, the Commodity Return Strategy Fund will receive at maturity the face or stated value of the note.

With a principal protected commodity-linked instrument, the Commodity Return Strategy Fund would receive at maturity the greater of the par value of the note or the increase in value of the underlying commodity index.  This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity index.  This optionality can be added to an instrument, but only for a cost higher than that of a partially protected (or no protection) instrument.  Credit Suisse’s decision on whether to use principal protection depends in part on the cost of the protection.  The Commodity Return Strategy Fund will, however, limit commodity-linked notes without principal protection to 10% of its total assets.  In addition, the utility of the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and, therefore, depends on the creditworthiness of the issuer.

With full principal protection, the Commodity Return Strategy Fund will receive at maturity of the commodity-linked instrument either the stated par value of the commodity-linked instrument, or, potentially, an amount greater than the stated par value if the underlying commodity index, futures contract or economic variable to which the commodity-linked instrument is linked has increased in value.  Partially protected commodity-linked instruments may suffer some loss of principal if the underlying commodity index, futures contract or economic variable to which the commodity-linked instrument is linked declines in value during the term of the commodity-linked instrument.  However, partially protected commodity-linked instruments have a specified limit as to the amount of principal that they may lose.

The Commodity Return Strategy Fund may also invest in commodity-linked instruments that offer no principal protection.  At maturity, there is a risk that the underlying commodity index, futures contract or other economic variable may have declined sufficiently in value such that some or all of the face value of the instrument might not be returned.  Some of the instruments that the Commodity Return Strategy Fund may invest in may have no principal protection and the instrument could lose all of its value.

With a partially-protected or no-principal-protection commodity-linked instrument, the Commodity Return Strategy Fund may receive at maturity an amount less than the instrument’s par value if the commodity index or other economic variable value to which the note is linked declines over the term of the note.  Credit Suisse, at its discretion, may invest in a partially protected principal structured note or, within the 10% limitation set forth above, a note without principal protection.  In deciding to purchase a note without principal protection, Credit Suisse may consider, among other things, the expected performance of the underlying commodity index, commodity futures contract or other economic variable over the term of the note, the cost of the note, and any other economic factors which Credit Suisse believes are relevant.

The Commodity Return Strategy Fund does not currently expect to invest more than 25% of its total assets in structured notes under whose terms the potential loss, either at redemption or maturity, is expected to exceed 50% of the face value of the notes, calculated at the time of investment.  The Commodity Return Strategy Fund does not currently intend to invest more than 10% of its total assets in notes that mature in more than 19 months.

Hedging Generally.  The Commodity Return Strategy Fund may enter into options and futures transactions for several purposes, including generating current income to offset expenses or increase return, and as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position.  A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position.  As a result, the use of options and futures transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged.  In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge.  With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Commodity Return Strategy Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Commodity Return Strategy Fund’s assets.

In hedging transactions based on an index, whether the Commodity Return Strategy Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security.  The risk of imperfect correlation increases as the composition of the Commodity Return Strategy Fund’s portfolio varies from the composition of the index.  In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Commodity Return Strategy Fund’s hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position.  Such “over hedging” or “under hedging” may adversely affect the Commodity Return Strategy Fund’s net investment results if the markets do not move as anticipated when the hedge is established.  Securities index futures transactions may be subject to additional correlation risks.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets.  Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market also may cause temporary price distortions.  Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by Credit Suisse still may not result in a successful hedging transaction.

The Commodity Return Strategy Fund will engage in hedging transactions only when deemed advisable by Credit Suisse, and successful use by the Commodity Return Strategy Fund of hedging transactions will be subject to Credit Suisse’s ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate.  This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful.  Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.  Losses incurred in hedging transactions and the costs of these transactions will affect the Commodity Return Strategy Fund’s performance.

To the extent that the Commodity Return Strategy Fund engages in commodity-linked derivatives and in the strategies described below, the Commodity Return Strategy Fund may experience losses greater than if these strategies had not been utilized.  In addition to the risks described, these instruments may be illiquid and/or subject to trading limits, and the Commodity Return Strategy Fund may be unable to close out a position without incurring substantial losses, if at all.  The Commodity Return Strategy Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction.

Interest Rate Caps, Floors and Collars.  Forms of swap agreements also include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Commodity Return Strategy Fund may enter into interest rate caps, floors and collars for hedging purposes or to seek to increase total return (speculation).  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap.  The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.  An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

To the extent that the entire amount of the payment stream payable by the Commodity Return Strategy Fund under an interest rate cap, floor or collar is held in a segregated account consisting of cash or liquid securities, the Commodity Return Strategy Fund and Credit Suisse believe that such investments do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Commodity Return Strategy Fund’s borrowing restriction.

Options and Currency Exchange Transactions

The Commodity Return Strategy Fund may purchase and write (sell) options on securities, securities indices, currencies, swap agreements and commodity indexes for hedging purposes or to increase total return.  The Commodity Return Strategy Fund may enter into futures contracts and options on futures contracts on securities, securities and commodities indices, currencies and commodities and may engage in spot and forward currency exchange transactions (known as “foreign exchange transactions”) for these same purposes, which may involve speculation.  Up to 20% of the Commodity Return Strategy Fund’s total assets may be at risk in connection with investing in options on securities (other than swaps), securities indices and currencies.  The Commodity Return Strategy Fund may invest without limit in swaptions. The amount of assets considered to be “at risk” in these transactions is, in the case of purchasing options, the amount of the premium paid, and, in the case of writing options, the value of the underlying obligation.

Securities Options.  The Commodity Return Strategy Fund may write covered put and call options on stock and debt securities and may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter (“OTC”) options.  The Commodity Return Strategy Fund realizes fees (referred to as “premiums”) for granting the rights evidenced by the options it has written.  A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time.  In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use.  However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period.  Writing securities options may result in substantial losses to the Commodity Return Strategy Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Commodity Return Strategy Fund could realize on its investments or require the Commodity Return Strategy Fund to hold securities it would otherwise sell.

The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone.  In return for a premium, the Commodity Return Strategy Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected).  When the Commodity Return Strategy Fund writes call options, it retains the risk of a decline in the price of the underlying security.  The size of the premiums that the Commodity Return Strategy Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.  If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price.  If security prices decline, the put writer would expect to suffer a loss.  This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

In the case of options written by the Commodity Return Strategy Fund that are deemed covered by virtue of the Commodity Return Strategy Fund’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Commodity Return Strategy Fund has written options may exceed the time within which the Commodity Return Strategy Fund must make delivery in accordance with an exercise notice.  In these instances, the Commodity Return Strategy Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery.  By so doing, the Commodity Return Strategy Fund will not bear any market risk, since the Commodity Return Strategy Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Commodity Return Strategy Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to certain of the securities for which the Commodity Return Strategy Fund may write covered call options.  For example, if the Commodity Return Strategy Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover.  If this occurs, the Commodity Return Strategy Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

Options written by the Commodity Return Strategy Fund will normally have expiration dates between one and nine months from the date written.  The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written.  In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.  The Commodity Return Strategy Fund may write (i) in-the-money call options when Credit Suisse expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when Credit Suisse expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when Credit Suisse expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.  In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received.  Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions.  To secure its obligation to deliver the underlying security when it writes a call option, the Commodity Return Strategy Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “Clearing Corporation”) and of the securities exchange on which the option is written.

Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Commodity Return Strategy Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Commodity Return Strategy Fund may realize a profit or loss from the sale.  An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market.  When the Commodity Return Strategy Fund has purchased an option and engages in a closing sale transaction, whether the Commodity Return Strategy Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Commodity Return Strategy Fund initially paid for the original option plus the related transaction costs.  Similarly, in cases where the Commodity Return Strategy Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option.  The Commodity Return Strategy Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option’s expiration).  The obligation of the Commodity Return Strategy Fund under an option it has written would be terminated by a closing purchase transaction (the Commodity Return Strategy Fund would not be deemed to own an option as a result of the transaction).  So long as the obligation of the Commodity Return Strategy Fund as the writer of an option continues, the Commodity Return Strategy Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Commodity Return Strategy Fund to deliver the underlying security against payment of the exercise price.  This obligation terminates when the option expires or the Commodity Return Strategy Fund effects a closing purchase transaction.  The Commodity Return Strategy Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist.  A liquid secondary market in an option may cease to exist for a variety of reasons.  In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options.  There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur.  In such event, it might not be possible to effect closing transactions in particular options.  Moreover, the Commodity Return Strategy Fund’s ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Commodity Return Strategy Fund.  The Commodity Return Strategy Fund, however, will purchase OTC options only from dealers whose debt securities, as determined by Credit Suisse, are considered to be investment grade.  If, as a covered call option writer, the Commodity Return Strategy Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers).  It is possible that the Commodity Return Strategy Fund and other clients of Credit Suisse and certain of its affiliates may be considered to be such a group.  A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.  These limits may restrict the number of options the Commodity Return Strategy Fund will be able to purchase on a particular security.

Securities and Commodities Index Options.  The Commodity Return Strategy Fund may purchase and write exchange- or board of trade-listed and OTC put and call options on securities and commodities indexes.  A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index.  A commodities index measures the movement of a certain group of commodities by assigning relative values to the commodities included in the index, fluctuating with changes in the market values of the commodities included in the index.

Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index, such as the Standard & Poor’s 100.  Indexes may also be based on a particular industry or market segment.

Options on securities and commodities indexes are similar to options on securities and commodities, respectively, except that the delivery requirements are different.  Instead of giving the right to take or make delivery of securities or commodities, respectively, at a specified price, an option on a securities or commodities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.”  Receipt of this cash amount will depend upon the closing level of the securities or commodities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple.  The writer of the option is obligated, in return for the premium received, to make delivery of this amount.  Securities and commodities index options may be offset by entering into closing transactions as described above for securities and commodities options.

Uncovered Options Transactions.  The Commodity Return Strategy Fund may write options that are not covered (or so called “naked options”) on portfolio securities.  When the Commodity Return Strategy Fund sells an uncovered call option, it does not simultaneously have a long position in the underlying security.  When the Commodity Return Strategy Fund sells an uncovered put option, it does not simultaneously have a short position in the underlying security.  Uncovered options are riskier than covered options because there is no underlying security held by the Commodity Return Strategy Fund that can act as a partial hedge.  Uncovered calls have speculative characteristics and the potential for loss is unlimited.  There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.  Uncovered put options have speculative characteristics and the potential loss is substantial.

OTC Options.  The Commodity Return Strategy Fund may purchase OTC or dealer options or sell covered OTC options.  Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options.  A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option.  If the Commodity Return Strategy Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised.  If the dealer fails to honor the exercise of the option by the Commodity Return Strategy Fund, the Commodity Return Strategy Fund would lose the premium it paid for the option and the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not.  Consequently, the Commodity Return Strategy Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it.  Similarly, when the Commodity Return Strategy Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Commodity Return Strategy Fund originally wrote the option.  Although the Commodity Return Strategy Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Commodity Return Strategy Fund, there can be no assurance that the Commodity Return Strategy Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration.  The inability to enter into a closing transaction may result in material losses to the Commodity Return Strategy Fund.  Until the Commodity Return Strategy Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised.  This requirement may impair the Commodity Return Strategy Fund’s ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

Options on Swaps (“Swaptions”)

The Commodity Return Strategy Fund may purchase and sell put and call options on swap agreements, commonly referred to as swaptions.  The Commodity Return Strategy Fund will enter into such transactions for hedging purposes or to seek to increase total return.  Swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the Securities and Exchange Commission (the “SEC”).

The buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms.  The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

As with other options on securities, commodities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component.  The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying swap.  The intrinsic value component measures the degree to which an option is in-the-money, if at all.  The time premium represents the difference between the actual price of the swaption and the intrinsic value.

The pricing and valuation terms of swaptions are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out a contract.  Swaptions must thus be regarded as inherently illiquid.

The use of swaptions, as the foregoing discussion suggests, is subject to risks and complexities beyond what might be encountered with investing directly in the securities and other traditional investments that are the referenced asset for the swap or other standardized, exchange traded options and futures contracts.  Such risks include operational risks, valuation risks, credit risks, and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement).  In addition, at the time the swaption reaches its scheduled termination date, there is a risk that the Commodity Return Strategy Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.  If this occurs, it could have a negative impact on the performance of the Commodity Return Strategy Fund.

While the Commodity Return Strategy Fund may utilize swaptions for hedging purposes or to seek to increase total return, their use might result in poorer overall performance for the Commodity Return Strategy Fund than if it had not engaged in any such transactions.  If, for example, the Commodity Return Strategy Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so.  There may be an imperfect correlation between the Commodity Return Strategy Fund’s portfolio holdings and swaptions entered into by the Commodity Return Strategy Fund, which may prevent the Commodity Return Strategy Fund from achieving the intended hedge or expose the Commodity Return Strategy Fund to risk of loss.  Further, the Commodity Return Strategy Fund’s use of swaptions to reduce risk involves costs and will be subject to Credit Suisse’s ability to predict correctly changes in interest rate relationships or other factors.  No assurance can be given that Credit Suisse’s judgment in this respect will be correct.

Futures Activities

The Commodity Return Strategy Fund may enter into commodity, foreign currency, interest rate and commodity or securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the CFTC or, consistent with CFTC regulations, on foreign exchanges.  The Commodity Return Strategy Fund invests in futures contracts on individual commodities or a subset of commodities and options on them through the Subsidiary.  These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate.  An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

The Commodity Return Strategy Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Commodity Return Strategy Fund’s policies.  The Commodity Return Strategy Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA and, therefore, who is not subject to registration or regulation as a pool operator under the CEA.  As a result, the Commodity Return Strategy Fund is not restricted in its ability to enter into futures contracts and options thereon under regulations of the CFTC.  However, on February 9, 2012, the CFTC adopted certain regulatory changes that will subject operators and advisers of registered investment companies to registration with the CFTC if such a fund invests in futures and certain other instruments, in excess of certain limits. Since the Commodity Return Strategy Fund will likely not be able to execute its investment strategies within these new limits, Credit Suisse intends to register with the CFTC as a “commodity pool operator” with respect to the Commodity Return Strategy Fund. As a result of such registration, the disclosure and operations of the Commodity Return Strategy Fund will need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements will increase Fund expenses. Other potentially adverse regulatory initiatives could also develop.

Futures Contracts.  A commodity futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, such as an energy, agricultural or metal commodity, at a specified price, date, time and place.  A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place.  An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place.  Securities and commodities indexes are capitalization weighted indexes that reflect the market value of the securities or commodities, respectively, represented in the indexes.  A securities index or commodities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.  The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

No consideration is paid or received by the Commodity Return Strategy Fund upon entering into a futures contract.  Instead, the Commodity Return Strategy Fund is required to segregate with its custodian an amount of cash or securities acceptable to the broker equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount).  This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Commodity Return Strategy Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.  The broker will have access to amounts in the margin account if the Commodity Return Strategy Fund fails to meet its contractual obligations.  Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.”  As a result of the small margin deposit that is required, a small change in the market price of a futures contract can produce major losses. The Commodity Return Strategy Fund will also incur brokerage costs in connection with entering into futures contracts.

At any time prior to the expiration of a futures contract, the Commodity Return Strategy Fund may elect to close the position by taking an opposite position, which will operate to terminate the Commodity Return Strategy Fund’s existing position in the contract.  Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange).  No secondary market for such contracts exists.  Although the Commodity Return Strategy Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time.  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day.  It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Commodity Return Strategy Fund to substantial losses.  In such event, and in the event of adverse price movements, the Commodity Return Strategy Fund would be required to make daily cash payments of variation margin.  In such situations, if the Commodity Return Strategy Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so.  In addition, if the transaction is entered into for hedging purposes, in such circumstances the Commodity Return Strategy Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position.  Losses incurred in futures transactions and the costs of these transactions will affect the Commodity Return Strategy Fund’s performance.

Despite the daily price limits on the futures exchanges, the price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds.  To the extent that the Commodity Return Strategy Fund invests in commodity futures contracts, the assets of the Commodity Return Strategy Fund, and therefore the prices of Commodity Return Strategy Fund shares, may be subject to greater volatility.

There are additional factors associated with commodity futures contracts which may subject the Commodity Return Strategy Fund’s investments in them to greater volatility than investments in traditional securities.  Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity.  The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity.  To the extent that the storage costs for an underlying commodity change while the Commodity Return Strategy Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.  In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow.  In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price of the commodity.  Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity.  The changing nature of the hedgers and speculators in the commodities markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Commodity Return Strategy Fund.  If the nature of hedgers and speculators in futures markets has shifted when it is time for the Commodity Return Strategy Fund to reinvest the proceeds of a maturing futures contract in a new futures contract, the Commodity Return Strategy Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.  The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.  These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities.  Certain commodities are also subject to limited pricing flexibility because of supply and demand factors.  Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of the supplies of other materials.

Comparison of Commodity Futures and Forward Contracts.  Futures contracts and forward contracts achieve the same economic effect: both are an agreement to purchase a specified amount of a specified commodity at a specified future date for a price agreed-upon today.  However, there are significant differences in the operation of the two contracts.  Forward contracts are individually negotiated transactions and are not exchange traded.  Therefore, with a forward contract, the Commodity Return Strategy Fund would make a commitment to carry out the purchase or sale of the underlying commodity at expiration.

For example, if the Commodity Return Strategy Fund were to buy a forward contract to purchase a certain currency at a set price for delivery in three months’ time and then, two months later, the Commodity Return Strategy Fund wished to liquidate that position, it would contract for the sale of the currency at a new price for delivery in one month’s time.  At expiration of both forward contracts, the Commodity Return Strategy Fund would be required to buy the currency at the set price under the first forward contract and sell it at the agreed-upon price under the second forward contract.  Even though the Commodity Return Strategy Fund has effectively offset its currency position with the purchase and sale of the two forward contracts, it must still honor the original commitment at maturity of the two contracts.  By contrast, futures exchanges have central clearinghouses which keep track of all positions.  To offset a long position in a futures contract, the Commodity Return Strategy Fund simply needs to sell a similar contract on the exchange.  The exchange clearinghouse will record both the original futures contract purchase and the offsetting sale, and there is no further commitment on the part of the Commodity Return Strategy Fund.

Only a very small percentage of commodity futures contracts result in actual delivery of the underlying commodity.  Additionally, any gain or loss on the purchase and sale of the futures contracts is recognized immediately upon the offset, while with a forward contract, profit or loss is recognized upon maturity of the forward contracts.

Options on Futures Contracts.  The Commodity Return Strategy Fund may purchase and write put and call options on foreign currency, interest rate and stock and commodity index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions.  There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

An option on a currency, interest rate or commodity or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.  The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put).  Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.  The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).  Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Commodity Return Strategy Fund.

Asset Coverage for Forward Contracts, Swap Agreements, Options, Futures and Options on Futures.  The Commodity Return Strategy Fund will comply with guidelines established by the SEC with respect to coverage of forward currency contracts; swap agreements; options written by the Commodity Return Strategy Fund on commodities, currencies, securities and commodity and security indexes; and currency, interest rate and commodity and security index futures contracts and options on these futures contracts.  These guidelines may, in certain instances, require segregation by the Commodity Return Strategy Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Commodity Return Strategy Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies.  Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.  As a result, there is a possibility that segregation of a large percentage of the Commodity Return Strategy Fund’s assets could impede portfolio management or the Commodity Return Strategy Fund’s ability to meet redemption requests or other current obligations.  The Subsidiary will comply with these asset segregation requirements to the same extent as the Commodity Return Strategy Fund.

For example, a call option written by the Commodity Return Strategy Fund on securities may require the Commodity Return Strategy Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised.  A call option written by the Commodity Return Strategy Fund on an index may require the Commodity Return Strategy Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis.  A put option written by the Commodity Return Strategy Fund may require the Commodity Return Strategy Fund to segregate assets (as described above) equal to the exercise price.  The Commodity Return Strategy Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Commodity Return Strategy Fund.  If the Commodity Return Strategy Fund holds a futures or forward contract, the Commodity Return Strategy Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held.  The Commodity Return Strategy Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation.  Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Money Market Obligations

The Commodity Return Strategy Fund is authorized to invest, under normal conditions, up to 100% of its total assets in short-term money market obligations having remaining maturities of less than one year at the time of purchase and may invest without limit in these obligations for temporary defensive purposes.  These short-term instruments consist of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (“Government Securities”); bank obligations (including certificates of deposit, time deposits and bankers’ acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Credit Suisse to be high quality investments; commercial paper rated no lower than A-2 by Standard & Poor’s, a subsidiary of The McGraw-Hill Companies, Inc. (“S&P”) or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; obligations of foreign governments, their agencies or instrumentalities; and repurchase agreements with respect to portfolio securities.  A description of S&P’s and Moody’s ratings is in Appendix B to this Statement of Additional Information.

Money Market Mutual Funds.

The Commodity Return Strategy Fund may invest up to 25% of its assets in securities of money market mutual funds, including those that are affiliated with the Commodity Return Strategy Fund or Credit Suisse, when Credit Suisse believes that it would be beneficial to the Commodity Return Strategy Fund and appropriate considering the factors of return and liquidity.  A money market mutual fund is an investment company that invests in short-term high quality money market instruments.  A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year.  As a shareholder in any mutual fund, the Commodity Return Strategy Fund will bear its ratable share of the mutual fund’s expenses, including management fees, and will remain subject to payment of the Commodity Return Strategy Fund’s management fees and other expenses with respect to assets so invested.

Temporary Investments

The short-term and medium-term debt securities in which the Commodity Return Strategy Fund may invest for temporary defensive purposes consist of:  (a) obligations of the U.S. or foreign governments, their respective agencies or instrumentalities; (b) bank deposits or bank obligations (including certificates of deposit, time deposits and bankers’ acceptances of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

Convertible Securities

Convertible securities in which the Commodity Return Strategy Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock.  Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock.  Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality.  The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock.  Subsequent to purchase by the Commodity Return Strategy Fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Commodity Return Strategy Fund.  Neither event will require sale of such securities, although Credit Suisse will consider such event in its determination of whether the Commodity Return Strategy Fund should continue to hold the securities.

Preferred Stock

The Commodity Return Strategy Fund may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer.

Structured Securities

In addition to commodity-linked structured notes, discussed above, the Commodity Return Strategy Fund may purchase any other type of publicly traded or privately negotiated fixed income security, including mortgage- and asset-backed securities; other types of structured notes; bonds or debentures; and assignments of and participations in loans.

Mortgage-Backed Securities.  The Commodity Return Strategy Fund may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association (“GNMA”), Fannie Mae, Freddie Mac and certain foreign issuers, as well as non-governmental issuers.  Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations.  Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property.  These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.  Some mortgage-backed securities, such as collateralized mortgage obligations (“CMOs”), make payouts of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).  The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages.  The government or the issuing agency typically guarantees the payment of interest and principal of these securities.  However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Commodity Return Strategy Fund’s shares.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption.  The average life of pass-through pools varies with the maturities of the underlying mortgage loans.  A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages.  The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions.  Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool.  For pools of fixed-rate 30-year mortgages in a stable fixed-rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life.  At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool.  In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities.  Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool.  However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge.  Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.  Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Commodity Return Strategy Fund’s yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer.  Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount.  In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Asset-Backed Securities.  The Commodity Return Strategy Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements.  Such assets are securitized through the use of trusts and special purpose corporations.  Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed securities present certain risks that are not presented by other securities in which the Commodity Return Strategy Fund may invest.  Automobile receivables generally are secured by automobiles.  Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities.  In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles.  Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.  Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  In addition, there is no assurance that the security interest in the collateral can be realized.

Collateralized Mortgage Obligations.  The Commodity Return Strategy Fund may purchase CMOs issued or guaranteed by the U.S. government, its agencies or instrumentalities (including those issued by GNMA, Fannie Mae and Freddie Mac) and by private issuers.  CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (collectively “Mortgage Assets”).  Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay the debt service on the CMOs.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.  The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways.  In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full.  In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.

Certain classes of CMOs are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest only (“IO”) and principal only (“PO”) classes are examples of this.  IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying Mortgage Assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying Mortgage Assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases and vice versa.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates— i.e., the yield may increase as rates increase and decrease as rates decrease—but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an inverse IO class, on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

Structured Notes, Bonds or Debentures.  Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the “Reference”) or the relevant change in two or more References.  The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference.  The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Commodity Return Strategy Fund’s entire investment.  The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity.  In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple.  Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Assignments and Participations.  The Commodity Return Strategy Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a borrowing corporation, government or other entity (a “Borrower”) and one or more financial institutions (“Lenders”).  The majority of the Commodity Return Strategy Fund’s investments in Loans are expected to be in the form of participations in Loans (“Participations”) and assignments of portions of Loans from third parties (“Assignments”).  Participations typically will result in the Commodity Return Strategy Fund having a contractual relationship only with the Lender, not with the Borrower.  The Commodity Return Strategy Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower.  In connection with purchasing Participations, the Commodity Return Strategy Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Commodity Return Strategy Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation.  As a result, the Commodity Return Strategy Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation.  In the event of the insolvency of the Lender selling a Participation, the Commodity Return Strategy Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower.  The Commodity Return Strategy Fund will acquire Participations only if the Lender interpositioned between the Commodity Return Strategy Fund and the Borrower is determined by Credit Suisse to be creditworthy.

When the Commodity Return Strategy Fund purchases Assignments from Lenders, the Commodity Return Strategy Fund will acquire direct rights against the Borrower on the Loan.  However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Commodity Return Strategy Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

There are risks involved in investing in Participations and Assignments.  The Commodity Return Strategy Fund may have difficulty disposing of them because there is no liquid market for such securities.  The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Commodity Return Strategy Fund’s ability to dispose of particular Participations or Assignments when necessary to meet the Commodity Return Strategy Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower.  The lack of a liquid market for Participations and Assignments also may make it more difficult for the Commodity Return Strategy Fund to assign a value to these securities for purposes of valuing the Commodity Return Strategy Fund’s portfolio and calculating its net asset value.

Foreign Investments

The Commodity Return Strategy Fund may invest without limit in U.S. dollar-denominated foreign securities and may invest up to 30% of its assets in non-U.S. dollar denominated securities.  Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are not typically associated with investing in U.S. issuers.  Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions.  The Commodity Return Strategy Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

Foreign Currency Exchange.  Since the Commodity Return Strategy Fund may invest in securities denominated in currencies other than the U.S. dollar, and since the Commodity Return Strategy Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Commodity Return Strategy Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar.  A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Commodity Return Strategy Fund assets denominated in that foreign currency.  Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Commodity Return Strategy Fund.  The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.  Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries.  Governmental intervention may also play a significant role.  National governments rarely voluntarily allow their currencies to float freely in response to economic forces.  Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.  The Commodity Return Strategy Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.  See “Currency Transactions” and “Futures Activities” above.

Information.  Many of the foreign securities held by the Commodity Return Strategy Fund will not be registered with, nor will the issuers thereof be subject to reporting requirements of, the SEC.  Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity.  Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

Political Instability.  With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Commodity Return Strategy Fund, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

Foreign Markets.  Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies.  Some countries have less-developed securities markets (and related transaction, registration and custody practices).  Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.  In addition to losses from such delays, less-developed securities markets could subject the Commodity Return Strategy Fund to losses from fraud, negligence or other actions.

Access.  Some countries may restrict the Commodity Return Strategy Fund’s access to investments or offer terms that are less advantageous than those for local investors.  This could limit the attractive investment opportunities available to the Commodity Return Strategy Fund.

Increased Expenses.  The operating expenses of the Commodity Return Strategy Fund, to the extent it invests in foreign securities, may be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Commodity Return Strategy Fund, such as the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, may be higher than those costs incurred by other investment companies not investing in foreign securities.  In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

Foreign Debt Securities.  The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries.  The relative performance of various countries’ fixed income markets historically has reflected wide variations relating to the unique characteristics of the country’s economy.  Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

The foreign government securities in which the Commodity Return Strategy Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries.  Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

Foreign government securities also include debt securities of “quasi-governmental agencies” and debt securities denominated in multinational currency units of an issuer (including supranational issuers).  Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government’s full faith and credit and general taxing powers.

Privatizations.  The Commodity Return Strategy Fund may invest in privatizations (i.e., foreign government programs of selling interests in government-owned or controlled enterprises).  The ability of U.S. entities, such as the Commodity Return Strategy Fund, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors.  There can be no assurance that privatization programs will be available or successful.

Depository Receipts.  Assets of the Commodity Return Strategy Fund may be invested in the securities of foreign issuers in the form of American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) and International Depository Receipts (“IDRs”).  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.  EDRs, which are sometimes referred to as Continental Depository Receipts (“CDRs”), are receipts issued in Europe and IDRs, which are sometimes referred to as Global Depository Receipts, are issued outside the U.S..  EDRs and IDRs are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities.  Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed for use in European securities markets and non-U.S. securities markets, respectively.  For purposes of the Commodity Return Strategy Fund’s investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent.  Thus, a depository receipt representing ownership of common stock will be treated as common stock.

ADRs are publicly traded on exchanges or over-the-counter in the U.S. and are issued through “sponsored” or “unsponsored” arrangements.  In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository’s transaction fees are paid directly by the ADR holders.  In addition, less information is available in the U.S. about an unsponsored ADR than about a sponsored ADR.

Municipal Obligations

Under normal circumstances, the Commodity Return Strategy Fund may invest in “Municipal Obligations.”  Municipal Obligations are debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities.

Municipal Obligations are issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.  Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from regular federal income tax.

The two principal types of Municipal Obligations, in terms of the source of payment of debt service on the bonds, consist of “general obligation” and “revenue” issues.  General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest.  Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.  Consequently, the credit quality of revenue bonds is usually directly related to the credit standing of the user of the facility involved.

There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.  The ratings of Moody’s and S&P represent their opinions as to the quality of Municipal Obligations.  It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield.  Subsequent to its purchase by the Commodity Return Strategy Fund, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Commodity Return Strategy Fund.  Credit Suisse will consider such an event in determining whether the Commodity Return Strategy Fund should continue to hold the obligation.  See Appendix B for further information concerning the ratings of Moody’s and S&P and their significance.

Among other instruments, the Commodity Return Strategy Fund may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short-term loans.  Such notes are issued with a short term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

Municipal Obligations are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes.  There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Obligations may be materially affected.

Bond Insurer Risk

The Commodity Return Strategy Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, the Adviser gives consideration both to the insurer and to the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security. To the extent the Commodity Return Strategy Fund holds insured municipal securities, a change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Commodity Return Strategy Fund’s portfolio may affect the value of the securities they insure, the Commodity Return Strategy Fund’s share price and Commodity Return Strategy Fund performance. The Commodity Return Strategy Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations. A downgrade of municipal bond insurers rated above investment grade would substantially limit the availability of insurance sought by municipal bond issuers, thereby reducing the supply of insured municipal securities.

Alternative Minimum Tax Bonds

The Commodity Return Strategy Fund may invest without limit in “Alternative Minimum Tax Bonds,” which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities.  While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate “alternative minimum tax.”  The alternative minimum tax is a special tax that applies to taxpayers who have certain adjustments or tax preference items.  Available returns on Alternative Minimum Tax Bonds acquired by the Commodity Return Strategy Fund may be lower than those from other Municipal Obligations acquired by the Commodity Return Strategy Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds.

Investment Grade Securities

The Commodity Return Strategy Fund may invest without limit in investment grade debt securities.  Investment grade bonds are rated in one of the four highest rating categories by Moody’s or S&P, or if unrated, are determined by Credit Suisse to be of comparable quality.  If a debt security receives different ratings from Moody’s, S&P, or another nationally recognized statistical rating organization, Credit Suisse will treat the debt security as being rated in the highest of the rating categories.  Moody’s considers debt securities rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated bonds.

Moody’s and S&P are private services that provide ratings of the credit quality of debt securities and certain other securities. A description of the ratings assigned to corporate bonds by Moody’s and S&P is included in Appendix B to this Statement of Additional Information.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a debt security’s value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a debt security’s rating. Subsequent to a security’s purchase by the Commodity Return Strategy Fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Commodity Return Strategy Fund.  Neither event will require the sale of such securities, although Credit Suisse will consider such event in its determination of whether the Commodity Return Strategy Fund should continue to hold the security.  Credit Suisse may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

Dollar Rolls

The Commodity Return Strategy Fund may enter into “dollar rolls,” in which the Commodity Return Strategy Fund sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date.  During the roll period, the Commodity Return Strategy Fund would forgo principal and interest paid on such securities.  The Commodity Return Strategy Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.  At the time the Commodity Return Strategy Fund enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained.  Dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

Dollar rolls involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Commodity Return Strategy Fund has sold but is obligated to repurchase.

Zero Coupon Securities

The Commodity Return Strategy Fund may invest without limit in “zero coupon” U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons.  A zero coupon security pays no interest to its holder prior to maturity.  Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest.  Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year.  Such accrued discount will be includible in determining the amount of dividends the Commodity Return Strategy Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Commodity Return Strategy Fund may liquidate portfolio securities at a time when it would not otherwise have done so.  See “Additional Information Concerning Taxes.”  At present, the U.S. Treasury and certain U.S. agencies issue stripped Government Securities.  In addition, a number of banks and brokerage firms have separated the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments.

Government Zero Coupon Securities

The Commodity Return Strategy Fund may invest in (i) Government Securities that have been stripped of their unmatured interest coupons, (ii) the coupons themselves and (iii) receipts or certificates representing interests in stripped Government Securities and coupons (collectively referred to as “Government zero coupon securities”).

Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers

Investing in securities of companies with continuous operations of less than three years (“unseasoned issuers”) may involve greater risks since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market in general.  Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Commodity Return Strategy Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices.  These companies may have limited product lines, markets or financial resources and may lack management depth.  In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies.  There is typically less publicly available information concerning these companies than for larger, more established ones.

Although investing in securities of unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.  Therefore, an investment in the Commodity Return Strategy Fund may involve a greater degree of risk than an investment in other mutual funds that seek total return by investing in more established, larger companies.

“Special Situation” Companies

“Special situation companies” are companies involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock.  If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly.  Credit Suisse believes, however, that if it analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, it may assist the Commodity Return Strategy Fund in achieving its investment objective.  There can be no assurance, however, that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated.

Variable and Floating Rate Securities and Master Demand Notes

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations.  The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations.  The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Commodity Return Strategy Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades.  The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate.  The interest rate on a floater resets periodically, typically every six months.  While, because of the interest rate reset feature, floaters provide the Commodity Return Strategy Fund with a certain degree of protection against rises in interest rates, the Commodity Return Strategy Fund will participate in any declines in interest rates as well.  A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The Commodity Return Strategy Fund may also invest in inverse floating rate debt instruments (“inverse floaters”).  The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.  An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

VRDNs are obligations issued by corporate or governmental entities which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days.  The interest rates are adjustable at intervals ranging from daily to up to every six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date.  The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

Master demand notes are notes which provide for a periodic adjustment in the interest rate paid (usually tied to the Treasury Bill auction rate) and permit daily changes in the principal amount borrowed.  While there may be no active secondary market with respect to a particular VRDN purchased by the Commodity Return Strategy Fund, the Commodity Return Strategy Fund may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party.  The absence of such an active secondary market, however, could make it difficult for the Commodity Return Strategy Fund to dispose of the VRDN involved in the event the issuer of the note defaulted on its payment obligations, and the Commodity Return Strategy Fund could, for this or other reasons, suffer a loss to the extent of the default.

Event-Linked Bonds

The Commodity Return Strategy Fund may invest in “event-linked bonds.”  Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon.  They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities.  If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Commodity Return Strategy Fund may lose a portion or all of its principal invested in the bond.  If no trigger event occurs, the Commodity Return Strategy Fund will recover its principal plus interest.  For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses.  Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred.  In addition to the specified trigger events, event-linked bonds may also expose the Commodity Return Strategy Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument.  As such, there is no significant trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop.  Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Commodity Return Strategy Fund may be forced to liquidate positions when it would not be advantageous to do so.  Event-linked bonds are typically rated, and the Commodity Return Strategy Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Commodity Return Strategy Fund.

Delayed Funding Loans and Revolving Credit Facilities

The Commodity Return Strategy Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities.  Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term.  A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility.  Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.  These commitments may have the effect of requiring the Commodity Return Strategy Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).  To the extent that the Commodity Return Strategy Fund is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by Credit Suisse in accordance with procedures established by the Board, in an amount sufficient to meet such commitments.

The Commodity Return Strategy Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of other portfolio investments.  Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments.  As a result, the Commodity Return Strategy Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Commodity Return Strategy Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Commodity Return Strategy Fund’s limitation on illiquid investments.  Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Commodity Return Strategy Fund’s investment restriction relating to the lending of funds or assets by the Commodity Return Strategy Fund.

To-Be-Announced Mortgage-Backed Securities

As with other delayed-delivery transactions, a seller agrees to issue a to-be-announced mortgage-backed security (a “TBA”) at a future date.  A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date.  However, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered.  Instead, the Commodity Return Strategy Fund agrees to accept any mortgage-backed security that meets specified terms.  Thus, the Commodity Return Strategy Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security.  TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Commodity Return Strategy Fund.  For a further description of mortgage-backed securities, see “Structured Securities - Mortgage-Backed Securities” above.

Stand-By Commitment Agreements

The Commodity Return Strategy Fund may invest in “stand-by commitments” with respect to securities held in its portfolio.  Under a stand-by commitment, a dealer agrees to purchase at the Commodity Return Strategy Fund’s option specified securities at a specified price.  The Commodity Return Strategy Fund’s right to exercise stand-by commitments is unconditional and unqualified.  Stand-by commitments acquired by the Commodity Return Strategy Fund may also be referred to as “put” options.  A stand-by commitment is not transferable by the Commodity Return Strategy Fund, although the Commodity Return Strategy Fund can sell the underlying securities to a third party at any time.

The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it.  When investing in stand-by commitments, the Commodity Return Strategy Fund will seek to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of Credit Suisse, present minimal credit risks.  In evaluating the creditworthiness of the issuer of a stand-by commitment, Credit Suisse will periodically review relevant financial information concerning the issuer’s assets, liabilities and contingent claims.  The Commodity Return Strategy Fund acquires stand-by commitments only in order to facilitate portfolio liquidity and does not expect to exercise its rights under stand-by commitments for trading purposes.

The amount payable to the Commodity Return Strategy Fund upon its exercise of a stand-by commitment is normally (i) the Commodity Return Strategy Fund’s acquisition cost of the securities (excluding any accrued interest which the Commodity Return Strategy Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Commodity Return Strategy Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

The Commodity Return Strategy Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration.  However, if necessary or advisable, the Commodity Return Strategy Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities).  The total amount paid in either manner for outstanding stand-by commitments held in the Commodity Return Strategy Fund’s portfolio will not exceed 1/2 of 1% of the value of the Commodity Return Strategy Fund’s total assets calculated immediately after each stand-by commitment is acquired.

The Commodity Return Strategy Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.  The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities.  Stand-by commitments acquired by the Commodity Return Strategy Fund would be valued at zero in determining net asset value.  Where the Commodity Return Strategy Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Commodity Return Strategy Fund.

The Commodity Return Strategy Fund will at all times maintain a segregated account with its custodian consisting of cash or liquid securities in an aggregate amount equal to the purchase price of the securities underlying the commitment.  The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of the purchase price.  The Commodity Return Strategy Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

The Internal Revenue Service (“IRS”) has issued a revenue ruling to the effect that a registered investment company will be treated for federal income tax purposes as the owner of the Municipal Obligations acquired subject to a stand-by commitment and the interest on the Municipal Obligations will be tax-exempt to the Commodity Return Strategy Fund.

REITs

The Commodity Return Strategy Fund may invest in real estate investment trusts (“REITs”), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests.  Like regulated investment companies such as the Commodity Return Strategy Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code.  When the Commodity Return Strategy Fund invests in a REIT, it will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Commodity Return Strategy Fund.

Investing in REITs involves certain risks.  A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT.  REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects.  REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act.  REITs are also subject to interest rate risks.

Borrowing

The Commodity Return Strategy Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities.  Investments (including roll-overs) will not be made when borrowings exceed 5% of the Fund’s net assets.  Although the principal of such borrowings will be fixed, the Commodity Return Strategy Fund’s assets may change in value during the time the borrowing is outstanding.  The Commodity Return Strategy Fund expects that some of its borrowings may be made on a secured basis.  In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable sub-custodian, which may include the lender.

Non-Diversified Status

The Commodity Return Strategy Fund is classified as non-diversified within the meaning of the 1940 Act, which means that it is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer.  As a non-diversified investment company, the Commodity Return Strategy Fund may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities.  To the extent that the Commodity Return Strategy Fund assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers.

The Commodity Return Strategy Fund’s investments will be limited, however, in order to qualify as a “regulated investment company” for purposes of the Code.  See “Additional Information Concerning Taxes.”  To qualify, the Commodity Return Strategy Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Commodity Return Strategy Fund will not own more than 10% of the outstanding voting securities of a single issuer.

Investments in the Subsidiary

The Commodity Return Strategy Fund will invest up to 25% of its total assets in the shares of its wholly-owned and controlled Subsidiary.  Investments in the Subsidiary are expected to provide the Commodity Return Strategy Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent IRS revenue rulings, as discussed below under “Additional Information Concerning Taxes—Special Tax Considerations—Tax Treatment of Swaps and Structured Notes.”  The Subsidiary is advised by Credit Suisse, and has the same investment objective as the Commodity Return Strategy Fund. The Subsidiary (unlike the Commodity Return Strategy Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on them. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Commodity Return Strategy Fund, including the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary.  The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Commodity Return Strategy Fund.  The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Commodity Return Strategy Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.

The Subsidiary invests primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. Although the Commodity Return Strategy Fund may enter into these commodity-linked derivative instruments directly, the Commodity Return Strategy Fund will likely gain exposure to these derivative instruments indirectly by investing in the Subsidiary. To the extent that Credit Suisse believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity index-linked notes, the Commodity Return Strategy Fund’s investment in the Subsidiary will likely increase. The Subsidiary will also invest in fixed income instruments, some of which are intended to serve as margin or collateral for the Subsidiary’s derivatives position.

The derivative instruments in which the Commodity Return Strategy Fund and the Subsidiary primarily intend to invest are instruments linked to certain commodity indices. Additionally, the Commodity Return Strategy Fund or the Subsidiary may invest in derivative instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts, including swaps on commodity futures. The Commodity Return Strategy Fund’s or the Subsidiary’s investments in commodity-linked derivative instruments may specify exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the Commodity Return Strategy Fund’s portfolio may deviate from the returns of any particular commodity index. The Commodity Return Strategy Fund or the Subsidiary may also over-weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that the Commodity Return Strategy Fund has greater or lesser exposure to that index than the value of the Commodity Return Strategy Fund’s net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Such deviations will frequently be the result of temporary market fluctuations, and under normal circumstances the Commodity Return Strategy Fund will seek to maintain net notional exposure to one or more commodity indices within 5% (plus or minus) of the value of the Commodity Return Strategy Fund’s net assets. The portion of the Commodity Return Strategy Fund’s or Subsidiary’s assets exposed to any particular commodity or commodity sector will vary based on market conditions, but from time to time the portion could be substantial. To the extent that the Commodity Return Strategy Fund invests in the Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities discussed above.

The Subsidiary has an investment management agreement with Credit Suisse pursuant to which Credit Suisse manages the assets of the Subsidiary, but receives no additional compensation for doing so.  The Subsidiary also has entered into a co-administration agreement with Credit Suisse Asset Management Securities, Inc. (“CSAMSI”), an affiliate of Credit Suisse, pursuant to which CSAMSI provides certain administrative services for the Subsidiary, but receives no additional compensation for doing so.  The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and accounting agent services with the same or with affiliates of the same service providers that provide those services to the Commodity Return Strategy Fund.

The financial statements of the Subsidiary are included in the Commodity Return Strategy Fund’s annual and semi-annual reports (which include the Subsidiary’s full audited financial statements and unaudited financial statements, respectively) provided to Commodity Return Strategy Fund shareholders.  Copies of the reports are provided without charge upon request as indicated on the front cover of this Statement of Additional Information.

The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in the Prospectus or this Statement of Additional Information, is not subject to all the investor protections of the 1940 Act.  However, the Commodity Return Strategy Fund wholly owns and controls the Subsidiary, and the Commodity Return Strategy Fund and the Subsidiary are both managed by Credit Suisse, making it unlikely that the Subsidiary will take action contrary to the interests of the Commodity Return Strategy Fund and its shareholders. The Commodity Return Strategy Fund’s Board has oversight responsibility for the investment activities of the Commodity Return Strategy Fund, including its investment in the Subsidiary, and the Commodity Return Strategy Fund’s role as sole shareholder of the Subsidiary. As noted above, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Commodity Return Strategy Fund.  In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Commodity Return Strategy Fund and/or the Subsidiary to operate as described in the Prospectus and the Statement of Additional Information and could adversely affect the Commodity Return Strategy Fund.  For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Commodity Return Strategy Fund shareholders would likely suffer decreased investment returns.

The Dow Jones-UBS Commodity Index Total Return

The Commodity Return Strategy Fund intends to gain exposure to commodities markets by investing in the Subsidiary and commodity linked derivative instruments linked to the Dow Jones-UBS Commodity Index Total Return, other commodity indices or the value of a particular commodity or commodity futures contract or subset of commodities or commodity futures contracts.  The Index is a broadly diversified futures index composed of futures contracts on 19 physical commodities.  The Index is composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange.  Unlike equities, which entitle the holder to a continuing stake in a corporation, commodity futures contracts specify a delivery date for the underlying physical commodity. In order to avoid delivery and maintain a long futures position, nearby contracts must be sold and contracts that have not yet reached the delivery period must be purchased.  This process is known as “rolling” a futures position, and the Index is a “rolling index”.

The Index is designed to be a liquid benchmark for commodity investment, and is weighted using dollar-adjusted liquidity and production data.  The Index relies on data that is internal to the futures markets (liquidity) and external to the futures markets (production) in determining relative weightings.  To determine its component weightings, the Index relies primarily on liquidity data, or the relative amount of trading activity of a particular commodity.  Liquidity is an important indicator of the value placed on a commodity by financial and physical market participants.  The Index also relies to a lesser extent on dollar-adjusted production data.  Production data, although a useful measure of economic importance, may underestimate the economic significance of storable commodities (e.g., gold) at the expense of relatively non-storable commodities (e.g., live cattle).  Production data alone also may underestimate the investment value that financial market participants place on certain commodities.  All data used in both the liquidity and production calculations is averaged over a five-year period.

The Index is designed to provide diversified exposure to commodities as an asset class, rather than being driven by micro-economic events affecting one commodity market or sector; this approach may provide relatively low levels of volatility, although this cannot be guaranteed.

To ensure that no single commodity or commodity sector dominates the Index, the Index relies on several diversification rules. Among these rules are the following:

•                  No related group of commodities (e.g., energy, precious metals, livestock and grains) may constitute more than 33% of the Index.

•                  No single commodity may constitute less than 2% of the Index.

These diversification rules are applied annually to the Index, when the Index is reweighted and rebalanced on a price-percentage basis.  Reweighting means that, in general, the Index may reallocate out of commodities that have appreciated in value and into commodities that have underperformed.

The Commodity Return Strategy Fund is not sponsored, endorsed, sold or promoted by Dow Jones & Company, Inc. (“Dow Jones”), UBS AG (“UBS”) or any of their subsidiaries or affiliates.  None of Dow Jones, UBS or any of their subsidiaries or affiliates makes any representation or warranty, express or implied, to the owners of or investors in the Commodity Return Strategy Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Commodity Return Strategy Fund particularly.

Floating Rate High Income Fund

The following are additional strategies and investments in which the Floating Rate High Income Fund may engage or invest.

Senior Loans

Senior secured floating rate loans (“Senior Loans”) are loans and loan participations (collectively, “Loans”) that are senior secured floating rate Loans.  Senior Loans are made to corporations and other non-governmental entities and issuers.  Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower.  The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes.  Senior Loans typically have rates of interest that are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread.  Base lending rates in common usage today are primarily the London Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major U.S. banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

The risks associated with Senior Loans of below investment grade quality are similar to the risks of bonds rated below investment grade, although Senior Loans are typically senior and secured in contrast to bonds rated below investment grade, which are generally subordinated and unsecured.  Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization.  In addition, because their interest payments are adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than below-investment-grade rated bonds.  The Floating Rate High Income Fund’s investments in Senior Loans are expected to typically be below investment grade, which are considered speculative because of the credit risk of their issuers.  Such companies are more likely to default on their payments of interest and principal owed to the Floating Rate High Income Fund, and such defaults could reduce the Floating Rate High Income Fund’s net asset value and income distributions.  An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs.  Moreover, any specific collateral used to secure a Loan may decline in value or become illiquid, which would adversely affect the Loan’s value.

Like other debt instruments, Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Floating Rate High Income Fund, a reduction in the value of the investment and a potential decrease in the net asset value per share of the Floating Rate High Income Fund.  There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.  Senior Loans are also subject to heightened prepayment risk, as they usually have mandatory and optional prepayment provisions.  In the event of bankruptcy of a borrower, the Floating Rate High Income Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan.  The collateral securing a Senior Loan may lose all or substantially all of its value in the event of bankruptcy of a borrower.  In the event of default, the fund may have difficulty collecting on any collateral.  Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the borrower.  Due to the above factors, a collateralized Senior Loan may not be fully collateralized and may decline significantly in value.  If interest were required to be refunded, it could negatively affect the Floating Rate High Income Fund’s performance.

The Floating Rate High Income Fund may purchase and retain in its portfolio Senior Loans where the borrowers have experienced, or may be perceived to be likely to experience, credit problems, including default, involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Floating Rate High Income Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan

Senior Loans in which the Floating Rate High Income Fund will invest may not be rated by a nationally recognized statistical ratings organization (“NRSRO”), may not be registered with the SEC or any state securities commission, and may not be listed on any national securities exchange.  The amount of public information available with respect to Senior Loans may be less extensive than available for registered or exchange-listed securities. In evaluating the creditworthiness of borrowers, Credit Suisse will consider, and may rely in part, on analyses performed by others.

Borrowers may have outstanding debt obligations that are rated below investment grade by a NRSRO.  Most of the Senior Loans held by the Floating Rate High Income Fund will have been assigned ratings below investment grade by a NRSRO.  In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality.  The Floating Rate High Income Fund will rely on the judgment, analysis and experience of Credit Suisse in evaluating the creditworthiness of a borrower.  In this evaluation, Credit Suisse will take into consideration, among other things, the borrower’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the borrower’s management and regulatory matters.

No active trading market may exist for some Senior Loans and some Senior Loans may be subject to restrictions on resale.  Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a decline in the Floating Rate High Income Fund’s net asset value.  During periods of limited demand and liquidity for Senior Loans, the Floating Rate High Income Fund’s net asset value may be adversely affected.

Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of Senior Loans (due to the fact that floating rates on Senior Loans only reset periodically), the value of Senior Loans tends to be substantially less sensitive to changes in market interest rates than fixed-rate instruments.  Nevertheless, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and an associated decline in the Floating Rate High Income Fund’s net asset value.

Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain investments or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Floating Rate High Income Fund’s net asset value.

The Floating Rate High Income Fund may purchase Senior Loans by assignment from a participant in the original syndicate of lenders or from subsequent assignees of such interests, or can buy a participation in a loan.  The Floating Rate High Income Fund may also purchase participations in the original syndicate making Senior Loans.  Loan participations typically represent indirect participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.  When purchasing loan participations, the Floating Rate High Income Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.  The Floating Rate High Income Fund will acquire participations only if the lender interpositioned between the Floating Rate High Income Fund and the borrower is determined by Credit Suisse to be creditworthy.  In circumstances where the fund is a participant in a loan, it does not have any direct claim on the loan or any rights of set-off against the borrower and may not benefit directly from any collateral supporting the loan.  In these situations, the fund is subject to the credit risk of both the borrower and the lender that is selling the participation.  In the event of the insolvency of the lender selling a participation, the fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Floating Rate High Income Fund’s net asset value per share to fall.  The frequency and magnitude of such changes cannot be predicted.

Loans and other debt instruments are also subject to the risk of price declines due to increases in prevailing interest rates, although floating-rate debt instruments are less exposed to this risk than fixed-rate debt instruments.  Interest rate changes may also increase prepayments of debt obligations and require the Floating Rate High Income Fund to invest assets at lower yields.  No active trading market may exist for certain Loans, which may impair the ability of the Floating Rate High Income Fund to realize full value in the event of the need to liquidate such assets.

Adverse market conditions may impair the liquidity of some actively traded Loans.

Second Lien and Other Secured Loans

“Second Lien Loans” are “second lien” secured floating rate Loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes.  Second Lien Loans are second in right of payment to one or more Senior Loans of the related borrower.  Second Lien Loans typically are secured by a second priority security interest or lien to or on specified collateral securing the borrower’s obligation under the Loan and typically have similar protections and rights as Senior Loans.  Second Lien Loans are not (and by their terms cannot) become subordinated in right of payment to any obligation of the related borrower other than Senior Loans of such borrower.  Second Lien Loans, like Senior Loans, typically have adjustable floating rate interest payments.  Because Second Lien Loans are second to Senior Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk.

The Floating Rate High Income Fund may also invest in secured Loans other than Senior Loans and Second Lien Loans.  Such secured Loans are made by public and private corporations and other non-governmental entities and issuers for a variety of purposes, and may rank lower in right of payment to one or more Senior Loans and Second Lien Loans of the borrower.  Such secured Loans typically are secured by a lower priority security interest or lien to or on specified collateral securing the borrower’s obligation under the Loan, and typically have more subordinated protections and rights than Senior Loans and Second Lien Loans.  Secured Loans may become subordinated in right of payment to more senior obligations of the borrower issued in the future.  Such secured Loans may have fixed or adjustable floating rate interest payments.  Because other secured Loans rank in payment order behind Senior Loans and Second Lien Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk.

Second Lien Loans and other secured Loans generally are of below investment grade quality.  Other than their subordinated status, Second Lien Loans and other secured Loans have many characteristics similar to Senior Loans discussed above.  As in the case of Senior Loans, the Floating Rate High Income Fund may purchase interests in Second Lien Loans and other secured Loans through assignments or participations.

Second Lien Loans and other secured Loans are subject to the same risks associated with investment in Senior Loans and bonds rated below investment grade. However, because Second Lien Loans are second in right of payment to one or more Senior Loans of the related borrower, and other secured Loans rank lower in right of payment to Second Lien Loans, they are subject to the additional risk that the cash flow of the borrower and any property securing the Loan may be insufficient to meet scheduled payments after giving effect to the more senior secured obligations of the borrower.  Second Lien Loans and other secured Loans also are expected to have greater price volatility than Senior Loans and may be less liquid.  There also is a possibility that originators will not be able to sell participations in Second Lien Loans and other secured Loans, which would create greater credit risk exposure.

Distressed Securities

As a component of the Floating Rate High Income Fund’s investment in “junk bonds,” the Floating Rate High Income Fund may invest up to 20% of its total assets in distressed securities.  Investment in distressed securities is speculative and involves significant risk.  Distressed securities frequently do not produce income while they are outstanding and may require the Floating Rate High Income Fund to bear certain extraordinary expenses in order to protect and recover its investment.  Therefore, to the extent the Floating Rate High Income Fund pursues its secondary objective of capital appreciation through investment in distressed securities, the Floating Rate High Income Fund’s ability to achieve current income for shareholders may be diminished.

Non-U.S. Securities

The Floating Rate High Income Fund may invest up to 30% of its total assets in securities of non-U.S. issuers or that are denominated in various foreign currencies and multinational foreign currency units. Investing in securities of non-U.S. issuers and securities denominated in foreign currencies involves certain risks not involved in domestic investments, including, but not limited to, fluctuations in foreign exchange rates, future foreign political and economic developments, different legal and accounting systems and the possible imposition of exchange controls or other foreign governmental laws or restrictions.  Securities prices in different countries are subject to different economic, financial, political and social factors.  In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, difficulty in obtaining or enforcing a court judgment, economic, political or social instability or diplomatic developments that could affect investments in those countries.  Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.  Certain non-U.S. investments also may be subject to foreign withholding taxes.  These risks often are heightened for investments in smaller, emerging capital markets.

As a result of these potential risks, the Floating Rate High Income Fund’s Adviser may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country.  The Floating Rate High Income Fund may invest in countries in which foreign investors, including the Adviser, have had no or limited prior experience.

Temporary Defensive Strategies

The Floating Rate High Income Fund reserves the right, when the Adviser determines it appropriate, to invest in investment grade short-term fixed income securities and other investment grade debt securities, enter into repurchase agreements and hold cash for temporary defensive purposes.

Borrowing

The Fund may borrow to the extent permitted by the 1940 Act.  Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding.  The Fund expects that some of its borrowings may be made on a secured basis.  In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

INVESTMENT RESTRICTIONS

Commodity Return Strategy Fund

The investment limitations numbered 1 through 7 may not be changed without the affirmative vote of the holders of a majority of the Commodity Return Strategy Fund’s outstanding shares.  Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares.  Except as set forth in the Prospectus and this Statement of Additional Information, all other investment policies or practices are considered by the Commodity Return Strategy Fund not to be fundamental and accordingly may be changed without shareholder approval.  Investment limitations 8 through 10 may be changed by a vote of the Fund’s Board at any time.  If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

The Commodity Return Strategy Fund may not:

1.  Borrow money except to the extent permitted under the 1940 Act.

2.  Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that (a) there shall be no limit on the purchase of U.S. government securities; (b) 25% or more of the Fund’s assets may be indirectly exposed to industries in commodity sectors of an index; and (c) the Fund may invest more than 25% of its total assets in instruments (such as structured notes) issued by companies in the financial services sectors (which includes the banking, brokerage and insurance industries).

3.  Make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act.

4.  Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting.

5.  Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts.

6.  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.  This restriction shall not prevent the Fund from purchasing or selling commodity-linked derivative instruments, including but not limited to swap agreements and commodity-linked structured notes, options and futures contracts with respect to indices or individual commodities, or from investing in securities or other instruments backed by physical commodities or by indices.

7.  Issue any senior security except as permitted in these Investment Restrictions.

8.  Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, options on futures contracts, swaps and other derivative instruments.

9.  Invest more than 15% of the value of the Fund’s net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations.  For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days, (b) VRDNs and master demand notes providing for settlement upon more than seven days notice by the Fund and (c) time deposits maturing in more than seven calendar days shall be considered illiquid securities.

10.  Make additional investments (including roll-overs) if the Fund’s borrowings exceed 5% of its net assets.

If a percentage restriction (other than the percentage limitation set forth in No. 1 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund’s assets will not constitute a violation of such restriction.

The Subsidiary will follow the Commodity Return Strategy Fund’s fundamental and non-fundamental investment restrictions, described above, with respect to its investments.

Floating Rate High Income Fund

The following fundamental investment restrictions are applicable to the Floating Rate High Income Fund and may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares.  Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.  Except as set forth in the Prospectus and this Statement of Additional Information, all other investment policies or practices are considered by the Floating Rate High Income Fund not to be fundamental and accordingly may be changed without shareholder approval.  If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

These fundamental restrictions provide that the Floating Rate High Income Fund may not:

1.             Invest 25% or more of the value of its total assets in any one industry, other than the United States Government, or any of its agencies or instrumentalities, provided that, for purposes of this policy, consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries;

2.             Issue senior securities, except as permitted under the 1940 Act;

3.             Make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act;

4.             Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter;

5.             Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts;

6.             Purchase or sell commodities or commodities contracts except for purposes, and only to the extent, permitted by applicable law without the Fund becoming subject to registration with the Commodity Futures Trading Commission as a commodity pool; or

7.  Borrow money, except to the extent permitted under the 1940 Act.

PORTFOLIO VALUATION

The net asset value (“NAV”) of each class of each Fund is determined daily as of the close of regular trading (normally 4 p.m. eastern time) on the New York Stock Exchange, Inc. (the “NYSE”) on each day the NYSE is open for business.  As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Please see the Prospectus for a description of the procedures used by each Fund in valuing its assets.

Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading).  In addition, securities trading in a particular country or countries may not take place on all business days in New York.  Furthermore, trading takes place in various foreign markets on days that are not business days in New York and days on which a Fund’s net asset value is not calculated.  As a result, calculation of a Fund’s net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.  All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a pricing service approved by the Board at the close of the London Stock Exchange.  If such quotations are not available, the rate of exchange will be determined in good faith by or under the direction of the Board.

PORTFOLIO TRANSACTIONS

Credit Suisse is responsible for establishing, reviewing and, where necessary, modifying a Fund’s investment program to achieve its investment objectives.  Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal.  Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained.  The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer’s mark-up or mark-down.  Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions.  On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.  On most foreign exchanges, commissions are generally fixed.  There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up.  U.S. Government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.  No brokerage commissions are typically paid on purchases and sales of U.S. government securities.

Credit Suisse will select portfolio investments and effect transactions for each Fund.  In selecting broker-dealers, Credit Suisse does business exclusively with those broker-dealers that, in its judgment, can be expected to provide the best service.  The service has two main aspects:  the execution of buy and sell orders and the provision of research.  In negotiating commissions with broker-dealers, Credit Suisse will pay no more for execution and research services than it considers either, or both together, to be worth.  The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold.  The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time.  Commissions for the combination of execution and research services that meet Credit Suisse’s standards may be higher than for execution services alone or for services that fall below Credit Suisse’s standards.  Credit Suisse believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed.  Further, Credit Suisse will receive brokerage or research services only in connection with securities transactions that are consistent with the “safe harbor” provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions.  Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services.  For the fiscal year ended October 31, 2011, the Funds did not pay any brokerage commissions to brokers and dealers who provided research services.  Research received from brokers or dealers is supplemental to the Credit Suisse’s own research program.

The Commodity Return Strategy Fund did not pay any commissions to broker-dealers for execution of portfolio transactions during the fiscal years ended October 31, 2009, 2010 and 2011, respectively.  For the 2009, 2010 and 2011 fiscal years, the Floating Rate High Income Fund paid $56, $399 and $1,220, respectively, in brokerage commissions.

All orders for transactions in securities or options on behalf of the Funds are placed by Credit Suisse with broker-dealers that it selects, including CSAMSI, the Funds’ distributor and an affiliate of Credit Suisse, and affiliates of Credit Suisse Group AG.  The Funds may utilize CSAMSI or affiliates of Credit Suisse Group AG in connection with a purchase or sale of securities when Credit Suisse believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by each Board.

The Funds did not pay any commissions to affiliated broker-dealers during the fiscal years ended October 31, 2009, 2010 and 2011, respectively.

Investment decisions for the Funds concerning specific portfolio securities are made independently from those for other clients advised by Credit Suisse.  Such other investment clients may invest in the same securities as the Funds.  When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which Credit Suisse believes to be equitable to each client, including the Funds.  In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold for the Fund.  To the extent permitted by law, Credit Suisse may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

In no instance will portfolio securities be purchased from or sold to Credit Suisse, CSAMSI, Credit Suisse Securities (USA) LLC, an affiliate of Credit Suisse, or any other affiliated person of such companies, except as permitted by SEC exemptive order or by applicable law.  In addition, the Funds will not give preference to any institutions with which the Funds enter into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

Transactions for the Funds may be effected on foreign securities exchanges.  In transactions for securities not actively traded on a foreign securities exchange, the Funds will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere.  Such dealers usually are acting as principal for their own account.  On occasion, securities may be purchased directly from the issuer.  Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions.  Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

A Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund’s portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group.  A Fund will engage in this practice, however, only when Credit Suisse, in its sole discretion, believes such practice to be otherwise in the Fund’s interest.

The Subsidiary follows the same brokerage practices as does the Commodity Return Strategy Fund.

As of October 31, 2011, the Commodity Return Strategy Fund held the following securities of its regular brokers or dealers:

Name of Security	Aggregate Value of the Holdings

State Street Bank and Trust Company Euro Time Deposit	$107,041,000

As of October 31, 2011, the Floating Rate High Income Fund held the following securities of its regular brokers or dealers.

Name of Security	Aggregate Value of Holdings

State Street Bank and Trust Company Euro Time Deposit	$36,986,000

State Street Navigator Prime Portfolio	$3,820,266

PORTFOLIO TURNOVER

Each Fund does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities.  Each Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities.  Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

Certain practices that may be employed by the Commodity Return Strategy Fund could result in high portfolio turnover.  For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold.  In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Credit Suisse believes to be a temporary disparity in the normal yield relationship between the two securities.  These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities.  In addition, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold.  To the extent that its portfolio is traded for the short-term, the Commodity Return Strategy Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer’s security instead of long-term investments based on fundamental valuation of securities.  Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held.  Consequently, the annual portfolio turnover rate of the Commodity Return Strategy Fund may be higher than mutual funds having a similar objective that do not utilize these strategies.

It is not possible to predict the Funds’ portfolio turnover rates.  High portfolio turnover rates (100% or more) may result in higher brokerage commissions, higher dealer markups or underwriting commissions as well as other transaction costs.  In addition, gains realized from portfolio turnover may be taxable to shareholders.

For the fiscal years ended October 31, 2010 and 2011, the Commodity Return Strategy Fund’s turnover rates were 104% and 165%, respectively.  For the fiscal years ended October 31, 2010 and October 31, 2011, the portfolio turnover rates for the Floating Rate High Income Fund were 88% and 144%, respectively.

MANAGEMENT OF THE FUND

Officers and Boards of Trustees

The business and affairs of the Commodity Return Strategy Fund are managed by the Board of Trustees of Commodity Return Strategy Fund and the business and affairs of the Floating Rate High Income Fund are managed by the Board of Trustees of Credit Suisse Opportunity Funds (together with the Board of Trustees of Commodity Return Strategy Fund, the “Boards” and each, a “Board”), each in accordance with the laws of the State of Delaware.  The applicable Board approves all significant agreements between its Fund and the companies that furnish services to the Fund, including agreements with the Fund’s investment adviser, custodian and transfer agent.  Each Board elects officers who are responsible for the day-to-day operations of the relevant Fund and who execute policies authorized by the Board.

The names and years of birth of the Trustees and officers of each of Credit Suisse Commodity Return Strategy Fund and Credit Suisse Opportunity Funds (together, the “Trusts” and each, a “Trust”), their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Name, Address and Year of Birth	Position(s) Held with Trusts	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Independent Trustees

Enrique R. Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 Year of Birth: 1941	Trustee, Nominating Committee Member and Audit Committee Chairman	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	6

Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of Mirae Asset Discovery Funds (8 open-end portfolios); Director of The Adams Express Company, Petroleum and Resources Corporation, Aberdeen Chile Fund,

(1)                                  Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

(2)                                  The Credit Suisse Fund Complex consists of the Trusts and their series, as applicable, Credit Suisse Trust, Credit Suisse High Yield Bond Fund and Credit Suisse Asset Management Income Fund, Inc.

Name, Address and Year of Birth	Position(s) Held with Trusts	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Aberdeen Asia-Pacific Income Investment Company Limited (a Canadian closed-end fund); Director of Starcomms PLC. (telecommunications company) from 2008 to 2011

Jeffrey E. Garten c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 Year of Birth: 1946	Trustee, Nominating and Audit Committee Member	Since 2001	The Juan Trippe Professor in the Practice of International Trade, Finance and Business, Yale School of Management, from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005.	4

Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Director of Alcan (aluminum production) in 2007; Member of Standard & Poor’s Board of Managers (credit rating agency)

Peter F. Krogh c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 Year of Birth: 1937	Trustee, Nominating and Audit Committee Member	Since 2001	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown	4	Director of Carlisle Companies Incorporated (diversified manufacturing company) from 1995 to 2009

Name, Address and Year of Birth	Position(s) Held with Trusts	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
			University from June 1995 to June 2009.

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue, 29th Fl. New York, New York 10022 Year of Birth: 1948	Chairman of the Board of Trustees, Nominating Committee Chairman and Audit Committee Member	Trustee Since 2001 and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	6

Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company); Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company)

Name, Address and Year of Birth	Position(s) Held with Trusts	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

John G. Popp Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1956	Chief Executive Officer and President	Since 2010

Managing Director of Credit Suisse; Group Manager and Senior Portfolio Manager for Performing Credit Strategies; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds

Name, Address and Year of Birth	Position(s) Held with Trusts	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1959	Chief Financial Officer	Since 2001	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds

Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1966	Chief Compliance Officer	Since 2001

Managing Director and Global Head of Compliance of Credit Suisse since January 2010; Director and Global Head of Compliance of Credit Suisse from January 2005 to December 2009; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds

Roger Machlis Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1961	Chief Legal Officer	Since 2010	Managing Director and General Counsel for Credit Suisse; Associated with Credit Suisse Group AG since 1997; Officer of other Credit Suisse Funds.

Karen Regan Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1963	Secretary and Vice President	Since 2010	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds

Cecilia Chau Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1973	Treasurer	Since 2008

Vice President of Credit Suisse since 2009; Assistant Vice President of Credit Suisse from June 2007 to December 2008; Associated with Alliance Bernstein L.P. from January 2007 to May 2007; Associated with Credit Suisse from August 2000 to December 2006; Officer of other Credit Suisse Funds

Each Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, Credit Suisse, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his duties effectively may have been attained through the Trustee’s business, consulting, public service and/or academic positions; experience from service as a board member of the Funds and the other funds in the Fund Complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that support the conclusion that each person should serve as a Trustee.

Enrique R. Arzac.  Mr. Arzac has been a Trustee since 2005, and Chairman of the Audit Committee since 2005, of all of the open-end Credit Suisse Funds in the Fund Complex. In addition, he has over 40 years of business and consulting experience in the areas of finance, trade and economics and academic experience as a professor of finance and economics. Mr. Arzac also currently serves on the boards of directors of other registered investment companies, including closed-end funds in the Fund Complex, and on the board of directors of an investment management and investment advisory services company.

Jeffrey E. Garten.  Mr. Garten has been a Trustee since 1998 (except for part of 2000) of all of the open-end Credit Suisse Funds in the Fund Complex. In addition, he has over 38 years of executive, business and academic experience in the areas of international trade and finance and business management.

Peter F. Krogh.  Mr. Krogh has been a Trustee since 2001 of all of the open-end Credit Suisse Funds in the Fund Complex. Previously, he served as a Trustee of the Winthrop Focus Funds and the DeVegh Funds. For fourteen years, he served as a director of a diversified manufacturing company, serving as chairman of the pension and benefits committee. He has over forty years of management and academic experience in the field of foreign affairs.

Steven N. Rappaport.  Mr. Rappaport has been a Trustee since 1999, Chairman of the Board of Trustees since 2005, and Chairman of the Nominating Committee since 2005, of all of the open-end Credit Suisse Funds in the Fund Complex. In addition, he has over 40 years of business experience in the financial services industry. Mr. Rappaport also serves on the boards of directors of other registered investment companies, including closed-end funds in the Fund Complex.

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above.

Ownership in Securities of the Funds and Fund Complex

As reported to the Fund, the information in the following table reflects beneficial ownership by the Trustees of certain securities as of December 31, 2011.

Name of Trustee	Dollar Range of Equity Securities in the Commodity Strategy Return Fund*(1)	Dollar Range of Equity Securities in the Floating Rate High Income Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*(1)
Independent Trustees
Enrique R. Arzac	A	D	E

(1)                                  Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

Name of Trustee	Dollar Range of Equity Securities in the Commodity Strategy Return Fund*(1)	Dollar Range of Equity Securities in the Floating Rate High Income Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*(1)
Jeffrey E. Garten	B	B	B
Peter F. Krogh	D	A	D
Steven N. Rappaport	C	B	E

* Key to Dollar Ranges:

A.     None

B.      $1 - $10,000

C.      $10,001 - $50,000

D.      $50,001 - $100,000

E.      Over $100,000

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of each Fund rests with the applicable Board. Each Fund has engaged Credit Suisse to manage the Fund on a day-to day basis. The applicable Board is responsible for overseeing Credit Suisse and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Fund’s charter. Each Board is currently composed of four members, each of whom is a Trustee, who is not an “interested person” of the Fund as defined in the 1940 Act (“Independent Trustee”).  Each Board meets in-person at regularly scheduled quarterly meetings each year. In addition, each Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, each Board has established a Nominating Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees also have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Each Board has appointed Steven N. Rappaport, an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with Credit Suisse, other service providers, counsel and other Trustees generally between meetings. The Chairman serves as a key point person for dealings between management and the Trustees. The Chairman also may perform such other functions as may be delegated by the Board from time to time. Each Board reviews matters related to its leadership structure annually. Each Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of each Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to- day risk management functions are subsumed within the responsibilities of Credit Suisse and other service providers (depending on the nature of the risk), which carry out the Funds’ investment management and business affairs. Credit Suisse and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of Credit Suisse and other service providers have their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. Each Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, each Board interacts with and reviews reports from, among others, Credit Suisse, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Fund and applicable risk controls. Each Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees and Meetings of Trustees

Each Fund has an Audit Committee and a Nominating Committee.  The members of the Audit Committee and the Nominating Committee consist of all the Independent Trustees, namely Messrs. Arzac, Garten, Krogh and Rappaport.

In accordance with its written charter adopted by its Board, each Audit Committee (a) assists Board oversight of the integrity of the Fund’s financial statements, the independent registered public accounting firm’s qualifications and independence, the Fund’s compliance with legal and regulatory requirements and the performance of the Fund’s independent registered public accounting firm; (b) prepares an audit committee report, if required by the SEC, to be included in the Fund’s annual proxy statement, if any; (c) oversees the scope of the annual audit of the Fund’s financial statements, the quality and objectivity of the Fund’s financial statements, the Fund’s accounting and financial reporting policies and its internal controls; (d) determines the selection, appointment, retention and termination of the Fund’s independent registered public accounting firm, as well as approving the compensation thereof; (e) pre-approves all audit and non-audit services provided to the Fund and certain other persons by such independent registered public accounting firm; and (f) acts as a liaison between the Fund’s independent registered public accounting firm and the full Board.  The Audit Committee of the Board of Trustees of Commodity Return Strategy Fund met six times during the fiscal year ended October 31, 2011 and the Audit Committee of the Board of Trustees of Credit Suisse Opportunity Funds met five times during the fiscal year ended October 31, 2011.

In accordance with its written charter adopted by its Board, each Nominating Committee recommends to the Board persons to be nominated by the Board for election at the Fund’s meetings of shareholders, special or annual, if any, or to fill any vacancy on the Board that may arise between shareholder meetings. Each Nominating Committee also makes recommendations with regard to the tenure of Board members and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether such structure is operating effectively.  The Nominating Committee of each Board met twice during the fiscal year ended October 31, 2011.

Each Nominating Committee will consider for nomination to the Board candidates submitted by the Fund’s shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Fund’s Secretary, c/o Credit Suisse Asset Management, LLC, One Madison Avenue, New York, NY 10010. Any submission should include at a minimum the following information: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an “interested person” of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the Committee’s discretion, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of trustees in an election contest (even if an election contest is not involved) or is otherwise required pursuant to the rules for proxy materials under the Securities Exchange Act of 1934. If the Fund is holding a shareholder meeting, any such submission, in order to be included in the Fund’s proxy statement, should be made no later than the 120th calendar day before the date the Fund’s proxy statement was released to security holders in connection with the previous year’s annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement.

Each Trustee who is not a director, trustee, officer or employee of Credit Suisse, State Street Bank and Trust Company (“State Street”), CSAMSI or any of their affiliates receives an annual retainer of $60,000 for the open-end fund complex for four quarterly meetings and one special meeting and is reimbursed for expenses incurred in connection with his attendance at Board meetings.  The Independent Chairman of the open-end fund complex receives an aggregate annual fee of $25,000 and the chairman of the Audit Committee of the open-end fund complex receives an additional $7,500.

Trustees’ Total Compensation for Fiscal Year Ended October 31, 2011

Name of Trustee	Total Compensation from the Commodity Return Strategy Fund	Total Compensation from the Floating Rate High Income Fund	Total Compensation from all Investment Companies in the Fund Complex	Total Number of Funds for Which Trustee Serves Within Fund Complex

Independent Trustees

Enrique R. Arzac	$9,323	$9,323	$113,504	6

Jeffrey E. Garten	$8,571	$8,571	$60,000	4

Peter F. Krogh	$8,571	$8,571	$60,000	4

Steven N. Rappaport	$11,076	$11,076	$119,608	6

As of February 3, 2012, the Trustees and officers of each Trust as a group owned of record less than 1% of each class of the shares of each Fund.

Investment Advisory Agreement.

Credit Suisse Asset Management, LLC, One Madison Avenue, New York, New York  10010, is part of the asset management business of Credit Suisse Group AG, one of the world’s leading banks. Credit Suisse Group AG provides its clients with investment banking, private banking and asset management services worldwide.  The asset management business of Credit Suisse Group AG is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements.

The investment advisory agreement for each Fund (each, an “Advisory Agreement”) continues in effect from year to year if such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund’s Board of Trustees or by a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act.

Pursuant to each Advisory Agreement, subject to the supervision and direction of the applicable Board, Credit Suisse is responsible for managing the relevant Fund in accordance with the Fund’s stated investment objective and policies.  Credit Suisse is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund’s assets.  In addition to expenses that Credit Suisse may incur in performing its services under each Advisory Agreement, Credit Suisse pays the compensation, fees and related expenses of all Trustees who are affiliated persons of Credit Suisse or any of its subsidiaries.

Each Fund bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Independent Trustees of the Fund; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund’s proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund’s existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Fund; and any extraordinary expenses.  Each class of each Fund bears all of its own expenses not specifically assumed by the Adviser or another service provider to the Fund.  General expenses of the Fund not readily identifiable as belonging to the Fund are allocated among all Credit Suisse Funds by or under the direction of the Fund’s Board in such manner as the Board determines to be fair and accurate.  Each class of each Fund pays its own administration fees and may pay a different share than the other classes of other expenses, except advisory and custodian fees, if those expenses are actually incurred in a different amount by such class or if a class receives different services.

In addition, as described below under “Organization and Management of Wholly-Owned Subsidiary,” the Subsidiary has entered into separate contracts with Credit Suisse and CSAMSI whereby Credit Suisse and CSAMSI provide investment advisory and administrative services, respectively, to the Subsidiary.  Neither Credit Suisse nor CSAMSI receives separate compensation from the Subsidiary for providing it with investment advisory or administrative services. However, the Commodity Return Strategy Fund pays Credit Suisse and CSAMSI based on the Commodity Return Strategy Fund’s assets, including the assets invested in the Subsidiary.

Each Advisory Agreement provides that Credit Suisse shall not be liable for any error of judgment or mistake of law or for any loss suffered by the relevant Fund in connection with the matters to which the Agreement relates, except that Credit Suisse shall be liable for a loss resulting from a breach of fiduciary duty by Credit Suisse with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect Credit Suisse against any liability to the Fund or to shareholders of the Fund to which Credit Suisse would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of Credit Suisse’s reckless disregard of its obligations and duties under the Advisory Agreement.

Each Fund or Credit Suisse may terminate the applicable Advisory Agreement on 60 days’ written notice without penalty.  Each Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

For its services to the Commodity Return Strategy Fund Credit Suisse is paid (before any voluntary waivers or reimbursements) a fee computed daily and paid monthly calculated at an annual rate of .50% of the Commodity Return Strategy Fund’s average daily net assets.  Credit Suisse may voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by the Commodity Return Strategy Fund.

For the fiscal years ended October 31, 2009,  2010 and 2011, investment advisory fees earned or accrued by Credit Suisse from the Commodity Return Strategy Fund, and fees voluntarily waived by Credit Suisse with respect to the Commodity Return Strategy Fund, were as follows:

October 31, 2011

Fees Paid (after waivers)	Waivers	Reimbursements
$24,411,515	$1,720,505	$0

October 31, 2010

Fees Paid (after waivers)	Waivers	Reimbursements
$10,443,061	$3,734,304	$0

October 31, 2009

Fees Paid (after waivers)	Waivers	Reimbursements
$4,655,397	$1,965,055	$0

For its services to the Floating Rate High Income Fund, Credit Suisse will be paid (before any voluntary waivers or reimbursements) a monthly fee computed at the annual rate of 0.70% of average daily net assets less than or equal to $100 million and 0.50% of average daily net assets greater than $100 million.

Credit Suisse and the Floating Rate High Income Fund’s co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be paid by the Floating Rate High Income Fund.

Advisory Fees Paid to Credit Suisse

For the past three fiscal years ended October 31, the Floating Rate High Income Fund paid Credit Suisse advisory fees, and Credit Suisse waived fees and/or reimbursed expenses of the Floating Rate High Income Fund under the Advisory Agreements as follows:

October 31, 2011

Fees Paid (after waivers)	Waivers	Reimbursements
$15,729	$554,323	$0

October 31, 2010

Fees Paid (after waivers)	Waivers	Reimbursements
$46,770	$324,518	$0

October 31, 2009

Fees Paid (after waivers)	Waivers	Reimbursements
$48,744	$252,994	$0

Administration Agreements.

CSAMSI and State Street serve as co-administrators to each Fund pursuant to separate written agreements with the Fund (the “CSAMSI Co-Administration Agreement” and the “State Street Co-Administration Agreement,” respectively).

For the services provided by CSAMSI to each Fund under the CSAMSI Co-Administration Agreement, the Fund pays CSAMSI a fee calculated daily and paid monthly at the annual rate of .09% of the Fund’s average daily net assets.  For the fiscal years ended October 31, 2009, 2010 and 2011, the Commodity Return Strategy Fund paid CSAMSI fees under the CSAMSI Co-Administration Agreement of $1,191,682, $2,551,926 and $4,703,764, respectively and the Floating Rate High Income Fund paid CSAMSI fees under the CSAMSI Co-Administration Agreement of $38,795, $47,737 and $73,292, respectively.

For the services provided by State Street under the State Street Co-Administration Agreement, each Fund pays State Street a fee calculated in total for all the Credit Suisse Funds, subject to an annual minimum fee, exclusive of out-of-pocket expenses.

For the fiscal years ended October 31, 2009, 2010 and 2011, the Commodity Return Strategy Fund paid State Street fees under the State Street Co-Administration Agreement of $670,247, $1,421,463 and $2,256,112, respectively, and the Floating Rate High Income Fund paid State Street fees under the State Street Co-Administration Agreement of $61,111, $71,244 and $70,648, respectively, in each case, including out-of-pocket expenses.

State Street has been engaged by each Fund to act as Fund’s securities lending agent.  Each Fund’s securities lending arrangement provides that the Fund and State Street will share the income earned from securities lending activities.  Generally, the Fund will receive 85% and State Street will receive 15% of the income earned on the investment of cash collateral or any other securities lending income in accordance with the provisions of the securities lending agency agreement.

Organization and Management of Wholly-Owned Subsidiary

The Commodity Return Strategy Fund intends to gain exposure to commodity markets by investing up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures.

The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Walkers SPV Limited, Walker House, 87 Mary Street, George Town, Grand Cayman, Cayman Islands.  The Subsidiary’s affairs are overseen by a board consisting of two directors, John Popp and Michael A. Pignataro.  Both Mr. Popp and Mr. Pignataro are officers of the Fund and of Credit Suisse, and their biographies are listed above.

The Subsidiary has entered into separate contracts with Credit Suisse and CSAMSI whereby Credit Suisse and CSAMSI provide investment advisory and administrative services, respectively, to the Subsidiary. Neither Credit Suisse nor CSAMSI receives separate compensation from the Subsidiary for providing it with investment advisory or administrative services. However, the Commodity Return Strategy Fund pays Credit Suisse and CSAMSI based on the Commodity Return Strategy Fund’s assets, including the assets invested in the Subsidiary. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same or with affiliates of the same service providers that provide those services to the Commodity Return Strategy Fund.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Commodity Return Strategy Fund. As a result, Credit Suisse, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Commodity Return Strategy Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described elsewhere in detail in this Statement of Additional Information. The Commodity Return Strategy Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Commodity Return Strategy Fund’s Board of Trustees regarding the Subsidiary’s compliance with its policies and procedures. The Commodity Return Strategy Fund and Subsidiary will test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Commodity Return Strategy Fund.

Please refer to the section in this Statement of Additional Information titled “Additional Information Concerning Taxes” for information about certain tax aspects of the Commodity Return Strategy Fund’s investment in the Subsidiary.

Portfolio Managers

Portfolio Managers’ Compensation.  Credit Suisse’s compensation to the portfolio managers of each Fund includes both a fixed base salary component and bonus component.  The discretionary bonus for each portfolio manager is not tied by formula to the performance of any fund or account.  The factors taken into account in determining a portfolio manager’s bonus include the Fund’s performance, assets held in the Fund and other accounts managed by the portfolio managers, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group AG stock as deferred compensation.  Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.  For the portfolio managers of the Floating Rate High Income Fund, a portion of the bonus will receive the notional return of the fund(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basket of other Credit Suisse funds along the product line of the portfolio manager.

Like all employees of Credit Suisse, portfolio managers participate in Credit Suisse Group AG’s profit sharing and 401(k) plans.

Potential Conflicts of Interest.  It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of a Fund’s investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Fund.  Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations.  Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders).  In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades).  The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse affiliates and accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests.  Credit Suisse may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Portfolio Managers’ Ownership of Securities.  As reported to the Commodity Return Strategy Fund, the information in the following table reflects each portfolio manager’s beneficial ownership of Commodity Return Strategy Fund shares as of December 31, 2011.

Name	Dollar Range of Equity Securities in the Commodity Return Strategy Fund *

Nelson Louie	A

Christopher Burton	A

As reported to the Floating Rate High Income Fund, the information in the following table reflects beneficial ownership by the Portfolio Managers of certain securities as of October 31, 2011.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Floating Rate High Income Fund*

John G. Popp	E

David H. Lerner	A

Thomas J. Flannery	A

Wing Chan	B

*              Key to Dollar Ranges:

A.            None

B.            $1 - $10,000

C.            $10,001 - $50,000

D.            $50,001 - $100,000

E.             Over $100,000

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed.

As reported to the Commodity Return Strategy Fund, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by each portfolio manager and the total assets managed within each category as of October 31, 2011.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

Nelson Louie	6	$6,887 million	11	$2,542 million	12	$1,647 million

Christopher Burton	6	$6,887 million	11	$2,542 million	12	$1,647 million

As reported to the Floating Rate High Income Fund, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by each portfolio manager and the total assets managed within each category as of October 31, 2011.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

Thomas J. Flannery*	3	$623 million	27	$10,202 million	10	$2,132 million

Wing Chan**	3	$623 million	3	$257 million	6	$957 million

David Lerner*	1	$138 million	23	$9,915 million	7	$2,013 million

John Popp*	1	$138 million	23	$9,915 million	7	$2,013 million

* As of October 31, 2011, Messrs. Flannery, Lerner, and Popp manage 22 accounts which have total assets under management of $9,048 million, and which have additional fees based on the performance of the accounts.

** As of October 31, 2011, Ms. Chan manages 2 accounts which have total assets under management of $634 million, and which have additional fees based on the performance of the accounts.

Code of Ethics

The Funds, Credit Suisse and CSAMSI have each adopted a written Code of Ethics (the “Code of Ethics”), which permits personnel covered by the Code of Ethics (“Covered Persons”) to invest in securities, including securities that may be purchased or held by the Funds.  The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including:  (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Funds; and (4) Covered Persons may not invest in initial public offerings.

The Board reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

Custodian and Transfer Agent

State Street serves as custodian of each Fund’s assets.  Pursuant to a custodian agreement (“Custodian Agreement”), State Street (i) maintains a separate account or accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) makes receipts and disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions for the account of the Fund’s portfolio securities and (v) makes periodic reports to the Board of Trustees concerning the Fund’s custodial arrangements.  With approval of the Board, State Street is authorized to select one or more foreign and domestic banking institutions and securities depositories to serve as sub-custodian on behalf of the Fund.  The principal business address of State Street is One Lincoln Street, Boston, Massachusetts 02111.

Boston Financial Data Services, Inc., an affiliate of State Street (“BFDS”), serves as the shareholder servicing, transfer and dividend disbursing agent of each Fund pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Trustees concerning the transfer agent’s operations with respect to the Fund.  BFDS’s principal business address is 30 Dan Road, Canton, Massachusetts 02021-2809.

Proxy Voting Policies and Procedures.

The Funds have adopted Credit Suisse’s Proxy Voting Policy and Procedures as its proxy voting policies. The Proxy Voting Policy and Procedures appear as Appendix A to this Statement of Additional Information.  Each Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30 of each year, not later than August 31 of each year.  Each Fund’s Form N-PX is available (1) without charge and upon request by calling the Fund toll-free at 1-877-870-2874 or through Credit Suisse’s website, www.credit-suisse.com/us and (2) on the SEC’s website at www.sec.gov.

Disclosure of Portfolio Holdings.

Each Fund’s Board has adopted policies and procedures governing the disclosure of information regarding its portfolio holdings.  As a general matter, it is the Funds’ policy that no current or potential investor (or their representative) (collectively, the “Investors”) will be provided information on the Fund’s portfolio holdings on a preferential basis in advance of the provision of that information to other Investors.  The Funds’ policies apply to all of the Funds’ service providers that, in the ordinary course of their activities, come into possession of information about the Funds’ portfolio holdings.

The Fund’s policies and procedures provide that information regarding a Fund’s specific security holdings, sector weightings, geographic distribution, issuer allocations and related information, among other things (“Portfolio-Related Information”) will be disclosed to the public only (i) as required by applicable laws, rules or regulations or (ii) pursuant to the Fund’s policies and procedures when the disclosure of such information is considered by the Fund’s officers to be consistent with the interests of Fund shareholders.  In the event of a conflict of interest between a Fund, on the one hand, and a service provider or their affiliates on the other hand, relating to the possible disclosure of Portfolio-Related Information, the Fund’s officers will seek to resolve any conflict of interest in favor of the Fund’s interests.  In the event that a Fund officer is unable to resolve such conflict, the matter will be referred to the Fund’s Audit Committee for resolution.

The Funds’ policies further provide that in some instances, it may be appropriate for the Funds selectively to disclose its Portfolio-Related Information (e.g., for due diligence purposes to a newly hired adviser or sub-adviser, or disclosure to a rating agency) prior to public dissemination of such information.  Unless the context clearly suggests that the recipient is under a duty of confidentiality, the Funds’ officers will condition the receipt of selectively disclosed Portfolio-Related Information upon the receiving party’s agreement to keep such information confidential and to refrain from trading Fund shares based on the information.

Neither the Funds, Credit Suisse, officers of the Funds nor employees of their service providers will receive any compensation in connection with the disclosure of Portfolio-Related Information.  However, the Funds reserve the right to charge a nominal processing fee, payable to the Funds, to nonshareholders requesting Portfolio-Related Information.  This fee is designed to offset the Funds’ costs in disseminating data regarding such information.  All Portfolio-Related Information will be based on information provided by State Street, as the Funds’ co-administrator/accounting agent.

Disclosure of Portfolio-Related Information may be authorized only by executive officers of the Funds, Credit Suisse and CSAMSI.  Each Board is responsible for overseeing the implementation of the policies and procedures governing the disclosure of Portfolio-Related Information and reviews the policies annually for their continued appropriateness.

The Funds provide a full list of their holdings as of the end of each calendar month on their website, www.credit-suisse.com/us, approximately 10 business days after the end of each month.  The list of holdings as of the end of each calendar month remains on the website until the list of holdings for the following calendar month is posted to the website.

The Funds and Credit Suisse have ongoing arrangements to disclose Portfolio-Related Information to service providers to the Funds that require access to this information to perform their duties to the Funds.  Set forth below is a list, as of February 1, 2012, of those parties with which Credit Suisse, on behalf of the Funds, has authorized ongoing arrangements that include the release of Portfolio-Related Information, as well as the frequency of release under such arrangements and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed.

Recipient	Frequency	Delay before dissemination

State Street (custodian, accounting agent, co-administrator and securities lending agent)	Daily	None

RiskMetrics Group (formerly Institutional Shareholder Services) (proxy voting service and filing of class action claims)	As necessary	None

Interactive Data Corp. (pricing service)	Daily	None

BFDS (transfer agent)	As necessary	None

Citibank N.A. (or any of its affiliates) (administrative services to the Adviser)	Daily	None

In addition, Portfolio-Related Information may be provided as part of the Funds’ ongoing operations to: each Board; PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm (“PwC”); Willkie Farr & Gallagher LLP, counsel to the Funds; Drinker Biddle & Reath LLP, counsel to each Fund’s Independent Trustees; broker-dealers in connection with the purchase or sale of Fund securities or requests for price quotations or bids on one or more securities; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation, if any.  The entities to which the Funds provide Portfolio-Related

Information, either by explicit agreement or by virtue of the nature of their duties to the Funds, are required to maintain the confidentiality of the information disclosed.

On an ongoing basis, the Funds may provide Portfolio-Related Information to third parties, including the following: mutual fund evaluation services; broker-dealers, investment advisers and other financial intermediaries for purposes of their performing due diligence on the Funds and not for dissemination of this information to their clients or use of this information to conduct trading for their clients; mutual fund data aggregation services; sponsors of retirement plans that include funds advised by Credit Suisse; and consultants for investors that invest in funds advised by Credit Suisse, provided in each case that the Funds have a legitimate business purpose for providing the information and the third party has agreed to keep the information confidential and to refrain from trading based on the information.  The entities that receive this information are listed below, together with the frequency of release and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed:

Recipient	Frequency	Delay before dissemination

Investment Company Institute	Monthly	6th business day of following month

Lipper	Monthly	3rd business day of following month

Morningstar	Monthly	2nd business day of following month

Strategic Insight	Monthly	3rd business day of following month

Thomson Reuters	Monthly	2nd business day of following month

Each Fund may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the Fund.

The ability of the Funds, Credit Suisse and CSAMSI, as the co-administrator of the Funds, to effectively monitor compliance by third parties with their confidentiality agreements is limited, and there can be no assurance that the Funds’ policies on disclosure of Portfolio-Related Information will protect the Funds from the potential misuse of that information by individuals or firms in possession of that information.

Organization of the Funds.

Each of the Commodity Return Strategy Fund and Credit Suisse Opportunity Funds (previously the Credit Suisse Warburg Pincus Opportunity Funds) (“Opportunity Funds”) is an open-end management investment company.  The Floating Rate High Income Fund is a series of Credit Suisse Opportunity Funds. The Commodity Return Strategy Fund was organized in 2004 under the laws of the State of Delaware. Opportunity Funds was formed on May 31, 1995 under the laws of the State of Delaware. Each trust is a business entity commonly known as a “Delaware statutory trust.”  The Commodity Return Strategy Fund is “non-diversified” within the meaning of the 1940 Act.  Opportunity Funds currently offers shares of two series:  Credit Suisse Floating Rate High Income Fund and Credit Suisse Liquid Alternative Fund. The Floating Rate High Income Fund is “diversified” within the meaning of the 1940 Act.

The Commodity Return Strategy Fund’s and the Floating Rate High Income Fund’s respective charters authorize the applicable Fund to redeem shares of a class or series held by a shareholder for any reason, subject to applicable law, if the relevant Board determines that doing so is in the best interest of the Fund.  The circumstances under which the relevant Board may involuntarily redeem shareholders include, but are not be limited to, (a) a decision to discontinue issuance of shares of a particular class or classes of capital stock, (b) a decision to combine the assets belonging to, or attributable to, shares of a particular class or classes of capital stock with those belonging to, or attributable to, another class (or classes) of capital stock, (c) a decision to sell the assets belonging to, or attributable to, a particular class or classes of capital stock to another registered investment company in exchange for securities issued by the other registered investment company, or (d) a decision to liquidate the Fund or the assets belonging to, or attributable to, the particular classes or classes of capital stock (subject in each case to any vote of stockholders that may be required by law notwithstanding the foregoing authority granted to the Board).  Redemption proceeds may be paid in cash or in kind.  A Fund would provide prior notice of any plan to involuntarily redeem shares absent extraordinary circumstances.  The exercise of the power granted to the relevant Board under the Trust Instrument or charter is subject to the relevant Board’s fiduciary obligation to the shareholders and any applicable provisions under the 1940 Act and the rules thereunder.  The Commodity Return Strategy Fund’s and Opportunity Fund’s respective charters each authorize the Trustees, subject to applicable federal and state law, to reorganize or combine the relevant Fund or any of its series or classes into other funds, series or classes without shareholder approval.  Before allowing such a transaction to proceed without shareholder approval, the Trustees would have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders’ interest.  Any exercise of the Trustees’ authority is subject to applicable requirements of the 1940 Act and Delaware law.  Each Fund generally will provide prior notice of any such transaction except in extraordinary circumstances.

Under the Commodity Return Strategy Fund’s Trust Instrument, the Board may classify or reclassify any unissued shares of the Commodity Return Strategy Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.  The Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Commodity Return Strategy Fund.  The Commodity Return Strategy Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $.001 per share.  The Commodity Return Strategy Fund currently offers Class A, Class C and Class I shares.  Unless otherwise indicated, references to the “Commodity Return Strategy Fund” apply to each class of shares of the Commodity Return Strategy Fund.

Under the Commodity Return Strategy Fund’s Trust Instrument, no Trustee or any officer or employee of the Trust, when acting in such capacity shall be personally liable to any person other than the Trust or the shareholders for any act, omission or obligation of the Trust, any Trustee or any officer or employee of the Trust.  No Trustee or any officer or employee of the Trust shall be liable for any act or omission or any conduct whatsoever in his capacity as Trustee or as an officer or employee of the Trust, provided that nothing contained in the Trust Instrument or the the Delaware Statutory Trust Act shall protect any Trustee or any officer or employee of the Trust against any liability to the Trust or to shareholders which would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer or employee of the Trust under the Trust Instrument.

All shareholders of the Commodity Return Strategy Fund in each class, upon liquidation, will participate ratably in the Commodity Return Strategy Fund’s net assets.  Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees of the Commodity Return Strategy Fund.  Shares are transferable but have no preemptive, conversion or subscription rights.

Investors in the Commodity Return Strategy Fund are entitled to one vote for each full share held and fractional votes for fractional shares held.  Shareholders of the Commodity Return Strategy Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements.  There will normally be no meetings of investors for the purpose of electing members of the governing Board unless and until such time as less than a majority of the members holding office have been elected by investors.  Any Trustee of the Commodity Return Strategy Fund may be removed from office upon the vote of shareholders holding at least a majority of the Fund’s outstanding shares, at a meeting called for that purpose.  A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 50% of the outstanding shares of the Commodity Return Strategy Fund.

The Opportunity Funds have an unlimited number of authorized shares of beneficial interest, par value $.001 per share, which may, without shareholder approval, be divided into an unlimited number of series and an unlimited number of classes.  The Floating Rate High Income Fund offers four classes of shares: Class A shares, Class B shares, Class C shares and Class I shares.  Unless otherwise indicated, references to the “Floating Rate High Income Fund” apply to each class of shares of the Floating Rate High Income Fund.

The Agreement and Declaration of Trust provides that no Trustee, officer, employee or agent of the Opportunity Funds is liable to the Floating Rate High Income Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third person in connection with the affairs of the Floating Rate High Income Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.  It also provides that all third parties shall look solely to the property of the appropriate fund for satisfaction of claims arising in connection with the affairs of a fund.  With the exceptions stated, the Agreement and Declaration of Trust permits the Trustees to provide for the indemnification of Trustees, officers, employees or agents of the Opportunity Funds against all liability in connection with the affairs of the Opportunity Funds.

All shares of the Opportunity Funds when duly issued will be fully paid and non-assessable.  The Trustees are authorized to re-classify and issue any unissued shares to any number of additional series without shareholder approval.  Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional series with different investment objectives, policies, risk considerations or restrictions, may create additional series or classes of shares.  Any issuance of shares of such additional series would be governed by the Act and the laws of the State of Delaware.

Investors in the Floating Rate High Income Fund are entitled to one vote for each full share held and fractional votes for fractional shares held.  Shareholders of the Floating Rate High Income Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements.  There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors.  Any Trustee of the Floating Rate High Income Fund may be removed from office upon the vote of shareholders holding at least a majority of the Floating Rate High Income Fund’s outstanding shares, at a meeting called for that purpose.  A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of the Floating Rate High Income Fund.

Each Fund sends to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund.  Periodic listings of the investment securities held by the Fund, as well as certain statistical characteristics of the Fund, may be obtained on the Credit Suisse Funds web site at www.credit-suisse.com/us.

Distribution and Shareholder Servicing.

Distributor.  CSAMSI serves as distributor of the Funds’ shares and offers the Funds’ shares on a continuous basis.  CSAMSI’s principal business address is One Madison Avenue, New York, New York 10010. On or about April 13, 2012, Credit Suisse Securities (USA) LLC (“CSSU”), an affiliate of CSAMSI, will replace CSAMSI as distributor.

Class A, Class B and Class C Shares.  Each Fund has adopted Plans of Distribution for its Class A shares and Class C shares (each, a “Class A 12b-1 Plan” and “Class C 12b-1 Plan,” respectively), and the Floating Rate High Income Fund has adopted a Plan of Distribution for its Class B shares (“Class B 12b-1 Plan,” and collectively with each Class A 12b-1 Plan and Class C 12b-1 Plan, the “12b-1 Plans”) to permit the Fund to compensate CSAMSI for activities associated with the distribution of these shares.

Each Class A 12b-1 Plan currently provides that a service fee of .25% per year of the average daily net assets of the Class A shares of the applicable Fund will be paid as compensation to CSAMSI.  The Class B

12b-1 Plan currently provides that: (i) an asset based sales charge of up to .75% per year and (ii) a service fee of up to .25% per year, in each case, of the average daily net assets of the Class B shares of the Floating Rate High Income Fund will be paid as compensation to CSAMSI.  Each Class C 12b-1 Plan currently provides that: (i) an asset based sales charge of up to .75% per year and (ii) a service fee of up to .25% per year, in each case, of the average daily net assets of the Class C shares of the applicable Fund will be paid as compensation to CSAMSI.

For the fiscal year ended October 31, 2011, the Commodity Return Strategy Fund and the Floating Rate High Income Fund paid $2,651,927 and $58,685, respectively, to CSAMSI under its Class A 12b-1 Plan.  For the fiscal year ended October 31, 2011, the Floating Rate High Income Fund paid $54,395 to CSAMSI under its Class B 12b-1 Plan.  For the fiscal year ended October 31, 2011, the Commodity Return Strategy Fund and the Floating Rate High Income Fund paid $454,255 and $171,656, respectively, to CSAMSI under its Class C 12b-1 Plan.

Distribution and service fees on Class A, B and C shares are used to pay CSAMSI to promote the sale of shares and the servicing of accounts of the Funds.  CSAMSI also receives sales charges as compensation for its expenses in selling shares, including the payment of compensation to financial representatives.

The expenses incurred by CSAMSI under the 12b-1 Plans for Class A, B and C shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders.  They also include purchasing radio, television, newspaper and other advertising and compensating CSAMSI’s employees or employees of the distributor’s affiliates for their distribution assistance.

During the fiscal year ended October 31, 2011, CSAMSI spent the fees paid under the Commodity Return Strategy Fund’s Class A 12b-1 Plan as follows:

Advertising	$0
Printing and mailing prospectuses for promotional purposes	$0
Payment to broker-dealers	$2,430,878
People-related and occupancy	$67,197
Other	$294,477

During the fiscal year ended October 31, 2011, CSAMSI spent the fees paid under the Floating Rate High Income Fund’s Class A Shares 12b-1 Plan as follows:

Advertising	$0

Printing and mailing for promotional purposes	$0

Compensation to broker-dealers	$70,463

People-related and occupancy	$67,197

Other	$14,243

During the fiscal year ended October 31, 2011, CSAMSI spent the fees paid under the Floating Rate High Income Fund’s Class B Shares 12b-1 Plan as follows:

Advertising	$0

Printing and mailing for promotional purposes	$0

Compensation to broker-dealers	$87,071

People-related and occupancy	$67,197

Other	$7,644

During the fiscal year ended October 31, 2011, CSAMSI spent the fees paid under the Commodity Return Strategy Fund’s Class C 12b-1 Plan as follows:

Advertising	$0
Printing and mailing prospectuses for promotional purposes	$0
Payment to broker-dealers	$448,908
People-related and occupancy	$67,196
Other	$57,479

During the fiscal year ended October 31, 2011, CSAMSI spent the fees paid under the Floating Rate High Income Fund’s Class C Shares 12b-1 Plan as follows:

Advertising	$0

Printing and mailing for promotional purposes	$0

Compensation to broker-dealers	$203,738

People-related and occupancy	$67,196

Other	$18,182

With respect to sales of a Fund’s Class A shares, Class B shares or Class C shares through a broker-dealer, financial intermediary or financial institution (each a “financial representative”), CSAMSI pays the financial representative a concession at the time of sale. In addition, an ongoing maintenance fee is typically paid to financial representatives on sales of Class A, Class B and Class C shares.  The payments to the financial representatives will continue to be paid for as long as the related assets remain in the applicable Fund.

Under the Distribution Agreement, Credit Suisse may make payments to CSAMSI from Credit Suisse’s own resources, which may include the management fees paid by a Fund.  In addition to the concession and maintenance fee paid to financial representatives, CSAMSI or its affiliates may from time to time pay additional compensation on a one time or ongoing basis to intermediaries in connection with the sale of shares.  Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of a Fund on a financial representative’s preferred list of funds or otherwise associated with the financial representative’s marketing and other support activities relating to the Fund.  Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of the Fund.  On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Fund during a specific period of time.  Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging.  Such intermediary may elect to receive cash incentives of equivalent amount in lieu of such payments.

In addition to these payments described above, the CSAMSI or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary’s personnel, and/or entertainment or meals.  These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.  As permitted by applicable law, CSAMSI or its affiliates may pay or allow other incentives or payments to intermediaries.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Current revenue sharing payments have various structures and typically may be made in one or more of the following forms: asset-based payments, flat fees or minimum aggregate fees.

General.  Each 12b-1 Plan will continue in effect for so long as its continuance is separately, specifically approved at least annually by the relevant Board, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plans (“Independent Trustees”).  Any material amendment of a 12b-1 Plan would require the approval of the relevant Board in the same manner.  No 12b-1 Plan may be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares.  Each 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the relevant Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

Payments by a Fund to CSAMSI under the 12b-1 Plans are not tied exclusively to the distribution expenses actually incurred by CSAMSI and the payments may exceed the distribution expenses actually incurred.

CSAMSI provides each Board with periodic reports of amounts spent under the applicable 12b-1 Plans and the purposes for which the expenditures were made.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Effective February 29, 2012, Class B shares of the Floating Rate High Income Fund are no longer being offered for sale.  Existing shareholders may continue to purchase additional Class B shares of the Floating Rate High Income Fund through the reinvestment of dividends and capital gain distributions paid by the Floating Rate High Income Fund.  All purchase orders received for Class B shares will be returned.

The offering price of each Fund’s shares is equal to the per share net asset value of the relevant class of shares of the Fund, plus, in the case of Class A shares of the Fund, any applicable sales charges.

As a convenience to the investor and to avoid unnecessary expense to the Funds, share certificates representing shares of the Funds are not issued.

Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with the Funds are authorized to accept orders on the Fund’s behalf.  A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

Class A, Class C and Class I Shares may be purchased through a brokerage firm, other financial intermediary, or through the Funds. Prospective investors should discuss their investment with their financial advisor before making a purchase to be sure that Fund is appropriate. To make direct investments, you must open an account with a Fund and send payment for your shares either by mail or through a variety of other purchase options offered by the Fund. If you do not list a financial advisor and his/her brokerage firm on the account application, the Distributor is designated as the broker of record, but solely for purposes of acting as your agent to purchase shares.

To purchase shares directly from a Fund, contact the Fund to obtain an application.  Complete the application and mail it to the Fund along with a check payable to Credit Suisse Family of Funds; by regular mail: Credit Suisse Funds, P.O. Box 55030, Boston, MA 02205-5030 or overnight mail Credit Suisse Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021-2809.

The Funds accept all purchases by mail subject to collection of checks at full value and conversion into federal funds. To make a subsequent purchase, mail a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Credit Suisse Family of Funds and should clearly indicate your account number. Please call the Funds at 1-877-870-2874 with any questions regarding purchases by mail.  The Funds cannot accept “starter” checks that do not have your name preprinted on them.

The Funds also cannot accept checks payable to you or to another party and endorsed to the order of a Fund.  These types of checks will be returned to you and your purchase order will not be processed.

Prospective investors in Class I shares may be required to provide documentation to determine their eligibility to purchase Class I shares.

Each shareholder receives a quarterly account statement, as well as a statement after any transaction that affects the shareholder’s account balance or share registration (other than distribution reinvestments and automatic transactions such as the Automatic Monthly Investment Plan and Automatic Withdrawal Plan).

Class A Shares and Class C Shares.  Class A shares and Class C shares generally are designed for investors seeking the advice of financial representatives.  All purchases of Class A shares and Class C shares are confirmed to each shareholder and are credited to such shareholder’s account at net asset value after receipt in good order and deduction of any applicable sales charge.

Class A shares of the Funds are sold to investors at the public offering price, which is the net asset value plus the applicable sales charge (unless you are entitled to a waiver):

Commodity Return Strategy Fund

Initial Sales Charge — Class A Amount Purchased	As a % of Amount Invested	As a % of Offering Price	Commission to Financial Representative as a % of Offering Price

Less than $50,000	3.09%	3.00%	2.75%
$50,000 to less than $100,000	2.04%	2.00%	1.75%
$100,000 to less than $250,000	1.01%	1.00%	0.90%
$250,000 or more	0 *	0	0.50%**

*                                         On purchases of $250,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described in the Prospectus).

**                                  The distributor may pay a financial representative a fee as follows: up to .50% on purchases up to and including $10 million, up to .25% on the next $40 million, and up to .125% on purchase amounts over $50 million.

Floating Rate High Income Fund

Initial Sales Charge — Class A Amount Purchased	As a % of Amount Invested	As a % of Offering Price	Commission to Financial Representative as a % of Offering Price

Less than $50,000	4.99%	4.75%	4.25%
$50,000 to less than $100,000	4.71%	4.50%	4.00%
$100,000 to less than $250,000	3.63%	3.50%	3.25%
$250,000 to less than $500,000	2.56%	2.50%	2.25%
$500,000 to less than $1,000,000	2.04%	2.00%	1.75%
$1,000,000 or more	0 *	0	1.00%**

*                                         On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described in the Prospectus).

**                                  The distributor may pay a financial representative a fee as follows: up to 1% on purchases up to and including $3 million, up to .50% on the next $47 million and up to .25% on purchase amounts over $50 million.

From time to time, the distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares.  Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Funds as defined in the Securities Act.

General.  Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds’ shares.  Some may establish higher minimum investment requirements than set forth in the Prospectus.  Firms may arrange with their clients for other investment or administrative services.  Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client’s return.  Firms also may hold the Funds’ shares in nominee or street name as agent for and on behalf of their customers.  In such instances, the Funds’ transfer agent will have no information with respect to or control over the accounts of specific shareholders.  Such shareholders may obtain access to their accounts and information about their accounts only from their firm.  Certain of these firms may receive compensation from the Funds and/or from CSAMSI or an affiliate for record keeping and other expenses relating to these nominee accounts.  In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms.  Some firms may have access to their clients’ direct Fund accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursements of cash dividends.  Such firms may receive compensation from the Funds and/or from CSAMSI or an affiliate for these services.  The Prospectus should be read in connection with such firms’ material regarding their fees and services.

For the fiscal years ended October 31, 2009, 2010 and 2011, CSAMSI received $110,207, $151,027 and $471,147, respectively, on the sale of Class A shares of the Commodity Return Strategy Fund, of which CSAMSI retained $8,380, $10,980 and $21,517, respectively.  For the fiscal years ended October 31, 2009 and 2010, CSAMSI did not receive any contingent deferred sales charges on redemptions of Class A shares.  For the fiscal year ended October 31, 2011, CSAMSI received $1,669 in contingent deferred sales charges on redemptions of Class A shares of the Commodity Return Strategy Fund.  For the fiscal years ended October 31, 2009, 2010 and 2011, CSAMSI received $4,056, $3,610 and $7,995, respectively, in contingent deferred sales charges on redemptions of Class C shares of the Commodity Return Strategy Fund.

For the fiscal years ended October 31, 2009, 2010 and 2011, CSAMSI received $38,054, $74,619 and $221,172.38, respectively, on the sale of Class A shares of the Floating Rate High Income Fund, of which CSAMSI retained $3,759, $7,838 and $20,342 respectively.  For the fiscal years ended October 31, 2009 and 2010, CSAMSI did not receive any contingent deferred sales charges on redemptions of Class A shares.  For the fiscal year ended October 31, 2011, CSAMSI received $248 in contingent deferred sales charges on redemptions of Class A shares of the Floating Rate High Income Fund.  For the fiscal years ended October 31, 2009, 2010 and

2011, CSAMSI received $4,663, $220 and $475, respectively, in contingent deferred sales charges on redemptions of Class B shares of the Floating Rate High Income Fund.  For the fiscal years ended October 31, 2009, 2010 and 2011, CSAMSI received $1,076, $35 and $1,682, respectively, in contingent deferred sales charges on redemptions of Class C shares of the Floating Rate High Income Fund.

Redemptions.

General.  Shares of the Funds may be redeemed at a redemption price equal to the net asset value per share, as next computed as of the regular trading session of the NYSE following the receipt in proper form by the Fund of the shares tendered for redemption, less any applicable contingent deferred sales charge in the case of Class B and Class C shares of the Funds, and certain redemptions of Class A shares of the Funds.

Under the 1940 Act, the Funds may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of Fund securities is not reasonably practicable, or for such other periods as the SEC may permit.  (The Funds may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Funds may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws.  If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.  The Funds have elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Automatic Cash Withdrawal Plan.  An automatic cash withdrawal plan (the “Plan”) is available to shareholders who wish to receive specific amounts of cash periodically.  Withdrawals may be made under the Plan by redeeming as many shares of the Funds as may be necessary to cover the stipulated withdrawal payment.  To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder’s investment in a Fund, there will be a reduction in the value of the shareholder’s investment and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it.  Withdrawal payments should not be considered as income from investment in the Funds.  As described in the Prospectus, certain withdrawals under the Plan for the holder of Class A shares, Class B shares and Class C shares of the Funds may be subject to a deferred sales charge.

Special Provisions Applicable to Class B and Class C Shares Only

The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares of the Floating Rate High Income Fund:

Years Since Purchase Payment Made	Contingent Deferred Sales Charge as a Percentage of the Lesser of Dollars Invested or Redemption Proceeds
First	4.0%
Second	3.0%
Third	2.0%
Fourth	1.0%
After Fourth	0.0%

For U.S. federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

Contingent Deferred Sales Charge — General.  Class C shares are subject to a CDSC of 1% during the first year. Assume that an investor makes a single purchase of $10,000 of a Fund’s Class C shares and that 11 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000.  If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership.  Investments are tracked on a monthly basis.  The period of ownership for this purpose begins on the last day of the month in which the order for the investment is received.  In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares.  CSAMSI receives any contingent deferred sales charge directly.

A limited Contingent Deferred Sales Charge (“Limited CDSC”) is imposed by the Funds upon redemptions of Class A shares made within 12 months of purchase, if such purchases were made at net asset value on a purchase of $1,000,000 or more and the distributor paid any commission to the financial representative.  The Limited CDSC also applies to redemptions of shares of other funds into which such Class A share are exchanged.

Redemption Fee.  Each Fund imposes a 2.00% redemption fee (short-term trading fee) on shares redeemed or exchanged within 30 days from the date of purchase. This fee is calculated based on the shares’ aggregate net asset value on the date of redemption and deducted from the redemption proceeds. The fee is paid to the Fund to offset costs associated with short-term trading. For purposes of computing the redemption fee, any shares purchased through reinvestment of dividends or distributions will be redeemed first without charging the fee, followed by the shares held longest.

The redemption fee is not applicable to the following types of redemptions:

•                  redemptions pursuant to automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more;

•                  minimum required distributions from retirement plan accounts for shareholders 70½ and older.  The maximum amount subject to this waiver is based only upon the shareholder’s retirement accounts in Credit Suisse funds;

•                  hardship withdrawals, upon receipt of appropriate documentation;

•                  redemptions upon the death or disability of the shareholder, plan participant or beneficiary.  “Disability” means a total disability as evidenced by a determination by the U.S. Social Security Administration;

•                  returns of an excess contribution or deferral amount, pursuant to Sections 408(d)(4) or (5), 401(k)(8), 402(g)(2), or 401(m)(6) of the Code;

•                  involuntary redemptions resulting from a shareholder’s failure to maintain a minimum investment in the Fund;

•                  redemptions and exchanges effected by other mutual funds holding shares of the Fund;

•                  redemptions from certain asset allocation programs that offer automatic re-balancing; wrap fee accounts, or similar types of accounts or programs; and certain types of 401(k) or other retirement accounts that provide default investment options;

•                  otherwise as Credit Suisse or the Funds may determine in their sole discretion.

As noted above, the redemption fee is applicable to Fund shares purchased through a financial intermediary. In these circumstances, the Funds rely on the financial intermediary to assess the fee. Financial intermediaries that maintain omnibus accounts with the Funds may calculate redemption fees differently from the Funds. If you are investing in Fund shares through an intermediary, you should contact the intermediary for more information on any differences in how the redemption fee may be applied to your investment in a Fund.

The Funds may not be able to impose and/or collect the redemption fee on redemptions or exchanges by shareholders who invest through financial intermediaries that currently do not have the ability to assess or collect the redemption fee. The Funds may continue to make their shares available through such financial intermediaries. The Funds also may make their shares available through financial intermediaries that implement their own policies and procedures to detect and prevent market timing, which policies do not provide for the assessment of a redemption fee.

Due to these limitations on the assessment of the redemption fee, the Funds’ use of redemption fees may not fully eliminate excessive short-term trading in Fund shares or insulate long-term shareholders from associated costs or other dilution of the value of Fund shares.

Each Board of Trustees approved the redemption fee to limit the disruptive effects on the portfolio management of the relevant Fund that result from “market timing” of the Funds’ shares. Market timing of large dollar amounts can make it difficult to implement investment strategies because the portfolio managers cannot predict how much cash the Fund will have to invest. The Funds continue to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Funds’ view, is likely to engage in excessive trading.

For the fiscal year ended October 31, 2011, the Commodity Return Strategy Fund received $51,002, $3,658 and $167,866 in fees on the redemptions of Class A, C and I shares, respectively.

For the fiscal year ended October 31, 2011, the Floating Rate High Income Fund received $17,283, $3,254, $201 and $4,141 in fees on the redemptions of Class A, Class B, Class C and Class I shares, respectively.

EXCHANGE PRIVILEGE

An exchange privilege with certain other funds advised by Credit Suisse is available to investors in the Funds.  A Class I shareholder may exchange Class I shares of the Funds for Class I shares of another Credit Suisse Fund at their respective net asset values.  Exchanges of Class I shares as described above will be effected without a sales charge.  A Class A or Class C shareholder of the Funds may exchange those shares for shares of the same class of another Credit Suisse Fund at their respective net asset values, subject to payment of any applicable sales charge differential.  Not all Credit Suisse Funds offer all classes of shares.  If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at the Fund’s net asset value determined at the end of that business day.  Exchanges must satisfy the minimum dollar amount necessary for new purchases and, except for exchanges of Class A shares or Class C shares, will be effected without a sales charge.  The Funds may refuse exchange purchases at any time without prior notice.

The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold.  When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption.  Therefore, the investor may realize a taxable gain or loss in connection with the exchange.  Investors wishing to exchange shares of the Funds for shares in another Credit Suisse Fund should review the prospectus of the other fund prior to making an exchange.  For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Fund, an investor should contact Credit Suisse Funds at 877-870-2874.

The Funds reserve the right to refuse exchange purchases by any person or group if, in Credit Suisse’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.  Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a “market timing” strategy) is discerned.  The Funds reserve the right to terminate or modify the exchange privilege at any time upon 60 days notice to shareholders.

The Funds reserve the right to refuse any purchase or exchange request, including those from any person or group who, in the Fund’s view, is likely to engage in excessive or short-term trading.  If a Fund rejects an exchange, your redemption will be priced at the next-computed NAV.  In determining whether to accept or reject a purchase or exchange request, the Funds consider the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Fund and its shareholders.  The Funds are intended to be a longer-term investment and not a short-term trading vehicle.  Because excessive or short-term trading can hurt the Funds and their shareholders, the Funds try to identify persons and groups who engage in market timing and reject purchase or exchange orders from them.  However, the Funds’ efforts to curb market timing may not be entirely successful.  In particular, the Funds’ ability to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by financial intermediaries, such as brokers, retirement plan accounts and fee based-program accounts, is limited to those instances in which the financial intermediary discloses the underlying shareholder accounts.  As a result, the Funds may not be able to identify excessive or short-term trading and refuse such purchase or exchange requests.  Depending on the portion of Fund shares held through omnibus accounts (which may represent most of Fund shares), market timing could adversely affect shareholders.

Conversions.  Shareholders may be able to convert their shares to a different share class that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering an investment program with an all-inclusive fee, such as a wrap fee or other fee-based program, that has an agreement with Credit Suisse or CSAMSI specific for this purpose. In such instance, your shares may be automatically converted under certain circumstances. Generally, Class B and Class C shares are not eligible for conversion until the applicable CDSC period has expired. Class I shares may be converted to Class A shares or may be redeemed if you cease to satisfy the Class I share eligibility requirements. Please contact your financial intermediary for additional information.

ADDITIONAL INFORMATION CONCERNING TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Funds by U.S. persons.  This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Funds or to all categories of investors, some of which may be subject to special tax rules.  Current and prospective shareholders are urged to consult their own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds.  The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income.  The IRS has issued a ruling that causes certain income from commodity-linked swaps, in which the Commodity Return Strategy Fund may invest in order to gain exposure to the Index, to not be considered qualifying income. The income the Commodity Return Strategy Fund derives directly from such commodity-linked swaps or certain other commodity-linked derivatives must be limited to a maximum of 10 percent of its gross income.  If the Commodity Return Strategy Fund does not meet the requirements for being a tax-qualified regulated investment company, it will be subject to federal income tax on its net income and capital gains as a regular corporation and when distributed, that income and capital gain would be taxable to shareholders as an ordinary dividend to the extent of the Commodity Return Strategy Fund’s earnings and profits.  The rest of this tax section assumes that the commodity-linked derivative instruments in which the Commodity Return Strategy Fund invests are “securities” within the meaning of the 1940 Act.

The Commodity Return Strategy Fund intends to invest not more than 25% of its total assets in the Subsidiary.  The Subsidiary may invest without limitation in commodity-linked swaps and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on commodities.  The Commodity Return Strategy Fund has received a private letter ruling from the IRS confirming that income derived from its investment in the Subsidiary will constitute qualifying income.

The Funds.

The Funds intend to qualify as regulated investment companies each taxable year under the Code.  To so qualify, each Fund must, among other things:  (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derives 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which the Fund owns 20% or more of the voting securities and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.  Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.  Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local or non-U.S. income, franchise or withholding tax liabilities.

As a regulated investment company, each Fund will not be subject to U.S. federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least the sum of (i) 90% of its “investment company taxable income” (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers) plus or minus certain other adjustments) and (ii) 90% of its net tax-exempt interest income for the taxable year is distributed to its shareholders (the “Distribution Requirement”).  Each Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

The Subsidiary will not be subject to U.S. federal income tax.  It will, however, be considered a controlled foreign corporation, and the Commodity Return Strategy Fund will be required to include as income annually amounts earned by the Subsidiary during that year.  Furthermore, the Commodity Return Strategy Fund will be subject to the Distribution Requirement on such Subsidiary income, whether or not the Subsidiary makes a distribution to the Commodity Return Strategy Fund during the taxable year.

Each Fund intends to distribute annually to their shareholders substantially all of its investment company taxable income, including the income (if any) imputed with respect to investments in zero coupon securities.  The applicable Board of Trustees will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers).  Each Fund currently expects to distribute any such excess annually to its shareholders.  However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained.  In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their own U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income.  Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

The Code imposes a 4% nondeductible excise tax on a Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year.  For this purpose, however, any income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end.  In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year.  Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

In certain situations, a Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October and certain ordinary losses realized after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses.  Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the Distribution Requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.  In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.  However, such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders.  If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company.  Moreover, if a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

Special Tax Considerations.

The following discussion relates to the particular federal income tax consequences of the investment policies of the Funds.

The Funds’ short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Funds (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Funds and defer Fund losses.  These rules could therefore affect the character, amount and timing of distributions to shareholders.  These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement or to avoid the federal excise tax.  Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Zero Coupon Securities.  The Funds’ investments in zero coupon securities, if any, may create special tax consequences.  Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security’s face value and its purchase price is imputed as income to a Fund each year even though the Fund receives no cash distribution until maturity.  Under the U.S. federal income tax laws, a Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities.  These dividends ordinarily will constitute taxable income to the shareholders of the Fund.

Constructive Sales.  The so-called “constructive sale” provisions of the Code apply to activities by the Funds that lock in gain on an “appreciated financial position.” Generally, a “position” is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, an option, or a future or forward contract.  The entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of a stock or debt instrument at a time when a Fund holds an offsetting (short) appreciated position in the stock or debt instrument, is treated as a “constructive sale” that gives rise to the immediate recognition of gain (but not loss).  The application of these rules may cause a Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

Straddles.  The options transactions that the Funds enter into may result in “straddles” for U.S. federal income tax purposes.  The straddle rules of the Code may affect the character of gains and losses realized by the Funds.  In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Fund for the taxable year in which such losses are realized.  Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the required distribution that the Funds must make in order to avoid the federal excise tax.  Furthermore, in determining its investment company taxable income and ordinary income, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle.  The tax consequences to the Funds of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time each Fund is uncertain which (if any) of these elections it will make.

Options and Section 1256 Contracts.  If the Funds write a covered put or call option, they generally will not recognize income upon receipt of the option premium.  If the option expires unexercised or is closed on an exchange, the Funds generally will recognize short-term capital gain.  If the option is exercised, the premium is included in the consideration received by the Funds in determining the capital gain or loss recognized in the resultant sale.  However, the Funds’ investments in so-called “section 1256 contracts,” such as certain options transactions as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market, will be subject to special tax rules.  Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (i.e., marked-to-market), regardless of whether a taxpayer’s obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date.  Any gain or loss recognized as a consequence of the year-end marking-to-market of section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of section 1256 contracts during that taxable year.  The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss.  Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the Fund for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of section 1256 contracts that the Funds continued to hold.  Investors should also note that section 1256 contracts will be treated as having been sold on October 31 in calculating the required distribution that the Funds must make to avoid the federal excise tax.

A Fund may elect not to have the year-end mark-to-market rule apply to section 1256 contracts that are part of a “mixed straddle” with other investments of the Fund that are not section 1256 contracts.

Short Sales.  In general, gain or loss on a short sale is recognized when the Funds close the sale by delivering the borrowed property to the lender, not when the borrowed property is sold.  Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands.  Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains.  These rules may also terminate the running of the holding period of “substantially identical property” held by the Funds.  Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year.  In general, the Funds will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Swaps.  As a result of entering into swap contracts, the Funds may make or receive periodic net payments.  The Funds may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction.  Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap may result in capital gain or loss (which may be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year).  With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

A Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market or constructive sale rules or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a non-U.S. country with respect to the Fund’s investments (including through depository receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. A Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

Income from some derivatives not used as a hedge or otherwise derived with respect to a Fund’s business of investing in securities may not meet the 90% qualifying income requirement of the Code.  If such income, and other non-qualifying income, were to exceed 10% of the Fund’s income, the Fund would not qualify as a regulated investment company for U.S. federal income tax purposes.

Tax Treatment of Commodity-Linked Swaps and Structured Notes.  The IRS has issued rulings that provide that in order for the Commodity Return Strategy Fund to qualify as a regulated investment company (“RIC”) under the Code, the income derived from commodity-linked swaps after September 30, 2006 must be limited to a maximum of 10% of the Commodity Return Strategy Fund’s gross income.  Accordingly, after that date, the Commodity Return Strategy Fund has reduced its direct investments in commodity-linked swap agreements to the extent necessary to comply with this requirement.

The IRS has also issued a private letter ruling to the Commodity Return Strategy Fund in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS has also issued a private letter ruling to the Commodity Return Strategy Fund confirming that income derived from the Commodity Return Strategy Fund’s investment in the Subsidiary will also constitute qualifying income to the Commodity Return Strategy Fund, even if the Subsidiary itself owns commodity-linked notes and swaps, commodity options, futures and options on futures. Based on such rulings, the Commodity Return Strategy Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and, through investments in the Subsidiary, swaps and futures contracts on individual commodities or a subset of commodities and options on them.

The IRS has recently announced an internal review of its regulatory approach with respect to commodity-related investments by U.S. mutual funds.  The IRS has placed a moratorium on the issuance of any additional private letter rulings to U.S. mutual funds.  The IRS, after completion of its internal review, may significantly change its regulatory approach and adopt a regulatory approach to commodity-related investments resulting in significant restrictions on the Fund’s ability to invest as previously anticipated.

Foreign Currency Transactions.  In general, gains from transactions involving foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether a Fund qualifies as a regulated investment company.  It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the asset diversification requirement described above.

Under section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar).  In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not “regulated futures contracts,” from unlisted options and from the disposition of debt securities denominated in non-U.S. currency, will be treated as ordinary income or loss to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates.  In certain circumstances where the transaction is not undertaken as part of a straddle, a Fund may elect capital gain or loss treatment for such transactions.  Alternatively, a Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss.  In general gains or losses from a foreign currency transaction subject to section 988 of the Code will increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.  Additionally, if losses from a foreign currency transaction subject to section 988 of the Code exceed other investment company taxable income during a taxable year, the Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder’s basis in his Shares.

Tax Credit Bonds.  If a Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during the Fund’s taxable year, and the Fund satisfies the minimum distribution requirement, the Fund may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the Fund for that year with respect to such bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” or certain other specified bonds. If a Fund were to make an election, a shareholder of the Fund would be required to include in income and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

Passive Foreign Investment Companies.  If a Fund acquires shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), the Fund may be subject to U.S. federal income tax on any “excess distribution” received with respect to such shares or any gain recognized upon a disposition of such shares, even if such income is distributed to the shareholders of the Fund.  Additional charges in the nature of interest may also be imposed on the Fund in respect of such deferred taxes.  If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be taken into account by the Fund for purposes of satisfying the Distribution Requirement and the federal excise tax distribution requirement.

Alternatively, a Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year.  In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains.  The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS.  By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock.  The Fund may have to distribute this “phantom” income and gain to satisfy the Distribution Requirement and to avoid imposition of the 4% excise tax.

Each Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Foreign Taxes.  Dividends and interest (and in some cases, capital gains) received by the Funds from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries.

Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  A Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns.  Foreign taxes paid by a Fund will reduce the return from the Fund’s investments.

Taxation of U.S. Shareholders

Dividends and Distributions.  Dividends and other distributions by the Funds are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made.  However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

Distributions of net realized long-term capital gains, if any, that a Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund.  All other dividends of each Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividend”) are generally subject to tax as ordinary income.  Because the Floating Rate High Income Fund invests primarily in fixed income securities, it does not expect that a significant portion of its dividends will be treated as “qualified dividend income,” which is generally eligible for taxation for individual shareholders at the rates applicable to long-term capital gains (currently at a maximum rate of 15%).

Special rules apply, however, to regular dividends paid to individuals.  Such a dividend, with respect to taxable years beginning on or before December 31, 2012, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements.  Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses.  The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by a Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year.  For this purpose, “qualified dividend income” generally means income from dividends received by a Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.  Also, dividends received by a Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company.  In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.  If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

We will send you information after the end of each year setting forth the amount of dividends paid by the Fund that are eligible for the reduced rates.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period. Each Fund does not expect that a significant portion of the Fund’s dividends will be eligible to be treated as qualified dividend income for purposes of taxation at long-term capital gain rates for individuals.

Dividends and distributions paid by the Funds (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Funds) will not qualify for the deduction for dividends received by corporations.  Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets).  Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.  If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock.  Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Certain types of income received by a Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to report some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.  In addition, a tax-exempt shareholder could realize UBTI by virtue of, inter alia, its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Sales of Shares.  Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares.  A redemption of shares by the Funds will be treated as a sale for this purpose.  Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less.  Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares.  In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.  Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.  If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and before January 31 of the following calendar year and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced.  Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares.  Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition.  This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Backup Withholding.  A Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  Certain shareholders are exempt from backup withholding.  Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices.  Shareholders will receive, if appropriate, various written notices after the close of a Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Other Taxes.  Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Beginning in 2013, a 3.8 percent Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Taxation of Non-U.S. Shareholders

Dividends by the Funds paid to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains.  In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty.  The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States.  Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder.  A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).  A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

For taxable years beginning before January 1, 2012, properly reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, each Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

For taxable years beginning before January 1, 2012, distributions that a Fund reports as “short-term capital gain dividends” or “long-term capital gain dividends” will not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the Fund’s direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the foreign shareholder has not owned more than 5% of the outstanding shares of a Fund at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% withholding by the Fund and will be treated as ordinary dividends to the foreign shareholder; if the foreign shareholder owned more than 5% of the outstanding shares of the Fund at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 35% withholding tax and could subject the foreign shareholder to U.S. filing requirements. Additionally, if a Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from the Fund on or before December 31, 2011 could be subject to the 35% withholding tax and U.S. filing requirements unless more than 50% of the Fund’s shares were owned by U.S. persons at such time or unless the foreign person had not held more than 5% of the Fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.

In addition, the same rules apply with respect to distributions to a foreign shareholder from a Fund and redemptions of a foreign shareholder’s interest in the Fund attributable to a REIT’s distribution to the Fund of gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation, if the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels. The rule with respect to distributions and redemptions attributable to a REIT’s distribution to the Funds will not expire for taxable years beginning on or after January 1, 2012.

The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding a Fund’s participation in a wash sale transaction or its payment of a substitute dividend.

A 30% withholding tax will be imposed on dividends paid after December 31, 2013 and redemption proceeds paid after December 31, 2014, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to enter into agreements with the IRS that state that they will provide the IRS information including the name, address and taxpayer identification number of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders.  Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES AFFECTING THE FUNDS AND THEIR SHAREHOLDERS.  CURRENT AND PROSPECTIVE SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUNDS.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL

PricewaterhouseCoopers LLP, with principal offices at 125 High Street, Boston, Massachusetts 02110, serves as independent registered public accounting firm for the Funds.  The financial statements that are incorporated by reference into this Statement of Additional Information have been audited by PwC and have been incorporated by reference herein in reliance upon the report of such independent registered public accounting firm given upon their authority as experts in accounting and auditing.

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York  10019, serves as counsel for the Funds and provides legal services from time to time for Credit Suisse and CSAMSI.

MISCELLANEOUS

As of February 3, 2012, the names, address and percentage of ownership of other persons that control the Fund (within the meaning of the rules and regulations under the 1940 Act) or own of record 5% or more of a class of the Fund’s outstanding shares were as follows:

FUND	NAME AND ADDRESS	PERCENT OWNED AS OF FEBRUARY 3, 2012

Commodity Return Strategy Fund (Class A)	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	30.33%

	American Enterprise Investment SVC FBO #890000611 PO Box 9446 Minneapolis, MN 55440-9446	30.01%

	Merrill Lynch Pierce Fenner & Smith Inc Building 1 Team A Fl 2 4800 Deer Lake Drive East Jacksonville, FL 32245-6484	18.09%

Commodity Return Strategy Fund (Class C)	Merrill Lynch Pierce Fenner & Smith Inc Building 1 Team A Fl 2 4800 Deer Lake Drive East Jacksonville, FL 32245-6484	50.67%

	American Enterprise Investment SVC FBO #890000611 PO Box 9446 Minneapolis, MN 55440-9446	9.22%

	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	5.10%

Commodity Return Strategy Fund (Class I)	Nat’l Financial Svcs Corp FBO Customers Church St Station PO Box 3908 New York, NY 10281	22.97%

	Charles Schwab & Co Inc Special Custody Account for the Exclusive Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	17.44%

FUND	NAME AND ADDRESS	PERCENT OWNED AS OF FEBRUARY 3, 2012

	Edward D Jones & Co Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Heights, MO 63043-3009	13.71%

	Merrill Lynch Pierce Fenner & Smith Inc Building 1 Team A Fl 2 4800 Deer Lake Drive East Jacksonville, FL 32245-6484	10.53%

Floating Rate High Income Fund (Class A)	Merrill Lynch Pierce Fenner & Smith Inc Building 1 Team A Fl 2 4800 Deer Lake Drive East Jacksonville, FL 32245-6484	27.32%

	American Enterprise Investment SVC FBO #890000611 PO Box 9446 Minneapolis, MN 55440-9446	8.90%

	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	6.81%

Floating Rate High Income Fund (Class B)	Merrill Lynch Pierce Fenner & Smith Inc Building 1 Team A Fl 2 4800 Deer Lake Drive East Jacksonville, FL 32245-6484	39.87%

	Charles Schwab & Co Inc Special Custody Account FBO Customers Attn Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	9.97%

Floating Rate High Income Fund (Class C)	Merrill Lynch Pierce Fenner & Smith Inc Building 1 Team A Fl 2 4800 Deer Lake Drive East Jacksonville, FL 32245-6484	26.72%

	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	18.17%

	Charles Schwab & Co Inc Special Custody Account FBO Customers Attn Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	14.10%

FUND	NAME AND ADDRESS	PERCENT OWNED AS OF FEBRUARY 3, 2012

Floating Rate High Income Fund (Class I)	Nat’l Financial Svcs Corp FBO Customers Church St Station PO Box 3908 New York, NY 10281	75.90%

FINANCIAL STATEMENTS

Each Fund’s audited Annual Report for the classes of shares it makes available, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, as relevant to the particular investor, is incorporated herein by reference.  Each Fund will furnish without charge a copy of the Fund’s Annual Report upon request by calling the Fund at 1-877-870-2874.

APPENDIX A

CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

INTRODUCTION

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting.  The duty of care requires Credit Suisse to monitor corporate events and to vote proxies.  To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds, and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

POLICY

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients.  The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies.  The Policy is not exhaustive and does not include all potential issues.

PROXY VOTING COMMITTEE

The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees).  The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy.  The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Risk Metrics Group’s ISS Governance Services Unit (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals.  Proxy proposals addressed by the Policy will be voted in accordance with the Policy.  Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS.  Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS.  To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS.  Such recommendation will set forth its basis and rationale.  In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

CONFLICTS

Credit Suisse is the part of the asset management business of Credit Suisse, one of the world’s leading banks.  As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts.  The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue.  In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

CONSENT

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote.  Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

RECORDKEEPING

Credit Suisse is required to maintain in an easily accessible place for six years all records relating to proxy voting.

These records include the following:

•                  a copy of the Policy;

•                  a copy of each proxy statement received on behalf of Credit Suisse clients;

•                  a record of each vote cast on behalf of Credit Suisse clients;

•                  a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•                  a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client.  Upon request, Credit Suisse will provide any client with a copy of the Policy.  Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies.  ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion.  ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals.  ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear.  The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.  Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.  Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).  Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis.  Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis.  Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause.  Generally vote for proposals to restore shareholder ability to remove directors with or without cause.  Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis.  Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold.  Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.  Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees.  Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels.  Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders.  The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy may remain in place.  If the dissidents will not agree, the confidential voting policy may be waived.  Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis.  Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.  Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis.  Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.  Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives.  Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company.  Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations.  Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation.  Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest.  Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action.  Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis.  Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.  Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights.  Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).  Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).  Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.  Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.  Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis.  Generally vote for plans which provide a dollar-for-dollar cash for stock exchange.  Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors.  Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans.  Votes on employee stock purchase plans should be determined on a case-by-case basis.  Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less.  Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive.  Generally vote for proposals to add performance goals to existing compensation plans.  Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis.  Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.  Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.  Generally vote against shareholder proposals requiring director fees be paid in stock only.  Generally vote for shareholder proposals to put option repricings to a shareholder vote.  Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.  Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.  Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 2, 2011

APPENDIX B

DESCRIPTION OF RATINGS

Commercial Paper Ratings

Commercial paper rated A-1 by Standard & Poor’s, a subsidiary of The McGraw-Hill Companies, Inc. (“S&P”) indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation.  Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s Investors Service, Inc. (“Moody’s”).  Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.  Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations.  This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternative liquidity is maintained.

Corporate Bond Ratings

The following summarizes the ratings used by S&P for corporate bonds:

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - This is the lowest investment grade.  Debt rated BBB has an adequate capacity to pay interest and repay principal.  Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB represents a lower degree of speculation than B and C the highest degree of speculation.  While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues.  However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.  The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Additionally, the rating CI is reserved for income bonds on which no interest is being paid.  Such debt is rated between debt rated C and debt rated D.

To provide more detailed indications of credit quality, the ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

D - Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The following summarizes the ratings used by Moody’s for corporate bonds:

Aaa - Bonds that are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of desirable investments.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody’s applies numerical modifiers (1, 2 and 3) with respect to the bonds rated “Aa” through “B”.  The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Caa - Bonds that are rated Caa are of poor standing.  These issues may be in default or present elements of danger may exist with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Short-Term Note Ratings

The following summarizes the two highest ratings used by S&P for short-term notes:

SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

The following summarizes the two highest ratings used by Moody’s for short-term notes and variable rate demand obligations:

MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Municipal Obligations Ratings

The following summarizes the ratings used by S&P for Municipal Obligations:

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - This is the lowest investment grade.  Debt rated BBB has an adequate capacity to pay interest and repay principal.  Although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB represents a lower degree of speculation than B and C the highest degree of speculation.  While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues.  However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.  The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Additionally, the rating CI is reserved for income bonds on which no interest is being paid.  Such debt is rated between debt rated C and debt rated D.

To provide more detailed indications of credit quality, the ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

D - Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The following summarizes the highest four municipal ratings used by Moody’s:

Aaa - Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge.”  Interest payments are protected by a large or exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated as are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of desirable investments.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Note:  Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

Caa - Bonds that are rated Caa are of poor standing.  These issues may be in default or present elements of danger may exist with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.